United States
Securities And Exchange Commission
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number      811-8056
MMA Praxis Mutual Funds

(Exact name of registrant as specified in charter)
P.O. Box 483, Goshen, IN 46527

(Address of principal executive offices)           (Zip code)
Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, MA 02116

(Name and address of agent for service)
Registrant’s telephone number, including area code: (513) 878-4000
Date of fiscal year end:       12/31
Date of reporting period:       12/31/07
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.

MMA Praxis Mutual Funds Annual Report for the year ended December 31, 2007 Intermediate Income Fund Core Stock Fund Value Index Fund Growth Index Fund International Fund Small Cap Fund Engage your values

Table of contents

Message from the President	1

MMA Praxis Stewardship Investing Report	4

MMA Praxis Intermediate Income Fund
Portfolio managers’ letter	7
Performance review	8
Schedule of portfolio investments	10
Statement of assets and liabilities	18
Statement of operations	19
Statements of changes in net assets	20
Financial highlights	21

MMA Praxis Core Stock Fund
Portfolio managers’ letter	24
Performance review	25
Schedule of portfolio investments	27
Statement of assets and liabilities	31
Statement of operations	32
Statements of changes in net assets	33
Financial highlights	34

MMA Praxis Value Index Fund
Portfolio manager’s letter	37
Performance review	38
Schedule of portfolio investments	40
Statement of assets and liabilities	49
Statement of operations	50
Statements of changes in net assets	51
Financial highlights	52

MMA Praxis Growth Index Fund
Portfolio manager’s letter	55
Performance review	56
Schedule of portfolio investments	58
Statement of assets and liabilities	67
Statement of operations	68
Statement of changes in net assets	69
Financial highlights	70

Table of contents

MMA Praxis International Fund
Portfolio manager’s letter	73
Performance review	75
Schedule of portfolio investments	77
Statement of assets and liabilities	84
Statement of operations	85
Statements of changes in net assets	86
Financial highlights	87

MMA Praxis Small Cap Fund
Portfolio manager’s letter	90
Performance review	91
Schedule of portfolio investments	93
Statement of assets and liabilities	97
Statement of operations	98
Statement of changes in net assets	99
Financial highlights	100

Notes to financial statements	103
Report of Independent Registered Public Accounting Firm	114
Additional fund information (unaudited)	115
Management of the Trust (unaudited)	124

Glossary of Terms

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital Index-Europe, Australia and the Far East Index (MSCI-EAFE) is an unmanaged Morgan Stanley Capital International Index that is designed to measure the performance of the developed stock markets of Europe, Australia and the Far East.

The Morgan Stanley Capital AC World Free-(ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor’s 500/Citigroup Value Index (the “S&P 500/Citigroup Value Index”), is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios. Prior to December 16, 2005, this index represented the S&P/Barra Value Index.

MSCI — Prime Market Value Index represents the value companies of the MSCI Prime Market 750 Index. The MSCI Prime Market 750 Index represents the Universe of large and medium capitalization companies in the U.S. equity market.

MSCI — Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. The MSCI Prime Market 750 Index represents the universe of large and meduim capitalization companies in the U.S. equity market.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Gross Domestic Product (the “GDP”), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the “CPI”), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the “P/E Ratio”), is a valuation ratio of a company’s current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

A

Message from the President

Dear MMA Praxis Shareholder:

Without a doubt, investors will remember 2007 as the year the housing market collapsed and triggered a credit crisis. The earnings of nearly all companies involved in homebuilding or lending were crushed. The stock of the average homebuilder dropped more than 50 percent and financial services sector stocks experienced severe selling pressure, sending their share prices sharply lower. The bond market experienced its own version of turmoil. Investors initially worried about inflation — and then recession. At times, they were frightened over the prospect of both rising prices and reduced economic growth. The 10-year Treasury bond yield ranged from a high of 5.25 percent in June to a low of 3.85 percent in November.

The question most investors are asking at this point is: Will the troubled housing and mortgage industries take down the entire economy? The underlying key is consumer spending, which makes up approximately 70 percent of the United States economy. The contraction in the housing-related industries has a direct impact on employment and spending, but it is the related credit crunch and its impact on spending that could cause the most damage.

The impact of hundreds of billions of dollars in loan losses to banks, hedge funds, and other investors means less ability to lend, because lenders have less capital. It also means less willingness to lend, as lenders are unsure about the creditworthiness of potential borrowers and because they have to keep high quality assets (cash) on their balance sheets to cover their own potential losses.

The real problem is that it is difficult to quantify the losses and impossible to confidently forecast how restrictive credit will be and for how long. There is also fear that credit problems will spread to other areas, with credit cards representing a real area of concern as a result of lax underwriting standards. As I write this, it seems clear banks will have more write-offs over the next few months or quarters and that the infamous SIV’s (structured investment vehicles), which are often highly leveraged, will suffer through more ratings downgrades as collateral values decline further. Finally, a predisposition to conservative lending by most banks will make the Federal Reserve Board’s job more difficult in injecting liquidity into the banking system. This suggests the current trend of less credit and higher costs probably has a way to go before we work out these difficult problems.

While it is easy to dwell on all of the negative news these days, it is not a foregone conclusion that all of the aforementioned problems will drag the economy into recession, though clearly some slowdown is inevitable. Investors should understand no one can accurately forecast trends for the economy, but should remain prepared for a rough year ahead in the financial markets. Most importantly, investors with a long term time horizon will understand that market turmoil can create wonderful investing opportunities, i.e. the ability to acquire stocks and bonds of quality, durable, businesses at a deep discount to their intrinsic worth.

The following chart highlights the six-month performance of major market indexes:

	First Half 2007	Second Half 2007	Annual Returns 2007
	(1/1/07-6/30/07)	(7/1/07-12/31/07)	(1/1/07-12/31/07)

S&P 500 Index[1]	6.96%	–1.37%	5.50%

Lehman Brothers Aggregate Bond Index[1]	0.98%	5.93%	6.96%

MSCI Prime Value Index[1]	6.75%	–6.13%	0.21%

MSCI EAFE Index[1]	11.09%	0.48%	11.63%

MSCI Prime Growth Index[1]	8.00%	4.38%	12.73%

Russell 2000 Index[1]	6.45%	–7.53%	–1.57%

[1]	Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

Message from the President

Portfolio performance

MMA Praxis Intermediate Income Fund
On October 19, 2007, the 20th anniversary of the “Crash of ’87,” the U.S. stock market took a drubbing, falling 2.56 percent. In a curious parallel, the woes now confronting the market are the result of a crash in the credit markets every bit as severe as that which hit stocks back in 1987, but as previously noted, threatens to have more impact on the U.S. and the global economy.

The stock market can close down for a while and it really doesn’t matter all that much. The primary function of the stock market is not to finance company operations. Rather, its most important function is to serve as a pricing mechanism for the stock of publicly traded companies. Companies go public once, and most come to the equity market very infrequently for additional capital, and then typically to finance long-lived capital investments or acquisitions.

Credit (bond) markets are different. They are the source of liquidity to fund operations. If they are not functioning, the economy is threatened. That is why the problems that began in the U.S. sub-prime housing market, but which have spread to encompass a wide spectrum of the mortgage market, are so serious and have focused the attention of central banks and government financial authorities to move quickly to attempt to restore the credit markets to normalcy.

In this very difficult credit environment, the managers of the MMA Praxis Intermediate Income Fund (Class A Share (NAV)), posted a gain of 5.91 percent for 2007. These returns lagged the benchmark established for the Fund (Lehman Aggregate Bond Index), which returned 6.96 percent over the same time. For in in-depth analysis of this Fund’s strategy, please read the co-portfolio manager’s commentary found later in this report.

MMA Praxis Core Stock Fund
The stock market delivered mediocre gains in 2007, with the bellwether Standard & Poor’s 500 up 5.49 percent for the year. These returns were led, for the most part, by the same sector groups that have led for the past several years: Energy, materials, industrials, and technology. The same laggards were again negative: Consumer discretionary stocks, financials, and health care. Growth stocks substantially outperformed value stocks across the board.

2007 saw the continuation of a curious phenomenon. Those stocks that have been up over the past few years continued to outperform the overall market. Valuation has really not mattered at all. What has caught investor’s attention is price momentum. This is very similar to what we saw during the tech bubble in 1999. Perhaps it is not yet that extreme, but it feels like we are clearly in the “speculative” zone.

For the 12-month period ended December 31, 2007, the MMA Praxis Core Stock Fund Class A Share (NAV) returned (.68) percent. These returns were less than the established benchmark (S&P 500) for the Fund, as previously noted. For a detailed explanation of those factors that contributed to the underperformance, please read the portfolio manager’s commentary, found later in this report.

MMA Praxis Value Index Fund
In 2007, the MMA Praxis Value Index Fund A Shares (NAV) were down by (6.66) percent. The benchmark index for this Fund, the MSCI U.S. Prime Market Value Index, managed an ever so slight positive return of .22 percent. (Note: It is not possible to invest directly in an index, which does not incur expenses like an index fund.). Over the past five years, A Shares have delivered average annualized returns of 11.95 percent. For investors who are looking for large-cap value exposure in their portfolio, and are committed to an investment process that aligns their financial decisions with their values, the MMA Praxis Value Index Fund has proven to be a solid investment choice. Investors in this Fund are encouraged to read the portfolio manager’s report for a more detailed explanation of those factors that contributed to the poor relative performance of this Fund in 2007.

MMA Praxis Growth Index Fund
A second new MMA Praxis Fund was also introduced on May 1. The MMA Praxis Growth Index Fund compliments the MMA Praxis Value Index Fund. Both Funds are managed by Chad Horning, CFA, who will manage the Growth Index Fund through a passive indexing strategy intended to replicate the performance of large- and mid-sized growth stocks. Combining the Praxis Value and Growth Index Funds allows investors to gain broad, low-cost exposure to the U.S. stock market. As with all MMA Praxis Funds, the two new Funds integrate MMA’s stewardship investing guidelines. This includes screening companies based on ethical values, shareholder advocacy to encourage companies to be more responsible businesses and corporate citizens, and community development investing.

Since May 1, the Fund (Class A Share, NAV) has returned 4.03 percent, trailing its benchmark, the MSCI U.S. Prime Growth Index, which generated a return of 6.72 percent for the same time.

MMA Praxis International Fund
Foreign stock markets continued to deliver outsized returns relative to their U.S. counterparts during 2007. This continues a trend that is now more than five years in the running. For the year, the MSCI EAFE Index was up 11.6 percent. The decline of the U.S. dollar against major foreign currencies added significantly to the overall return realized by U.S. investors in international markets last year. Of the 11.6 percent return for the EAFE Index, 7.6 percent was a result of currency price movements. Against this backdrop, the MMA Praxis International Fund Class A Share (NAV) returned 12.59 percent, substantially outperforming its benchmark for the year.

MMA Praxis Small Cap Fund
On May 1, the MMA Praxis Small-Cap Fund was added to the MMA Praxis Fund family. This new Fund is one of the few socially responsible investment options available for those interested in investing in small companies. After an exhaustive search for a top-tier investment manager for the Fund, Luther King Capital Management, Forth Worth, Texas, was selected. Your Fund’s trustees chose Luther King on the basis of the firm’s outstanding reputation for quality, integrity, and stability, as well as their emphasis on achieving competitive, risk-adjusted returns. Fund managers Luther King and Steven Purvis are core style managers, allowing them to add both value and growth-style stocks to the portfolio. We are pleased to have a firm with the outstanding reputation of Luther King to steward the assets of this new mutual fund.

Since the Fund’s inception on May 1, 2007, an investor in the Class A Share (NAV) would have experienced a return of (5.00) percent, which is slightly better than the (5.15) percent delivered by the Fund’s benchmark, the Russell 2000 Index.

Closing thoughts
Your investment in MMA Praxis Mutual Funds provides you with the opportunity to integrate your faith and values with your financial planning objectives, essentially affording you the opportunity to realize a “double-bottom line return” on your investments. MMA Praxis assists investors who are interested in both financial and social returns on their investment portfolio. For an in-depth discussion of the social impact your investment generated last year, be sure to read Mark Regier’s report that details the Fund’s accomplishments on the shareholder advocacy and community development investing fronts. Your investment in MMA Praxis Funds continues to enable management to work hard to be effective holistic stewards of the assets entrusted to us.

We remain grateful for the trust and confidence you have demonstrated in MMA Praxis Mutual Funds and thank you for allowing us to partner with you in meeting your financial planning goals.

Sincerely,

John L. Liechty
President, MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Report

SEC settles issue of proxy access and advisory resolutions — for now
MMA Praxis applauds the decision by the Securities and Exchange Commission (SEC) to not pursue its controversial process to curtail or even eliminate the right to file shareholder resolutions, proposed in the middle of 2007. SRI and related organizations, including MMA, helped organize many of the record 34,000 comments the SEC received in opposition to limiting shareholder proposals and the stifling of shareholder speech. However, the commission has left the door open to revisit such changes in 2008. Thus, MMA will remain vigilant in safeguarding the rights of American investors.

At the same time, we oppose the SEC’s decision to limit the rights of shareholders to participate in the nomination of qualified directors. We join with those investors who urge the commission to reconsider this anti-investor decision. Nominating directors for a vote is a basic shareholder right that deserves respect.

On August 29, 2007, the Social Investment Forum (SIF) and the Interfaith Center on Corporate Responsibility (ICCR) launched the SaveShareholderRights.org Web site, which facilitated the submission of roughly 9,000 total investor emails to the SEC and Congress in opposition to the shareholder curbs then under discussion at the commission.

With only a handful of comments on the public record supporting the controversial proposals, the overwhelming expression of opposition paralleled a national opinion survey finding released in September. That scientific survey found that only about a third or less of United States investors supported any of the five potential approaches outlined by the SEC to curb the rights of shareholders.

This was not the first time socially responsible and religious investors have challenged a potential SEC curb on the voice of shareholders. The current campaign by concerned investors surpassed by a significant margin the outcry that ensued in 1997-98 when more than 300 socially responsible investing, religious, labor, and other groups coalesced to oppose an earlier SEC staff plan to gut the shareholder resolution process. The groups prevailed and the SEC was forced to withdraw its widely-criticized proposal.

MMA Praxis explores abusive credit card practices
In September, MMA hosted a one day summit in New York exploring abusive credit card industry practices and disturbing parallels to the subprime mortgage collapse. An invited group of nearly 30 people attended, representing a variety of church denominations and socially responsible mutual funds.

Two high-profile presenters, Robert Manning, PhD, and videographer Danny Schechter, shared from their years of experience documenting abuses in the consumer lending industry. Manning, author of Credit Card Nation, is one of the leading experts on the credit industry and a frequently invited guest in Congressional hearings and media interviews. Schechter recently produced the documentary In Debt We Trust, which takes a critical look at credit card industry practices.

The summit exposed ways credit card companies target customers and documented some of their most egregious predatory practices. With consumer debt reaching an all time high in the U.S. and the economic pressure of subprime lending and home valuations shifting to credit cards, current trends pose significant concerns for vulnerable populations in particular and the stability of the economy as a whole.

MMA believes credit card practices entail both moral and economic dimensions and is committed to being at the forefront of efforts to promote prudent and just policies. Efforts are underway to make informational inquiries of companies, develop a set of best practices, crafting shareholder resolutions that are able to withstand SEC scrutiny, and building a grassroots element to increase visibility.

Support for universal access to health care sought by shareholders
MMA participated with other faith-based institutional investors in an August conference on access to healthcare held in Chicago. Participants reflected the belief that healthcare in America should be accessible and affordable to all and that our current system is unsustainable.

MMA Praxis Stewardship Investing Report

In the past, U.S. companies have generally been critical of attempts to institute a government-organized healthcare system. However, companies are increasingly feeling the pinch of the current system, which places the cost on companies (as well as individuals) and often places them at a disadvantage in the global marketplace.

Through the ICCR, MMA engages corporations on the topic of cost-effective, accessible health care based on a set of principles which seek a system that is:

•	Accessible and affordable — each individual has access to quality, affordable health care coverage, and services sufficient for a healthy life, regardless of health/financial circumstances.

•	Of standard quality — Where quality is determined by improved health outcomes.

•	Accountable — In that all stakeholders (individuals, providers, businesses, non-profits, governments) are accountable for the integrity, viability, and cost containment of the health care system.

•	Equitably financed — So that all stakeholders share responsibility for financing the system.

Focus on environment at BP’s Whiting refinery
This summer BP was issued a permit to increase waste discharge from their Whiting, Ind., oil refinery into Lake Michigan. This controversial action was met with rigid opposition from many people in the region (and around the country); especially those who draw their drinking water from the lake.

Soon after the controversy came to the fore, MMA was part of a call (comprised of socially responsible institutional investors) with BP raising concerns and challenging the company to live up to its commitment to be an environmental leader in finding a way forward that both meets BP’s need for growth and also the needs of the environment. In the end, BP pledged to abide by their former, stricter permit while simultaneously expanding their refining capabilities. MMA is pleased with the company’s response and hopes it sets a model for others in the oil and gas sector.

MMA also participated in a September call with BP management concerning their plans to address climate change. Topics included the company’s plan to decrease greenhouse gas (GHG) emissions, the state of its refining operations, and its future energy mix. With GHG emissions becoming an ever-larger liability — and its conventional crude oil production slipping — BP is actively involved with alternative energy possibilities. MMA will continue to monitor BP’s efforts in this area.

MMA Praxis bond investments support renewable energy
The MMA Praxis Intermediate Income Fund purchased $1 million in 10-year bonds this past fall from LL&P Wind Energy, Inc. LL&P will use this money — part of a $54 million bond issue — to acquire energy rights to the White Creek Wind Project, Goldendale, Wash.

Construction of the wind farm is nearly complete and includes 89 Siemens 2.3 Megawatt wind turbine generators, bringing capacity to 204.7 MW. This is enough electricity to power 38,000 residences. According to White Creek chairman Robin Rego, the site of the project is excellent for wind power production and there is room for expansion.

CEOs weigh-in on climate change policy
Executives of companies in the U.S. Climate Action Partnership (USCAP) have begun meeting with officials in the Bush administration to discuss the framework of potential federal greenhouse gas emissions law.

While the Administration opposes mandatory restrictions on GHG emissions, according to some USCAP executives, there is a distinction between the official stance and certain senior officials within it. The USCAP hopes to reach a compromise so market-based carbon limits become established and some long-term policy begins to take root. This effort is considered vital for companies planning long-term strategy and capital investments.

The USCAP is a group of businesses and leading environmental organizations that have come together to call on the federal government to quickly enact strong national legislation to require significant reductions of greenhouse gas emissions. Corporate members include General Electric Co., PG&E, Duke Energy, and others, demonstrating that proactive environmental efforts have become serious, material elements of business planning and investments.

New MMA CDI program targets congregational community development
In the Bible, the prophet Nehemiah’s construction project — rebuilding the city wall of Jerusalem — brought back hope to the people who were re-establishing their lives in that holy city. Nehemiah challenged them to each do their part in rebuilding the city and their identity as God’s people.

Loans from a new program through MMA Community Development Investments (MMA CDI) are helping people regain hope in the 21st Century. Dubbed the Nehemiah Challenge, this initiative is a partnership with MMA’s church loan program. It seeks to support building projects that expand the neighborhood development efforts of churches and institutions or that support underserved people and communities, while meeting MMA’s church loan qualifications.

The first loans made through the Nehemiah Challenge include:

•	Berhane Wongel Christian Church, an Ethiopian-American congregation serving the growing ethnic community in the Evanston, Ill., area.

•	Atlanta Recovery Center, a Methodist-sponsored transitional housing program for the homeless located in Atlanta, Ga.

•	Iglesia Dios Con Nosotoros, a Hispanic congregation expanding its ministry to underserved communities in Phoenix, Ariz.

•	Wichita Friends School, a Quaker-sponsored school serving predominantly low-income residents of Wichita, Kan.

Christmas campaign highlighted violence in video games
In November, MMA Praxis joined other institutional members of the ICCR in encouraging adults who give gifts to children and teenagers to be aware of violent content and the social impact of video games during the Christmas season.

During the weeks leading up to Christmas, when the industry makes much of its profit, video games with extreme violence are heavily marketed. Even though studies in behavioral science show that children and adolescents who play violent video games are at increased risk for aggressive behavior, these games are bestsellers sold by most retailers — and too often directly to minors.

Information offered by the ICCR explains how games are rated, what content descriptors mean, and provides an annually-updated retailer comparison chart that lists sales policies related to violent, “M-rated” games. MMA Praxis has led conversations with Sears/K-mart which has recently made significant strides in formalizing and improving its policies in this area.

Mark Regier
Stewardship Investing Services Manager

MMA Praxis Intermediate Income Fund

Annual report to shareholders
Portfolio managers’ letter

Economic growth in the second half decelerated as the fallout from the housing sector finally began to spread to consumer spending and the job market. For all of 2007, real growth was a modest 2.2 percent. The declining trend in economic activity led to increasing concerns for a recession in 2008. This in turn worsened market sentiment.

The second half of 2007 saw two spikes in risk volatility, first in August and again in November. Each period coincided with news events that led to much wider credit spreads or, in other words, much higher yields on bonds with credit risk relative to Treasuries. As we mentioned in our last report, we felt investors were not being adequately rewarded for taking risk in early 2007. This imbalance was corrected with a vengeance as lower grade bonds were re-priced sharply wider.

As credit markets became increasingly volatile and illiquid, a flight to safety began. Treasury bonds rallied sharply with yields dropping dramatically. The yield on the two year Treasury fell 1.82 percent from 4.875 percent to 3.06 percent. Yields on longer maturity bonds fell sharply as well. The 10-year yield on the 10-year Treasury note fell 1 percent from 5.03 percent to 4.03 percent.

As the turmoil grew, concerns about inflation faded as investors began to take the risk of a recession seriously. Fortunately, the Fund’s managers positioned the portfolio for a difficult environment. The focus was on reducing corporate bonds and shifting to agencies such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank. This provided considerable protection against the underperformance of corporate bonds.

Positive factors for the Fund were its currency position in euros, the overweight in agencies, and the extra yield it had relative to the Lehman Aggregate benchmark.

The negatives were the poor performance of the commercial mortgage backed securities holdings (even though all of them were rated AAA and had very modest delinquencies) and the holdings in Countrywide Financial, which reduced the portfolio’s return by 18 basis points. The Fund’s relatively short duration for part of the second half hurt as well.

Even though the Fund was well-positioned for the environment that developed, it underperformed the Lehman Aggregate benchmark by 63 basis points (for Class A shares) in the second half. Relative to other Funds with similar objectives, performance was solid.

Outlook
We expect modest real growth of 1 percent for 2008 with inflation gradually subsiding as the economy weakens. The Fed has already cut rates sharply, but probably will make additional cuts. This should eventually calm the markets somewhat, but the root cause of the slow down, the massive overbuilding of houses and the associated lending disasters, will continue into 2009 and perhaps longer.

Stress on the financial sector is never a pretty thing and we expect it to continue to be a problem through most, if not all, of 2008. The Fund is well positioned to ride out the storm. As risk becomes priced into the market, opportunities should emerge to add bonds with attractive returns profiles.

Eventually the write-downs at the banks and brokers will be adequate and a healthier economy will emerge. This will ease recession concerns and allow a more positive market environment to return.

Delmar King
MMA Praxis Intermediate Income Fund Co-manager

Benjamin Bailey, CFA®
MMA Praxis Intermediate Income Fund Co-manager

MMA Praxis Intermediate Income Fund

MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 12/31/07

	Inception
	Date	1 Year	3 Year	5 Year	10 Year

Class A	5/12/99	5.91%	3.77%	3.75%	4.77%
Class A*	5/12/99	1.90%	2.45%	2.96%	4.37%

Class B	1/4/94	5.50%	3.30%	3.27%	4.42%
Class B**	1/4/94	1.50%	2.37%	3.10%	4.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 3.75%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Intermediate Income Fund

Performance review (continued)

Growth of $10,000 investment from 12/31/97 to 12/31/07

Class A load		Class B - no load		LB Aggregate Bond Index
Date	Balance	Date	Balance	Date	Balance

12/31/1997	9,625	12/31/1997	10,000	12/31/1997	10,000
3/31/1998	9,763	3/31/1998	10,143	3/31/1998	10,156
6/30/1998	9,962	6/30/1998	10,350	6/30/1998	10,393
9/30/1998	10,368	9/30/1998	10,772	9/30/1998	10,832
12/31/1998	10,327	12/31/1998	10,729	12/31/1998	10,869
3/31/1999	10,253	3/31/1999	10,653	3/31/1999	10,815
6/30/1999	10,152	6/30/1999	10,539	6/30/1999	10,720
9/30/1999	10,220	9/30/1999	10,600	9/30/1999	10,793
12/31/1999	10,160	12/31/1999	10,525	12/31/1999	10,779
3/31/2000	10,328	3/31/2000	10,690	3/31/2000	11,017
6/30/2000	10,388	6/30/2000	10,754	6/30/2000	11,209
9/30/2000	10,674	9/30/2000	11,028	9/30/2000	11,547
12/31/2000	10,977	12/31/2000	11,335	12/31/2000	12,033
3/31/2001	11,299	3/31/2001	11,657	3/31/2001	12,398
6/30/2001	11,355	6/30/2001	11,705	6/30/2001	12,468
9/30/2001	11,822	9/30/2001	12,175	9/30/2001	13,043
12/31/2001	11,700	12/31/2001	12,039	12/31/2001	13,048
3/31/2002	11,621	3/31/2002	11,947	3/31/2002	13,061
6/30/2002	12,033	6/30/2002	12,360	6/30/2002	13,543
9/30/2002	12,593	9/30/2002	12,923	9/30/2002	14,164
12/31/2002	12,755	12/31/2002	13,078	12/31/2002	14,387
3/31/2003	12,911	3/31/2003	13,226	3/31/2003	14,587
6/30/2003	13,211	6/30/2003	13,521	6/30/2003	14,952
9/30/2003	13,200	9/30/2003	13,479	9/30/2003	14,930
12/31/2003	13,223	12/31/2003	13,488	12/31/2003	14,977
3/31/2004	13,535	3/31/2004	13,792	3/31/2004	15,375
6/30/2004	13,225	6/30/2004	13,461	6/30/2004	15,000
9/30/2004	13,597	9/30/2004	13,824	9/30/2004	15,479
12/31/2004	13,721	12/31/2004	13,934	12/31/2004	15,627
3/31/2005	13,669	3/31/2005	13,865	3/31/2005	15,552
6/30/2005	14,014	6/30/2005	14,201	6/30/2005	16,020
9/30/2005	13,909	9/30/2005	14,073	9/30/2005	15,913
12/31/2005	13,971	12/31/2005	14,121	12/31/2005	16,006
3/31/2006	13,870	3/31/2006	14,001	3/31/2006	15,902
6/30/2006	13,831	6/30/2006	13,945	6/30/2006	15,890
9/30/2006	14,307	9/30/2006	14,405	9/30/2006	16,495
12/31/2006	14,477	12/31/2006	14,558	12/31/2006	16,700
3/31/2007	14,670	3/31/2007A	14,751	3/31/2007	16,950
6/30/2007	14,560	6/30/2007A	14,641	6/30/2007	16,862
9/30/2007	14,944	9/30/2007A	15,027	9/30/2007	17,342
12/31/2007	15,332	12/31/2007A	15,418	12/31/2007	17,862

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 12/31/97 to 12/31/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 3.75%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

[1]	The Lehman Brothers Aggregate Bond Index is an unmanaged index comosed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES — 2.0%
Honda Auto Receivables Owner Trust, 4.15%, 10/15/10	$1,000,000	$996,872
Massachusetts RRB Special Purpose Trust, 3.78%, 9/15/10	359,199	358,086
Morgan Stanley Auto Loan Trust, 3.33%, 10/15/11	1,124,474	1,123,959
Onyx Acceptance Owner Trust, 3.89%, 2/15/11	573,522	570,706
PG&E Energy Recovery Funding LLC, 3.87%, 6/25/11	683,599	678,980
Residential Funding Mortgage Securities, 5.53%, 1/25/36	1,000,000	897,176
Wachovia Auto Loan Owner Trust, 5.10%, 7/20/11 (a)	1,000,000	1,003,199

TOTAL ASSET BACKED SECURITIES		5,628,978

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
JPMorgan Securities, Inc., 4.50%, 9/25/19	624,448	618,532

COMMERCIAL MORTGAGE BACKED SECURITIES — 10.4%
Bear Stearns Commercial Mortgage Securities, 5.20%, 12/1/38	2,000,000	1,979,938
Bear Stearns Commercial Mortgage Securities, 5.71%, 6/11/40	1,000,000	1,028,986
Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41	300,000	297,380
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41	1,000,000	980,671
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	1,000,000	955,607
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	2,030,520
Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42	1,000,000	991,477
Bear Stearns Commercial Mortgage Securities, 5.83%, 9/11/42	1,000,000	1,024,405
Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42	1,125,000	1,126,405
Bear Stearns Commercial Mortgage Securities, 5.33%, 2/11/44	2,000,000	1,996,920
Bear Stearns Commercial Mortgage Securities, 5.61%, 6/11/50	1,000,000	1,015,000
Chase Commercial Mortgage Securities Corp., 7.32%, 10/15/32	1,000,000	1,053,966
Heller Financial Commercial Mortgage Asset Corp., 7.75%, 1/17/34	641,569	669,294
JPMorgan Chase Commercial Mortgage Securities, 4.92%, 10/15/42	1,000,000	970,184
JPMorgan Chase Commercial Mortgage Securities, 5.40%, 5/15/45	2,000,000	2,008,008
JPMorgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46	1,000,000	991,753
JPMorgan Trust, 4.90%, 10/15/42	1,000,000	982,563
Morgan Stanley Capital, 5.01%, 1/14/42	1,000,000	992,404
Morgan Stanley Capital, 4.83%, 6/12/47	1,000,000	987,074
Morgan Stanley Capital I, 6.48%, 11/15/30	909,265	910,569
Morgan Stanley Capital I, 5.93%, 12/15/35	1,225,000	1,275,719
Morgan Stanley Capital I, 5.98%, 8/12/41	1,000,000	1,040,743
Morgan Stanley Capital I, 5.51%, 11/12/49	2,000,000	2,023,213
PNC, 7.51%, 12/10/32	2,000,000	2,097,267

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		29,430,066

CORPORATE BONDS — 19.6%
AGRICULTURAL SERVICES — 0.5%
Cargill, Inc., 7.50%, 9/1/26 (a)	1,250,000	1,382,405

ASSET MANAGEMENT — 0.5%
Legg Mason, Inc., 6.75%, 7/2/08	1,300,000	1,309,396

BANKING — 0.3%
Citigroup, Inc., 5.13%, 5/5/14 (b)	1,000,000	975,788

Schedule of portfolio investments

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 19.6%, continued
BROKERAGE SERVICES — 0.7%
Lehman Brothers Holdings, 6.50%, 7/19/17	$1,000,000	$1,011,857
Morgan Stanley, 5.75%, 8/31/12 (b)	1,000,000	1,020,761

		2,032,618

COMMERCIAL BANKS — 1.2%
Bank of America Corp., 7.75%, 8/15/15	1,000,000	1,128,682
State Street Corp., 7.35%, 6/15/26	1,000,000	1,083,536
Wells Fargo Co., 5.13%, 9/1/12 (b)	1,250,000	1,261,270

		3,473,488

CONSTRUCTION — 0.2%
KB Home, 8.63%, 12/15/08 (b)	500,000	490,000

ELECTRIC - INTEGRATED — 1.0%
Midamerican Energy Co., 6.75%, 12/30/31	1,500,000	1,629,591
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,086,729

		2,716,320

ELECTRIC SERVICES — 0.6%
AEP Texas North Co., Series B, 5.50%, 3/1/13	1,000,000	989,593
FPL Energy Caithness Funding, 7.65%, 12/31/18 (a)	742,893	817,599

		1,807,192

ELECTRONIC COMPONENTS - SEMICONDUCTORS — 0.2%
Applied Materials, Inc., 7.13%, 10/15/17	500,000	568,503

FINANCE - AUTO LOANS — 0.7%
Ford Motor Credit Co., 7.25%, 10/25/11	1,000,000	866,158
Ford Motor Credit Co., 8.00%, 12/15/16	500,000	424,706
General Motors Acceptance Corp., 6.75%, 12/1/14	750,000	604,912

		1,895,776

FINANCIAL SERVICES — 1.8%
Countrywide Financial Corp., 5.80%, 6/7/12 (b)	1,000,000	730,499
Countrywide Financial Corp., 6.25%, 5/15/16	500,000	287,784
ERAC USA Finance Co., 5.90%, 11/15/15 (a) (b)	1,000,000	960,081
General Electric Capital Corp., 6.88%, 11/15/10 (b)	1,000,000	1,066,054
General Electric Capital Corp., 6.15%, 8/7/37	1,000,000	1,062,429
SLM Corp., 4.00%, 1/15/09	1,000,000	963,368

		5,070,215

FIRE, MARINE & CASUALTY INSURANCE — 0.4%
Berkley Corp., 5.13%, 9/30/10	1,000,000	997,399

FOODS — 0.2%
General Mills, 5.65%, 9/10/12	500,000	508,159

INSURANCE — 1.1%
American International Group, 6.25%, 5/1/36	1,000,000	1,005,193
Fidelity National Title, 7.30%, 8/15/11	1,000,000	1,048,423
Principal Life Global, 6.25%, 2/15/12 (a)	1,000,000	1,065,335

		3,118,951

INTERNAL COMBUSTION ENGINES, N.E.C. — 0.4%
Briggs & Stratton Corp., 8.88%, 3/15/11	1,000,000	1,062,500

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 19.6%, continued
MEDIA — 0.4%
McGrawHill Companies, Inc., 5.38%, 11/15/12 (b)	$1,000,000	$1,018,244

MEDICAL - BIOMEDICAL/GENETIC — 0.7%
Amgen, Inc., 4.00%, 11/18/09	1,500,000	1,488,939
Johnson & Johnson, 5.95%, 8/15/37 (b)	500,000	539,602

		2,028,541

NATURAL GAS PRODUCTION AND/OR DISTRIBUTION — 1.7%
Indiana Gas Co., 6.55%, 6/30/28	250,000	258,579
Keyspan Gas East, 7.88%, 2/1/10	1,250,000	1,326,813
National Fuel Gas Co., 6.30%, 5/27/08	1,000,000	1,004,300
Northern Natural Gas, 5.38%, 10/31/12 (a)	1,000,000	1,028,796
Southern Union Co., 8.25%, 11/15/29	1,050,000	1,175,112

		4,793,600

NETWORKING — 0.4%
Cisco Systems, Inc., 5.25%, 2/22/11 (b)	1,000,000	1,025,258

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 1.9%
Burlington Resources, Inc., 7.38%, 3/1/29 (b)	1,073,000	1,272,935
Conoco, Inc., 6.95%, 4/15/29 (b)	1,075,000	1,227,751
Motiva Enterprises LLC, 5.20%, 9/15/12 (a)	1,000,000	1,049,276
Ras Laffan, 5.83%, 9/30/16 (a)	1,000,000	1,016,180
XTO Energy, Inc., 7.50%, 4/15/12 (b)	1,000,000	1,093,147

		5,659,289

PUBLISHING - JOURNALS — 0.4%
Thomson Corp., 6.20%, 1/5/12 (b)	1,200,000	1,251,698

RESTAURANTS — 0.4%
YUM! Brands, Inc., 8.88%, 4/15/11	1,000,000	1,103,027

RETAIL - BUILDING PRODUCTS — 0.3%
Home Depot, Inc., 5.25%, 12/16/13 (b)	500,000	486,408
Home Depot, Inc., 5.40%, 3/1/16	500,000	473,725

		960,133

RETAIL - DISCOUNT — 0.4%
Wal-Mart Stores, 7.55%, 2/15/30 (b)	1,000,000	1,154,875

RETAIL - FOOD — 0.2%
Kroger Co., 6.40%, 8/15/17	500,000	522,957

SUPRANATIONAL BANK — 0.7%
Corporation Andina de Fomento, 5.20%, 5/21/13	1,000,000	998,594
IFFIM, 5.00%, 11/14/11 (a)	1,000,000	1,032,156

		2,030,750

TELECOMMUNICATIONS — 0.4%
Embarq Corp., 6.74%, 6/1/13 (b)	1,000,000	1,034,377

TELEPHONE - INTEGRATED — 0.4%
Sprint Capital Corp., 7.63%, 1/30/11	1,000,000	1,042,099

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS — 19.6%, continued
TRANSPORTATION SERVICES — 0.7%
Canadian National Railways, 4.40%, 3/15/13 (b)	$1,000,000	$980,875
Golden State Petroleum Transportation, 8.04%, 2/1/19	989,457	1,085,246

		2,066,121

UTILITIES - NATURAL GAS — 0.4%
Michigan Consolidated Gas Co., 8.25%, 5/1/14	1,000,000	1,128,954

UTILITIES - WATER — 0.4%
American Water Works, 6.09%, 10/15/17	1,000,000	996,633

TOTAL CORPORATE BONDS		55,225,266

CORPORATE NOTES — 1.1%
COMMUNITY DEVELOPMENT — 1.1%
MMA Community Development Investment, Inc., 2.87%, 12/31/09, (c)+	1,150,000	1,150,000
MMA Community Development Investment, Inc., 4.30%, 12/31/09, (c)+	1,925,000	1,925,000

TOTAL CORPORATE NOTES		3,075,000

INTEREST ONLY BONDS — 0.2%
FREDDIE MAC — 0.1%
5.00%, 5/15/23	636,345	6,737
5.00%, 4/15/29	2,000,000	315,216

		321,953

GOVERNMENT NATIONAL MORTGAGE ASSOC — 0.1%
1.03%, 4/16/27	8,415,515	210,311

TOTAL INTEREST ONLY BONDS		532,264

MUNICIPAL BONDS — 0.4%
LL&P Wind Energy, Inc. Washington Rev., 5.73%, 12/1/17	1,000,000	1,014,770

U.S. GOVERNMENT AGENCIES — 61.3%
FANNIE MAE — 26.2%
5.25%, 1/15/09	3,000,000	3,038,082
7.25%, 1/15/10	4,450,000	4,769,292
6.13%, 3/15/12	2,700,000	2,933,383
4.38%, 7/17/13	5,250,000	5,324,885
4.13%, 4/15/14	900,000	900,816
5.00%, 4/15/15	2,250,000	2,360,567
7.00%, 7/1/15	13,434	14,162
5.00%, 2/13/17	1,000,000	1,037,011
5.00%, 5/11/17	2,250,000	2,330,008
5.00%, 7/1/18	804,437	806,448
5.00%, 9/1/18	1,115,655	1,118,445
7.00%, 11/1/19	66,225	69,847
7.00%, 11/1/19	118,246	124,712
5.50%, 6/1/22	2,286,562	2,316,489
5.00%, 7/1/23	1,491,526	1,472,036
5.00%, 4/1/24	1,477,722	1,457,926
5.00%, 4/1/25	1,843,973	1,818,370

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 61.3%, continued
5.00%, 7/1/25	$1,665,884	$1,642,754
5.00%, 10/1/25	1,998,094	1,970,352
5.50%, 11/1/25	1,545,238	1,552,647
8.50%, 9/1/26	299,428	322,037
6.50%, 5/1/31	119,529	122,870
6.50%, 6/1/32	287,382	297,098
6.00%, 10/1/32	257,584	262,423
5.00%, 2/1/33	1,344,542	1,313,891
5.50%, 3/1/33	736,563	737,875
5.50%, 4/1/33	548,465	548,872
6.90%, 6/1/33	226,608	230,840
6.00%, 8/1/33	410,271	416,643
4.27%, 10/1/33	1,087,992	1,095,592
6.00%, 10/1/33	530,195	538,430
5.50%, 2/1/34	996,235	994,942
6.73%, 2/1/34	598,158	607,080
5.50%, 2/4/34	1,132,823	1,131,353
7.07%, 4/1/34	197,173	200,984
4.19%, 5/1/34	727,398	744,515
5.50%, 5/1/34	1,137,321	1,138,164
6.00%, 8/1/34	1,875,162	1,904,287
5.50%, 10/1/34	1,240,019	1,240,087
5.50%, 11/1/34	1,304,282	1,302,589
6.00%, 11/1/34	2,240,716	2,275,518
5.50%, 1/1/35	1,332,140	1,330,411
5.50%, 1/1/35	1,906,435	1,906,541
5.00%, 10/1/35	2,493,580	2,432,103
5.50%, 10/1/35	3,016,136	3,014,296
6.00%, 10/1/35	1,420,781	1,442,849
5.50%, 4/1/36	2,517,974	2,516,439
6.00%, 6/1/36	1,697,773	1,724,143
5.50%, 11/1/36	2,783,498	2,779,885
5.43%, 5/1/37	2,350,613	2,430,589

		74,061,578

FEDERAL FARM CREDIT BANK — 0.7%
4.88%, 12/16/15	2,000,000	2,069,244

FEDERAL HOME LOAN BANK — 3.3%
4.13%, 8/13/10	1,000,000	1,012,646
6.63%, 11/15/10	900,000	972,076
3.88%, 6/14/13	300,000	297,886
4.50%, 9/16/13	1,250,000	1,277,806
4.75%, 12/16/16	2,600,000	2,654,467
5.00%, 11/17/17	3,000,000	3,110,511

		9,325,392

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 61.3%, continued
FREDDIE MAC — 27.8%
9.00%, 6/1/08	$96	$104
6.75%, 1/15/09	60,073	60,089
5.75%, 3/15/09	5,450,000	5,569,812
3.75%, 7/15/09	2,000,000	2,884,786
4.13%, 7/12/10	1,987,000	2,011,464
4.00%, 9/1/10	1,018,339	1,008,356
6.88%, 9/15/10	2,081,000	2,251,858
5.00%, 7/15/14	2,700,000	2,834,174
6.00%, 9/1/17	1,131,249	1,156,752
5.00%, 10/1/17	646,555	648,137
5.50%, 11/1/17	997,690	1,011,898
6.00%, 2/1/18	538,931	551,917
5.00%, 5/1/18	564,060	565,450
4.50%, 6/1/18	1,620,517	1,593,493
5.00%, 9/1/18	903,574	905,800
5.00%, 9/1/18	917,195	919,453
5.00%, 10/1/18	984,123	986,546
5.00%, 11/1/18	921,619	923,889
5.00%, 4/1/19	1,648,724	1,651,724
5.50%, 12/15/20	1,374,444	1,390,406
5.00%, 12/1/21	3,640,525	3,644,469
5.00%, 12/10/21	2,625,000	2,684,097
5.50%, 4/1/22	2,818,186	2,852,107
6.00%, 4/1/27	2,866,041	2,916,896
7.00%, 2/1/30	591,476	614,744
7.50%, 7/1/30	628,628	657,780
5.00%, 12/15/30	2,000,000	1,997,563
6.50%, 2/1/31	45,643	46,919
7.00%, 3/1/31	380,133	395,087
5.00%, 4/15/31	2,000,000	1,999,282
6.50%, 8/1/31	31,842	32,928
6.50%, 2/1/32	287,245	297,043
5.00%, 2/15/32	2,000,000	1,938,738
6.00%, 10/1/32	921,871	938,763
5.50%, 8/1/33	1,364,966	1,364,575
5.50%, 11/1/33	1,120,789	1,120,468
5.50%, 12/1/33	923,096	922,832
2.99%, 5/1/34	446,815	454,438
3.05%, 5/1/34	737,444	745,307
6.00%, 11/1/34	891,923	907,118
5.00%, 7/1/35	2,447,197	2,389,279

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES OR
	PRINCIPAL
	AMOUNT	VALUE

U.S. GOVERNMENT AGENCIES — 61.3%, continued
5.00%, 7/1/35	$1,664,195	$1,624,808
5.50%, 3/1/36	1,703,227	1,700,371
5.50%, 6/1/36	2,646,927	2,641,796
5.50%, 6/1/36	2,711,758	2,708,828
6.00%, 6/1/36	1,797,593	1,824,621
5.50%, 12/1/36	2,769,128	2,763,760
5.50%, 12/1/36	2,785,649	2,780,249
5.73%, 1/1/37	2,176,080	2,194,234
6.00%, 8/1/37	1,959,145	1,988,402

		78,073,610

GOVERNMENT NATIONAL MORTGAGE ASSOC. — 1.6%
6.75%, 4/15/16	88,367	93,118
7.00%, 12/20/30	125,416	130,741
6.50%, 4/20/31	145,451	150,756
6.50%, 7/20/31	129,138	133,345
6.50%, 10/20/31	273,735	283,718
7.00%, 10/20/31	79,007	82,362
7.00%, 3/20/32	315,855	329,266
6.50%, 5/20/32	167,957	174,081
6.50%, 1/20/34	348,518	352,740
6.93%, 9/15/39	2,013,294	2,049,395
6.85%, 10/15/39	714,317	742,858

		4,522,380

SMALL BUSINESS ADMINISTRATION — 0.3%
6.00%, 9/25/18	88,598	88,654
5.60%, 2/25/32	890,256	885,209

		973,863

TENNESSEE VALLEY AUTHORITY — 1.4%
6.25%, 12/15/17	2,000,000	2,265,428
4.65%, 6/15/35	1,750,000	1,681,251

		3,946,679

TOTAL U.S. GOVERNMENT AGENCIES		172,972,746

MUTUAL FUND — 0.5%
Pax World High Yield Fund	167,685	1,398,496

PREFERRED STOCKS — 0.7%
Fannie Mae, 8.25%	40,000	1,030,000
Freddie Mac, Series Z, 8.375%	40,000	1,046,000

TOTAL PREFERRED STOCKS		2,076,000

SHORT TERM INVESTMENT — 2.8%
Northern Institutional Government Select Portfolio	7,975,423	7,975,423

MMA Praxis Intermediate Income Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 3.2%
Northern Institutional Liquid Asset Portfolio	$9,085,421	$9,085,421

TOTAL INVESTMENTS (Cost $288,123,705) — 102.4%		$289,032,962
Liabilities in excess of other assets — (2.4%)		(6,676,933)

NET ASSETS — 100.0%		$282,356,029

(a)	144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees. At December 31, 2007, these securities were valued at $9,355,027 or 3.31% of net assets.
(b)	All or part of this security was on loan, as of December 31, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 12/01, $1,150,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $1,925,000. At December 31, 2007 these securities had an aggregate market value of $3,075,000, representing 1.1% of net assets.
+	Variable rate security. Rates presented are the rates in effect at December 31, 2007. Date presented reflects next rate change date.

		UNREALIZED
FUTURES CONTRACTS PURCHASED	CONTRACTS	DEPRECIATION

U.S. Long Bond Futures Contract, expiring March, 2008
(underlying face amount at value $8,611,750)	74	$24,702

See notes to financial statements.

MMA Praxis Intermediate Income Fund

Statement of assets and liabilities
December 31, 2007

ASSETS:
Investments, at value* (cost $275,963,284)	$276,872,541
Investments in affiliates, at value (cost $3,075,000)	3,075,000
Investments held as collateral for securities loaned, at value (cost $9,085,421)	9,085,421

Total Investments	289,032,962

Cash held as collateral for futures contracts	125,800
Interest and dividends receivable	2,549,242
Receivable for capital shares sold	191,807
Prepaid expenses	31,057

Total Assets	291,930,868

LIABILITIES:
Distributions payable to shareholders	235,266
Payable for capital shares redeemed	106,739
Payable for securities loaned	9,085,421
Accrued expenses and other payables:
Investment advisory fees	4,165
Affiliates	35,910
Distribution fees	22,986
Trustees fees	5,451
Other	78,901

Total Liabilities	9,574,839

NET ASSETS:
Capital	284,257,295
Distributions in excess of net investment income	(152)
Accumulated net realized loss on investments, foreign currency transactions	(2,810,371)
Net unrealized appreciation on investments	933,959
Unrealized depreciation of futures contracts	(24,702)

Net Assets	$282,356,029

Net Assets
Class A	$48,951,330
Class B	21,307,754
Class I	212,096,945

Total	$282,356,029

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	5,005,487
Class B	2,176,494
Class I	21,709,209

Total	28,891,190

Net asset value
Class A — Redemption Price Per Share(A)	$9.78

Class A — Maximum Sales Charge	3.75%

Class A — Maximum Offering Price Per Share
[(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$10.16

Class B — offering price per share**(A)	$9.79

Class I — offering price per share**(A)	$9.77

*	Includes securities on loan of $8,824,320.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Intermediate Income Fund

Statement of operations
For the year ended December 31, 2007

INVESTMENT INCOME:
Interest	$13,956,892
Income from securities lending	11,493
Interest from affiliates	115,514

Total Investment Income	14,083,899

EXPENSES:
Investment advisory fees	1,378,197
Distribution fees — Class A	112,129
Distribution fees — Class B	173,251
Shareholder servicing fees — Class A	112,129
Shareholder servicing fees — Class B	57,750
Administration fees	421,483
Professional fees	73,955
Custodian fees	29,000
Trustees’ fees and expenses	23,132
Other expenses	194,474

Total expenses before reductions/reimbursements	2,575,500
Expenses waived by Investment Adviser	(397,438)
Expenses reduced by Distributor	(169,880)

Net Expenses	2,008,182

Net Investment Income	12,075,717

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	991,254
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the year	3,344,111

Net realized and unrealized gain on investments and foreign currency transactions	4,335,365

Net increase in net assets resulting from operations	$16,411,082

See notes to financial statements.

Statement of operations

MMA Praxis Intermediate Income Fund

Statements of changes in net assets

	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

From Investment Activities:
Net investment income	$12,075,717	$11,515,535
Net realized gain (loss) on investments and foreign currency transactions	991,254	(789,940)
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the year	3,344,111	(1,145,512)

Net increase in net assets resulting from operations	16,411,082	9,580,083

Distributions to Class A Shareholders:
From net investment income	(2,027,920)	(4,529,498)

Distributions to Class B Shareholders:
From net investment income	(925,859)	(1,056,652)

Distributions to Class I Shareholders:
From net investment income	(9,899,152)	(6,127,725)

Change in net assets from distributions to shareholders	(12,852,931)	(11,713,875)

Change in net assets from capital transactions	5,400,455	1,020,852

Change in net assets	8,958,606	(1,112,940)

Net Assets:
Beginning of year	273,397,423	274,510,363

End of year	$282,356,029	$273,397,423

Accumulated (distributions in excess of) net investment income	$(152)	$34,957

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Intermediate Income Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$9.66	$9.73	$9.95	$9.99	$10.05

Investment Activities:
Net investment income	0.41	0.38	0.37	0.39	0.39
Net realized and unrealized gains (losses) from investments, foreign currency transactions and swap contracts	0.15	(0.04)	(0.19)	(0.02)	(0.03)

Total from Investment Activities	0.56	0.34	0.18	0.37	0.36

Distributions:
Net investment income	(0.44)	(0.41)	(0.40)	(0.41)	(0.42)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$9.78	$9.66	$9.73	$9.95	$9.99

Total Return (excludes sales charge)	5.91%	3.63%	1.82%	3.77%	3.67%

Ratios/Supplemental Data:
Net assets at end of year (000)	$48,951	$41,350	$239,583	$231,369	$39,270
Ratio of expenses to average net assets	0.88%	0.93%	0.94%	0.91%	0.85%
Ratio of net investment income to average net assets	4.23%	4.19%	3.77%	3.69%	3.85%
Ratio of expenses to average net assets*	1.27%	1.28%	1.23%	1.33%	1.58%
Portfolio Turnover (b)	29.22%	34.19%	37.79%	30.29%	47.58%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Intermediate Income Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$9.66	$9.73	$9.94	$9.98	$10.05

Investment Activities:
Net investment income	0.38	0.37	0.33	0.33	0.34
Net realized and unrealized gains (losses) from investments	0.14	(0.08)	(0.20)	(0.01)	(0.03)

Total from Investment Activities	0.52	0.29	0.13	0.32	0.31

Distributions:
Net investment income	(0.39)	(0.36)	(0.34)	(0.36)	(0.38)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$9.79	$9.66	$9.73	$9.94	$9.98

Total Return (excludes redemption charge)	5.50%	3.10%	1.34%	3.30%	3.14%

Ratios/Supplemental Data:
Net assets at end of year (000)	$21,308	$25,827	$34,927	$39,506	$44,238
Ratio of expenses to average net assets	1.33%	1.36%	1.39%	1.38%	1.30%
Ratio of net investment income to average net assets	3.78%	3.77%	3.31%	3.31%	3.41%
Ratio of expenses to average net assets*	1.77%	1.77%	1.79%	1.91%	2.07%
Portfolio Turnover (b)	29.22%	34.19%	37.79%	30.29%	47.58%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Year Ended	Period Ended
	December 31,	December 31,
	2007	2006 (a)

Net Asset Value, Beginning of Period	$9.65	$9.47

Investment Activities:
Net investment income	0.43	0.29
Net realized and unrealized gains from investments	0.15	0.18

Total from Investment Activities	0.58	0.47

Distributions:
Net investment income	(0.46)	(0.29)

Paid-in capital from redemption fees	—	—	(b)

Net Asset Value, End of Period	$9.77	$9.65

Total Return (excludes redemption charge)	6.18%	5.07%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$212,097	$206,221
Ratio of expenses to average net assets	0.63%	0.63%	(d)
Ratio of net investment income to average net assets	4.48%	4.47%	(d)
Ratio of expenses to average net assets*	0.77%	0.76%	(d)
Portfolio Turnover (e)	29.22%	34.19%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Annual report to shareholders
Portfolio managers’ letter

MMA Praxis Core Stock Fund Performance Overview
The Class A shares of MMA Praxis Core Stock Fund delivered a total return on net asset value of (0.68) percent for the year ended Dec. 31, 2007. Over the same time, the Standard & Poor’s 500® Index returned 5.49 percent. Eight of the ten sectors of the S&P 500 had positive returns, with financial companies and consumer discretionary companies turning in negative returns. The sectors which achieved the strongest returns were energy, material, and utility companies.

Key contributors to performance
Energy was the top-performing sector of the S&P 500 and the most important contributor to the Fund’s performance over the year. The Fund’s energy companies approximately equaled the corresponding sector within the S&P 500 (both up approximately 34 percent). ConocoPhillips (5.23%), Devon Energy (3.01%), EOG Resources (2.58%), and Transocean (1.08%) were among the top contributors to performance.

The Fund made a significant investment in consumer staple companies and they were the second most important contributor to performance and out-performed the corresponding sector within the S&P (up 20 percent versus 14 percent ). Costco (5.27%) was among the top contributors to performance.

Fund managers identified a number of investment opportunities in foreign companies and ended the period with approximately nine percent of its assets invested in foreign companies (including American Depositary Receipts). As a group, the foreign companies out-performed the S&P 500 over the period.

Key detractors from performance
The most important detractors from performance relative to the S&P 500 over the year were that the portfolio had a higher weighting in financial companies, which was a poorly performing sector; a lower weighting in information technology companies, which was a strongly performing sector; and poor stock selection among material companies.

The financial sector was the worst performing sector of the S&P 500. The Fund’s financial companies out-performed the corresponding sector within the S&P 500 (down 10 percent versus down 19 percent), but were still the largest detractors from performance. A higher relative average weighting in this sector (41 percent versus 21 percent) detracted from both absolute and relative performance. While Berkshire Hathaway (4.85%) was among the top contributors to performance, Citigroup (0.98%), American International Group (4.08%), Wachovia (1.78%), American Express (4.49%), Moody’s (0.78%), Ambac Financial Group (0.25%), and Wells Fargo (2.82%) were among the top detractors.

The weak performance of the Fund’s consumer discretionary companies (down 17 percent versus down 13 percent), along with a higher relative average weighting in this sector (14 percent versus 10 percent) detracted from both absolute and relative performance. While Amazon.com (0.39%) was among the top contributors to performance, Comcast (2.34%) and Harley Davidson (1.41%) were among the top detractors from performance.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

MMA Praxis Core Stock Fund

MMA Praxis Core Stock Fund

Performance review

Average annual total returns as of 12/31/07

	Inception
	Date	1 Year	3 Year	5 Year	10 Year

Class A	5/12/99	−0.68%	4.85%	8.06%	2.82%
Class A*	5/12/99	−5.87%	2.97%	6.90%	2.27%
Class B	1/4/94	−1.32%	4.18%	7.37%	2.32%
Class B**	1/4/94	−5.18%	3.25%	7.22%	2.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Core Stock Fund

Performance review (continued)

Growth of $10,000 investment 12/31/97 to 12/31/07

Class A load		Class B - no load		S&P 500
Date	Balance	Date	Balance	Date	Balance

12/31/1997	9,475	12/31/1997	10,000	12/31/1997	10,000
3/31/1998	10,512	3/31/1998	11,094	3/31/1998	11,395
6/30/1998	10,000	6/30/1998	10,554	6/30/1998	11,771
9/30/1998	8,562	9/30/1998	9,036	9/30/1998	10,600
12/31/1998	10,039	12/31/1998	10,596	12/31/1998	12,858
3/31/1999	10,446	3/31/1999	11,025	3/31/1999	13,498
6/30/1999	11,667	6/30/1999	12,300	6/30/1999	14,450
9/30/1999	10,840	9/30/1999	11,421	9/30/1999	13,548
12/31/1999	11,313	12/31/1999	11,885	12/31/1999	15,563
3/31/2000	11,848	3/31/2000	12,425	3/31/2000	15,920
6/30/2000	11,592	6/30/2000	12,140	6/30/2000	15,497
9/30/2000	11,481	9/30/2000	11,999	9/30/2000	15,347
12/31/2000	11,265	12/31/2000	11,762	12/31/2000	14,146
3/31/2001	10,439	3/31/2001	10,890	3/31/2001	12,469
6/30/2001	10,740	6/30/2001	11,175	6/30/2001	13,198
9/30/2001	9,505	9/30/2001	9,878	9/30/2001	11,261
12/31/2001	10,377	12/31/2001	10,759	12/31/2001	12,464
3/31/2002	10,555	3/31/2002	10,930	3/31/2002	12,498
6/30/2002	9,443	6/30/2002	9,771	6/30/2002	10,824
9/30/2002	8,007	9/30/2002	8,262	9/30/2002	8,953
12/31/2002	8,494	12/31/2002	8,760	12/31/2002	9,709
3/31/2003	8,146	3/31/2003	8,385	3/31/2003	9,403
6/30/2003	9,014	6/30/2003	9,266	6/30/2003	10,850
9/30/2003	9,176	9/30/2003	9,413	9/30/2003	11,138
12/31/2003	10,087	12/31/2003	10,334	12/31/2003	12,494
3/31/2004	10,319	3/31/2004	10,554	3/31/2004	12,705
6/30/2004	10,466	6/30/2004	10,692	6/30/2004	12,924
9/30/2004	10,126	9/30/2004	10,326	9/30/2004	12,682
12/31/2004	10,859	12/31/2004	11,054	12/31/2004	13,853
3/31/2005	10,580	3/31/2005	10,752	3/31/2005	13,555
6/30/2005	10,685	6/30/2005	10,842	6/30/2005	13,741
9/30/2005	10,865	9/30/2005	11,006	9/30/2005	14,236
12/31/2005	11,243	12/31/2005	11,374	12/31/2005	14,533
3/31/2006	11,438	3/31/2006	11,545	3/31/2006	15,144
6/30/2006	11,368	6/30/2006	11,463	6/30/2006	14,926
9/30/2006	11,758	9/30/2006	11,839	9/30/2006	15,772
12/31/2006	12,603	12/31/2006	12,668	12/31/2006	16,828
3/31/2007	12,488	3/31/2007A	12,553	3/31/2007	16,936
6/30/2007	13,223	6/30/2007A	13,291	6/30/2007	17,999
9/30/2007	12,960	9/30/2007	13,026	9/30/2007	18,365
12/31/2007	12,516	12/31/2007	12,579	12/31/2007	17,753

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 12/31/97 to 12/31/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

[1]	The S&P 500 Composite Stock Price Index (the “S&P 500R Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Core Stock Fund
Schedule of portfolio investments
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 95.7%
ADVERTISING SERVICES — 0.5%
WPP Group plc ADR (b)	25,000	$1,607,250

AUTOMOTIVE — 0.7%
CarMax, Inc. (a)	104,400	2,061,900

BANKS — 7.6%
Bank of New York Mellon Corp.	93,400	4,554,184
Commerce Bancorp, Inc.	55,200	2,105,328
HSBC Holdings plc	105,123	1,757,096
State Street Corp.	10,000	812,000
Wachovia Corp.	146,574	5,574,209
Wells Fargo & Co.	292,000	8,815,480

		23,618,297

BROADCASTING/CABLE — 3.1%
Comcast Corp., Class A (a)	402,750	7,297,830
Grupo Televisa S.A. — ADR (b)	55,400	1,316,858
Liberty Media Corp — Capital, Series A (a)	9,835	1,145,679

		9,760,367

BUILDING MATERIALS & CONSTRUCTION — 0.7%
Vulcan Materials Co.	27,700	2,190,793

BUSINESS SERVICES — 1.8%
Iron Mountain, Inc. (a)	152,300	5,638,146

COMPUTER EQUIPMENT & SERVICES — 0.6%
Google, Inc., Class A (a)	2,900	2,005,292

COMPUTERS & PERIPHERALS — 2.1%
Dell, Inc. (a)	149,300	3,659,343
Hewlett-Packard Co.	55,450	2,799,116

		6,458,459

CONSTRUCTION — 1.2%
Martin Marietta Materials, Inc.	29,400	3,898,440

CONSUMER FINANCIAL SERVICES — 5.5%
American Express Co.	269,700	14,029,794
Discover Financial Services	16,700	251,836
H&R Block, Inc.	161,650	3,001,841

		17,283,471

CONSUMER GOODS & SERVICES — 1.3%
Procter & Gamble Co.	56,500	4,148,230

CONTAINERS - PAPER & PLASTIC — 1.7%
Sealed Air Corp.	229,900	5,319,886

COSMETICS & TOILETRIES — 0.5%
Avon Products, Inc.	39,200	1,549,576

E-COMMERCE — 0.7%
Amazon.com, Inc. (a)	13,200	1,222,848
Liberty Media Corp — Interactive, Class A (a)	52,175	995,499

		2,218,347

Schedule of portfolio investments

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 95.7%, continued
ELECTRONIC & ELECTRICAL - GENERAL — 2.1%
Texas Instruments, Inc.	73,600	$2,458,240
Tyco Electronics Ltd. (b)	110,750	4,112,148

		6,570,388

FINANCIAL SERVICES — 8.9%
Ameriprise Financial, Inc.	63,500	3,499,485
Citigroup, Inc.	103,600	3,049,984
E*TRADE Financial Corp. (a)	21,600	76,680
JPMorgan Chase & Co.	284,900	12,435,885
MBIA, Inc.	25,900	482,517
Merrill Lynch (c)	88,500	4,133,092
Moody’s Corp.	67,800	2,420,460
Morgan Stanley	29,600	1,572,056

		27,670,159

FOOD PRODUCTS — 0.2%
The Hershey Co.	14,700	579,180

FORESTRY — 0.3%
Sino-Forest Corp. (a)	49,000	1,057,220

HOME FURNISHINGS — 0.2%
Hunter Douglas N.V. (b)	10,300	762,105

INSURANCE — 15.6%
Ambac Financial Group, Inc.	30,100	775,677
American International Group, Inc.	218,600	12,744,379
Aon Corp.	48,500	2,312,965
Berkshire Hathaway, Inc., Class A (a)	107	15,151,199
Markel Corp. (a)	630	309,393
Millea Holdings, Inc.	96,700	3,271,495
NIPPONKOA Insurance Co.	207,700	1,895,553
Principal Financial Group, Inc.	20,500	1,411,220
Sun Life Financial, Inc. (b)	12,400	693,656
The Progressive Corp.	308,000	5,901,280
Transatlantic Holdings, Inc.	52,910	3,844,970

		48,311,787

MANUFACTURING — 1.5%
Tyco International Ltd.	118,300	4,690,595

MEDICAL EQUIPMENT & SUPPLIES — 1.6%
Covidien Ltd. (b)	115,350	5,108,852

METAL MINING — 0.5%
Rio Tinto plc	15,100	1,594,730

MINERALS — 0.4%
BHP Billiton plc	42,300	1,298,953

MULTIMEDIA — 1.7%
News Corp., Class A	266,200	5,454,438

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 95.7%, continued
OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 12.4%
China Shipping Development Company Ltd.	450,000	$1,188,904
ConocoPhillips	184,850	16,322,255
Devon Energy Corp.	105,800	9,406,678
EOG Resources, Inc.	90,300	8,059,275
Transocean, Inc. (a) (b)	23,656	3,386,293

		38,363,405

PHARMACEUTICALS — 3.0%
Cardinal Health, Inc.	48,030	2,773,733
Express Scripts, Inc. (a)	35,500	2,591,500
UnitedHealth Group, Inc.	68,400	3,980,880

		9,346,113

REAL ESTATE — 0.4%
Hang Lung Group Ltd.	249,000	1,360,429

RECREATIONAL PRODUCTS — 1.4%
Harley-Davidson, Inc.	94,400	4,409,424

RETAIL — 10.0%
Bed Bath & Beyond, Inc. (a)	61,600	1,810,424
Costco Wholesale Corp.	236,100	16,470,336
CVS Caremark Corp.	125,022	4,969,625
Lowe’s Cos., Inc.	55,100	1,246,362
Sears Holdings Corp. (a)	5,000	510,250
Wal-Mart Stores, Inc.	125,300	5,955,509

		30,962,506

SOFTWARE & COMPUTER SERVICES — 2.8%
Microsoft Corp.	247,900	8,825,240

TELECOMMUNICATIONS — 1.9%
SK Telecom Co. Ltd. ADR (b)	71,800	2,142,512
Sprint Nextel Corp.	211,700	2,779,621
Virgin Media, Inc.	64,658	1,108,238

		6,030,371

TRANSPORTATION SERVICES — 2.8%
Asciano Group	41,900	257,078
China Merchants Holdings International Company Ltd.	596,000	3,707,276
Cosco Pacific Ltd.	400,000	1,067,063
Kuehne & Nagel International AG	16,200	1,551,163
Toll Holdings Ltd. (b)	56,353	565,555
United Parcel Service, Inc., Class B	22,100	1,562,912

		8,711,047

TOTAL COMMON STOCKS		298,865,396

MMA Praxis Core Stock Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES OR
	PRINCIPAL
	AMOUNT	VALUE

COMMERCIAL PAPER — 2.6%
UBS, 4.0%, 1/2/08	8,012,000	$8,011,110

SHORT TERM INVESTMENT — 4.0%
Northern Institutional Government Select Portfolio	12,612,090	12,612,090

CORPORATE NOTES — 1.4%
COMMUNITY DEVELOPMENT — 1.4%
MMA Community Development Investment, Inc., 2.87%, 12/31/09, (d)+	1,695,000	1,695,000
MMA Community Development Investment, Inc., 4.30%, 12/31/09, (d)+	2,570,000	2,570,000

TOTAL CORPORATE NOTES		4,265,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 3.1%
Northern Institutional Liquid Asset Portfolio	9,740,070	9,740,070

TOTAL INVESTMENTS (Cost $304,498,390) — 106.8%		$333,493,666
Liabilities in excess of other assets — (6.8%)		(21,187,096)

NET ASSETS — 100.0%		$312,306,570

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of December 31, 2007.
(c)	Represents restricted security as to resale to investors. This security has been deemed illiquid under guidelines established by the Board of Trustees. At December 31, 2007, this security was valued at $4,133,092 or 1.3% of net assets.
(d)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% — 12/01, $1,695,000 and MMA Community Development Investment, Inc., 4.30% — 12/01, $2,570,000. At December 31, 2007, these securities had an aggregate market value of $4,265,000 representing 1.4% of net assets.
+	Variable rate security. Rates presented are the rates in effect at December 31, 2007. Date presented reflects next rate change date.
ADR – American Depository Receipt
plc – Public Liability Company

		UNREALIZED
FUTURES CONTRACTS PURCHASED	CONTRACTS	DEPRECIATION

S&P 500 Index Futures Contract, expiring March, 2008
(underlying face amount at value $4,062,300)	11	$3,163

See notes to financial statements.

MMA Praxis Core Stock Fund

Statement of assets and liabilities
December 31, 2007

ASSETS:
Investments, at value* (cost $290,493,320)	$319,488,596
Investments in affiliates, at value (cost $4,265,000)	4,265,000
Investments held as collateral for securities loaned, at value (cost $9,740,070)	9,740,070

Total Investments	333,493,666

Cash	20
Cash held as collateral for futures contracts	198,000
Interest and dividends receivable	219,099
Receivable for capital shares sold	1,422,243
Prepaid expenses	35,321

Total Assets	335,368,349

LIABILITIES:
Distributions payable to shareholders	287,405
Payable for capital shares redeemed	135,908
Payable for securities loaned	9,740,070
Payable for investments purchased	12,430,377
Payable for variation margin on futures contracts	22,825
Accrued expenses and other payables:
Investment advisory fees	195,329
Affiliates	37,957
Distribution fees	55,699
Trustees fees	9,648
Other	146,561

Total Liabilities	23,061,779

NET ASSETS:
Capital	283,755,935
Distributions in excess of net investment income	(309,513)
Accumulated net realized loss on investments and futures contracts	(135,128)
Net unrealized appreciation on investments	28,998,439
Unrealized depreciation of futures contracts	(3,163)

Net Assets	$312,306,570

Net Assets
Class A	$99,838,235
Class B	52,731,665
Class I	159,736,670

Total	$312,306,570

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	6,714,596
Class B	3,709,408
Class I	10,695,144

Total	21,119,148

Net asset value
Class A — Redemption Price Per Share(A)	$14.87

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$15.69

Class B — offering price per share**(A)	$14.22

Class I — offering price per share **(A)	$14.94

*	Includes securities on loan of $9,392,149.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Core Stock Fund

Statement of operations
For the year ended December 31, 2007

INVESTMENT INCOME:
Dividends	$7,226,520
Foreign tax withholding	(57,931)
Interest	216,142
Income from securities lending	36,451
Interest from affiliates	154,114

Total Investment Income	7,575,296

EXPENSES:
Investment advisory fees	2,499,052
Distribution fees — Class A	258,763
Distribution fees — Class B	474,714
Reimbursement of Fund expenses paid by Adviser	259,764
Administration fees	544,820
Shareholder servicing fees — Class A	258,763
Shareholder servicing fees — Class B	158,238
Professional fees	100,184
Custodian fees	42,000
Trustees’ fees and expenses	31,000
Other expenses	312,590

Total expenses before reductions/reimbursements	4,939,888
Expenses reduced by Distributor	(322,058)

Net Expenses	4,617,830

Net Investment Income	2,957,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and futures contracts	8,003,375
Change in unrealized appreciation/depreciation of investments during the year	(12,158,623)
Change in unrealized appreciation/depreciation of futures contracts during the year	(4,400)

Net realized and unrealized loss on investments and futures contracts	(4,159,648)

Net decrease in net assets resulting from operations	$(1,202,182)

See notes to financial statements.

Statement of operations

MMA Praxis Core Stock Fund

Statements of changes in net assets

	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

From Investment Activities:
Net investment income	$2,957,466	$313,670
Net realized gain on investments and futures contracts	8,003,375	19,440,865
Change in unrealized appreciation/depreciation of investments and futures contracts during the year	(12,163,023)	17,859,139

Net increase (decrease) in net assets resulting from operations	(1,202,182)	37,613,674

Distributions to Class A Shareholders:
From net investment income	(952,650)	—
From net realized gain on investment	(1,852,090)	(4,511,679)

Distributions to Class B Shareholders:
From net investment income	(150,524)	—
From net realized gain on investment	(1,024,191)	(3,639,759)

Distributions to Class I Shareholders:
From net investment income	(2,008,694)	—
From net realized gain on investment	(2,916,972)	(8,171,169)

Change in net assets from distributions to shareholders	(8,905,121)	(16,322,607)

Change in net assets from capital transactions	(20,308,484)	8,975,997

Change in net assets	(30,415,787)	30,267,064

Net Assets:
Beginning of Year	342,722,357	312,455,293

End of Year	$312,306,570	$342,722,357

Accumulated (distributions in excess of) net investment income	$(309,513)	$102,601

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the year indicated.

	Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$15.40	$14.42	$13.99	$13.06	$11.00

Investment Activities:
Net investment income	0.13	0.04	0.07	0.08	0.05
Net realized and unrealized gains (losses) from investments and futures contracts	(0.24)	1.70	0.42	0.92	2.01

Total from Investment Activities	(0.11)	1.74	0.49	1.00	2.06

Distributions:
Net investment income	(0.14)	—	(0.06)	(0.07)	—	(a)
Net realized gain	(0.28)	(0.76)	—	—	—
Tax return of capital	—	—	—	—	—	(a)

Total Distributions	(0.42)	(0.76)	(0.06)	(0.07)	—

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$14.87	$15.40	$14.42	$13.99	$13.06

Total Return (excludes sales charge)	(0.68%)	12.10%	3.52%	7.65%	18.77%

Ratios/Supplemental Data:
Net assets at end of year (000)	$99,838	$95,185	$208,640	$202,474	$41,244
Ratio of expenses to average net assets	1.45%	1.49%	1.34%	1.33%	1.25%
Ratio of net investment income to average net assets	0.81%	0.19%	0.50%	1.04%	0.45%
Ratio of expenses to average net assets*	1.70%	1.74%	1.60%	1.65%	1.86%
Portfolio Turnover (b)	12.17%	72.41%	32.66%	9.99%	7.68%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Core Stock Fund

Financial highlights, continued

For a share outstanding throughout the year indicated.

	Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$14.74	$13.92	$13.53	$12.67	$10.74

Investment Activities:
Net investment income (loss)	(0.01)	(0.09)	(0.02)	0.01	(0.02)
Net realized and unrealized gains (losses) from investments	(0.19)	1.67	0.41	0.87	1.95

Total from Investment Activities	(0.20)	1.58	0.39	0.88	1.93

Distributions:
Net investment income	(0.04)	—	—	(0.02)	—
Net realized gain	(0.28)	(0.76)	—	—	—

Total distributions	(0.32)	(0.76)	—	(0.02)	—

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$14.22	$14.74	$13.92	$13.53	$12.67

Total Return (excludes redemption charge)	(1.32%)	11.38%	2.88%	6.96%	17.97%

Ratios/Supplemental Data:
Net assets at end of year (000)	$52,732	$73,973	$103,815	$121,817	$127,348
Ratio of expenses to average net assets	2.10%	2.13%	1.99%	1.98%	1.90%
Ratio of net investment income (loss) to average net assets	0.12%	(0.52%)	(0.14%)	0.50%	(0.21%)
Ratio of expenses to average net assets*	2.20%	2.23%	2.09%	2.22%	2.33%
Portfolio Turnover (b)	12.17%	72.41%	32.66%	9.99%	7.68%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Year Ended	Period Ended
	December 31,	December 31,
	2007	2006 (a)

Net Asset Value, Beginning of Period	$15.45	$14.76

Investment Activities:
Net investment income	0.20	0.04
Net realized and unrealized gains (losses) from investments	(0.24)	1.41

Total from Investment Activities	(0.04)	1.45

Distributions:
Net investment income	(0.19)	—
Net realized gain	(0.28)	(0.76)

Total distributions	(0.47)	(0.76)

Net Asset Value, End of Period	$14.94	$15.45

Total Return (excludes redemption charge)	(0.26% )	9.86%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$159,737	$173,565
Ratio of expenses to average net assets	1.05%	1.02%	(c)
Ratio of net investment income to average net assets	1.20%	0.43%	(c)
Ratio of expenses to average net assets*	1.05%	1.03%	(c)
Portfolio Turnover (d)	12.17%	72.41%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Annual report to shareholders
Portfolio manager’s letter

The foregoing reports have discussed the credit crisis that continues to shake equity and debt markets in the United States and around the world. It should come as no surprise that the MMA Praxis Value Index Fund was also subject to these broad forces, especially given its significant exposure to financial companies.

Recall that the Fund is managed with the goal of tracking the performance of a custom index created specifically for MMA on the basis of our unique screens. Because of this, it does not always track closely with the MSCI Prime Market Value index, the large cap style index it is benchmarked against. This can cause confusion since investors have been conditioned to expect returns of index funds to hew closely to the returns of public indexes, minus fees, and the normal friction associated with managing a mutual fund relative to a costless index.

MMA’s screens can, and do, lead to performance in the Fund that differs materially from the public benchmark due to the nature of the screens and the typical industry makeup of value style indexes. The Fund (A Share, −6.66%) lagged its benchmark, the MSCI Prime Market Value Index, which generated a return of 0.22% during 2007. The Fund’s underperformance in 2007 was due primarily to an overweight position to financial industries and underweight position to energy, utilities, industrial, mining, and tobacco industries, each of which performed well. These differences in industry weightings are a byproduct of the custom index and fund design, not an active strategy designed to purposefully favor one sector over another. Think of these differences in industry weights as the “cost,” whether positive or negative, of the screens applied to the custom index and the Fund.

We can also look to the individual securities that make up these over- and under-weight industry positions to understand Fund performance. Five of the top 20 holdings (ExxonMobil, General Electric, Chevron, Pfizer, and Altria) representing about 20 percent of the benchmark, are not available for purchase by the Fund. With the exception of Pfizer, each of these companies had returns that far exceeded the return of the Fund itself in 2007.

The effects of screening were overwhelmingly negative in 2007, but this has not always been the case. While we can’t predict the future with any certainty, we do expect variability in returns due to screens that will yield favorable results for the Fund in some periods and unfavorable relative performance in others.

Chad Horning, CFA®
MMA Praxis Value Index Fund Co-manager

MMA Praxis Value Index Fund

MMA Praxis Value Index Fund

Performance review

Average annual total returns as of 12/31/07

	Inception				Since
	Date	1 Year	3 Year	5 Year	Inception
Class A	5/1/01	−6.66%	6.05%	11.95%	2.75%
Class A*	5/1/01	−11.54%	4.18%	10.75%	1.93%

Class B	1/4/94	−7.13%	5.54%	11.38%	2.22%
Class B**	1/4/94	−10.68%	4.63%	11.25%	2.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Value Index Fund

Performance review (continued)

Growth of $10,000 investment 5/1/01 to 12/31/07

Class A - load		MSCI Prime Market Value Index		S&P 500 Citigroup Value Index - SVX
Date	Balance	Date	Balance	Date	Balance

5/1/2001	9,479	5/1/2001	10,000	5/1/2001	10,000
6/30/2001	9,261	6/30/2001	9,903	6/30/2001	9,687
9/30/2001	7,933	9/30/2001	9,118	9/30/2001	8,117
12/31/2001	8,368	12/31/2001	9,718	12/31/2001	8,765
3/31/2002	8,340	3/31/2002	10,105	3/31/2002	8,881
6/30/2002	7,321	6/30/2002	9,116	6/30/2002	7,936
9/30/2002	5,849	9/30/2002	7,461	9/30/2002	6,312
12/31/2002	6,460	12/31/2002	8,071	12/31/2002	6,937
3/31/2003	6,123	3/31/2003	7,637	3/31/2003	6,555
6/30/2003	7,253	6/30/2003	8,977	6/30/2003	7,790
9/30/2003	7,407	9/30/2003	9,186	9/30/2003	7,988
12/31/2003	8,422	12/31/2003	10,469	12/31/2003	9,142
3/31/2004	8,607	3/31/2004	10,698	3/31/2004	9,448
6/30/2004	8,625	6/30/2004	10,866	6/30/2004	9,523
9/30/2004	8,743	9/30/2004	11,006	9/30/2004	9,622
12/31/2004	9,522	12/31/2004	12,085	12/31/2004	10,577
3/31/2005	9,305	3/31/2005	12,044	3/31/2005	10,320
6/30/2005	9,530	6/30/2005	12,254	6/30/2005	10,587
9/30/2005	9,878	9/30/2005	12,757	9/30/2005	10,951
12/31/2005	10,106	12/31/2005	12,964	12/31/2005	11,196
3/31/2006	10,646	3/31/2006	13,656	3/31/2006	11,854
6/30/2006	10,670	6/30/2006	13,790	6/30/2006	11,927
9/30/2006	11,335	9/30/2006	14,710	9/30/2006	12,556
12/31/2006	12,169	12/31/2006	15,863	12/31/2006	13,530
3/31/2007	12,222	3/31/2007	16,014
6/30/2007	12,726	6/30/2007	16,935
9/30/2007	12,394	9/30/2007	16,928
12/31/2007	11,357	12/31/2007	15,897

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 12/31/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

[1]	The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market. This index targets for inclusion 750 companies and represents, as of October 29, 2004, approximately 86% of the capitalization of the US equity market.) The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Performance review

MMA Praxis Value Index Fund
Schedule of portfolio investments
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 99.0%
AIRLINES — 0.0%
US Airways Group, Inc.(a)	1,753	$25,787

APPAREL MANUFACTURERS — 0.2%
Jones Apparel Group, Inc.	2,997	47,922
Liz Claiborne, Inc.	1,151	23,423
V.F. Corp.	1,430	98,184

		169,529

AUTOMOTIVE — 0.4%
BorgWarner, Inc.	2,460	119,089
General Motors Corp.	5,327	132,589

		251,678

BANKS — 12.2%
Bank of America Corp.	64,663	2,667,994
BB&T Corp.	7,580	232,479
Comerica, Inc.	2,970	129,284
Commerce Bancorp, Inc.	5,025	191,654
Fifth Third Bancorp	7,800	196,014
First Horizon National Corp.	2,941	53,379
Huntington Bancshares, Inc.	5,850	86,346
KeyCorp	5,490	128,741
M & T Bank Corp.	1,220	99,515
Marshall & Ilsley Corp.	2,970	78,646
National City Corp.	9,112	149,984
Northern Trust Corp.	2,289	175,292
Popular, Inc.(b)	5,240	55,544
Regions Financial Corp.	10,985	259,795
Sovereign Bancorp, Inc.	6,368	72,595
SunTrust Banks, Inc.	5,300	331,197
U.S. Bancorp	27,762	881,166
UnionBanCal Corp.	2,010	98,309
Wachovia Corp.	29,807	1,133,560
Wells Fargo & Co.	47,237	1,426,084
Zions Bancorp	1,420	66,300

		8,513,878

BEVERAGES — 2.2%
Coca-Cola Company	20,513	1,258,882
Coca-Cola Enterprises, Inc.	5,760	149,933
Pepsi Bottling Group, Inc.	3,408	134,480

		1,543,295

BROADCAST SERVICES & PROGRAMMING — 0.8%
CBS Corp., Class B	10,780	293,755
Clear Channel Communications, Inc.	7,080	244,402

		538,157

BROKERAGE SERVICES — 7.1%
Bear Stearns Cos., Inc.	1,987	175,353
Goldman Sachs Group, Inc.	3,235	695,687
JPMorgan Chase & Co.	50,599	2,208,646
Lehman Brothers Holdings, Inc.	6,930	453,499

Schedule of portfolio investments

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 99.0%, continued
Merrill Lynch & Co.	12,502	$671,107
Morgan Stanley	15,126	803,342

		5,007,634

BUSINESS SERVICES — 0.1%
Manpower, Inc.	1,320	75,108

CHEMICALS - GENERAL — 1.6%
Air Products & Chemicals, Inc.	1,998	197,063
E.I. du Pont de Nemours & Co.	10,862	478,905
International Flavors & Fragrances, Inc.	1,515	72,917
PPG Industries, Inc.	2,460	172,766
Rohm and Haas Company	3,400	180,438

		1,102,089

COMPUTER SERVICES — 0.2%
Electronic Data Systems Corp.	5,880	121,892

COMPUTER STORAGE DEVICES — 0.4%
Seagate Technology (b)	7,747	197,548
Western Digital Corp. (a)	2,232	67,429

		264,977

CONGLOMERATES — 0.6%
Emerson Electric Co.	7,695	435,999

CONSTRUCTION SERVICES — 0.2%
D.R. Horton, Inc.	4,110	54,129
Lennar Corp.	2,570	45,977
Toll Brothers, Inc. (a)	2,057	41,263

		141,369

CONSUMER FINANCIAL SERVICES — 0.2%
H&R Block, Inc.	7,080	131,476

CONSUMER GOODS & SERVICES — 2.3%
Procter & Gamble Co.	21,866	1,605,402

CONTAINERS - PAPER & PLASTIC — 0.1%
Avery Dennison Corp.	1,380	73,333

COSMETICS & TOILETRIES — 0.8%
Kimberly-Clark Corp.	7,711	534,681

DISTRIBUTION — 0.3%
Genuine Parts Co.	2,980	137,974
W.W. Grainger, Inc.	1,080	94,522

		232,496

E-COMMERCE — 0.1%
IAC/InterActiveCorp (a)	2,920	78,606

ELECTRIC SERVICES — 1.8%
Alliant Energy Corp.	2,810	114,339
CenterPoint Energy, Inc.	6,133	105,058
Consolidated Edison, Inc.	5,400	263,790
FPL Group, Inc.	6,120	414,140

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 99.0%, continued
Mirant Corp. (a)	4,041	$157,518
NiSource, Inc.	4,900	92,561
Pepco Holdings, Inc.	5,250	153,983

		1,301,389

ELECTRIC UTILITIES — 0.8%
Northeast Utilities	3,137	98,219
PG&E Corp.	2,480	106,863
Pinnacle West Capital Corp.	2,137	90,630
Spectra Energy Corp.	9,935	256,523

		552,235

ELECTRONIC & ELECTRICAL - GENERAL — 0.6%
Arrow Electronics, Inc. (a)	2,680	105,270
LSI Logic Corp. (a)	13,072	69,412
Tyco Electronics Ltd.	7,115	264,181

		438,863

ENERGY — 0.3%
Valero Energy Corp.	3,226	225,917

FINANCIAL SERVICES — 6.7%
Ambac Financial Group, Inc.	1,680	43,294
American Capital Strategies Ltd.	2,686	88,531
Ameriprise Financial, Inc.	3,466	191,011
Capital One Financial Corp.	6,636	313,617
CIT Group, Inc.	3,530	84,826
Citigroup, Inc.	72,650	2,138,815
Countrywide Financial Corp.	9,120	81,533
E*Trade Financial Corp. (a)	6,096	21,641
Federal Home Loan Mortgage Corp.	10,437	355,589
Federal National Mortgage Association	15,572	622,568
Guaranty Financial Group, Inc. (a)	533	8,533
MBIA, Inc.	2,670	49,742
MGIC Investment Corp.	1,650	37,010
PNC Financial Services Group, Inc.	6,040	396,526
Synovus Financial Corp.	3,071	73,950
The Student Loan Corp.	364	40,040
Washington Mutual, Inc.	13,770	187,410

		4,734,636

FIRE, MARINE, AND CASUALTY INSURANCE — 0.6%
Axis Capital Holdings Ltd. (b)	2,986	116,364
Leucadia National Corp.	2,140	100,794
Transatlantic Holdings, Inc.	1,150	83,571
White Mountains Insurance Group Ltd. (b)	200	102,810

		403,539

FOOD DISTRIBUTORS & WHOLESALERS — 0.5%
Dean Foods Co.	1,617	41,816
Sara Lee Corp.	10,410	167,184
SUPERVALU, Inc.	3,784	141,976

		350,976

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 99.0%, continued
FOOD PROCESSING — 1.0%
ConAgra Foods, Inc.	6,310	$150,115
H.J. Heinz Co.	5,170	241,336
Hormel Foods Corp.	5,240	212,115
McCormick & Co.	1,799	68,200

		671,766

FOOD PRODUCTS — 1.4%
General Mills, Inc.	4,143	236,151
Kraft Foods, Inc.	22,851	745,628

		981,779

FOOD STORES — 0.5%
Kroger Co.	6,636	177,248
Safeway, Inc.	5,320	181,997

		359,245

FORESTRY — 0.2%
Plum Creek Timber Co., Inc.	3,030	139,501

FURNITURE & HOME FURNISHINGS — 0.1%
Leggett & Platt, Inc.	4,000	69,760

HEALTH CARE SERVICES — 0.2%
AmerisourceBergen Corp.	3,380	151,661

HOTELS & MOTELS — 0.1%
Wyndham Worldwide Corp.	3,434	80,905

HOUSEHOLD PRODUCTS — 0.1%
Newell Rubbermaid, Inc.	3,410	88,251

INDUSTRIAL GOODS & SERVICES — 0.2%
Masco Corp.	5,370	116,046

INSURANCE — 9.3%
Allstate Corp.	9,560	499,318
American International Group, Inc.	34,532	2,013,215
Aon Corp.	4,490	214,128
Assurant, Inc.	1,710	114,399
Chubb Corp.	6,510	355,316
CIGNA Corp.	2,622	140,880
Cincinnati Financial Corp.	4,150	164,091
Everest Re Group	1,400	140,560
First American Corp.	1,690	57,663
Genworth Financial, Inc.	6,830	173,824
Hartford Financial Services Group, Inc.	5,100	444,669
Lincoln National Corp.	4,365	254,130
Marsh & McLennan Cos., Inc.	8,310	219,966
MetLife, Inc.	12,082	744,492
Prudential Financial, Inc.	5,040	468,922
Radian Group, Inc.	1,551	18,116
RenaissanceRe Holdings Ltd. (b)	407	24,518
SAFECO Corp.	1,930	107,462
The PMI Group, Inc.	2,121	28,167
Torchmark Corp.	1,550	93,822

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 99.0%, continued
UnumProvident Corp.	5,640	$134,176
Willis Group Holdings, Ltd. (b)	3,490	132,515

		6,544,349

INSURANCE PROPERTY-CASUALTY — 1.7%
ACE Ltd.	5,290	326,816
Fidelity National Financial, Inc., Class A	4,014	58,645
Markel Corp. (a)	189	92,818
The Travelers Companies, Inc.	10,890	585,882
XL Capital Ltd. (b)	3,040	152,942

		1,217,103

IRON & STEEL — 0.3%
United States Steel Corp.	1,870	226,102

MACHINERY — 0.6%
Ingersoll-Rand Co. Ltd.	4,730	219,802
Rockwell Automation, Inc.	1,583	109,164
Stanley Works	1,320	63,994

		392,960

MANUFACTURING — 0.7%
Cooper Industries Ltd., Class A	2,630	139,074
Domtar Corp. (a)	10,904	83,852
MoHawk Industries, Inc. (a)	871	64,802
SPX Corp.	1,110	114,164
Whirlpool Corp.	1,244	101,548

		503,440

MEDICAL - BIOMEDICAL/GENETIC — 0.1%
Invitrogen Corp. (a)	464	43,342

MEDICAL EQUIPMENT & SUPPLIES — 0.3%
Boston Scientific Corp. (a)	21,142	245,881

MEDICAL SUPPLIES — 4.3%
Covidien Ltd.	7,115	315,123
Hillenbrand Industry, Inc.	1,580	88,053
Johnson & Johnson	38,893	2,594,164

		2,997,340

MULTIMEDIA — 1.2%
Time Warner, Inc.	50,079	826,804

NEWSPAPERS — 0.5%
E.W. Scripps Co.	2,000	90,020
Gannett Co., Inc.	3,810	148,590
The Washington Post Company, Class B	142	112,383

		350,993

OFFICE EQUIPMENT & SERVICES — 0.6%
Pitney Bowes, Inc.	5,890	224,055
Xerox Corp.	13,430	217,432

		441,487

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 99.0%, continued
OIL - INTEGRATED — 3.5%
ConocoPhillips	23,022	$2,032,842
Hess Corp.	4,630	466,982

		2,499,824

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 2.9%
Anadarko Petroleum Corp.	6,690	439,466
Apache Corp.	4,936	530,818
Devon Energy Corp.	6,539	581,383
Murphy Oil Corp.	1,413	119,879
Nabors Industries Ltd. (a)(b)	2,252	61,682
ONEOK, Inc.	1,891	84,660
Patterson-UTI Energy, Inc.	3,004	58,638
Pioneer Natural Resources	2,200	107,448
Rowan Cos., Inc.	2,027	79,985

		2,063,959

OIL & GAS OPERATIONS — 0.9%
Ashland, Inc.	1,059	50,228
Cimarex Energy Co.	1,839	78,213
Newfield Exploration Co. (a)	2,080	109,616
Noble Energy, Inc.	2,473	196,652
Questar Corp.	1,295	70,060
Sunoco, Inc.	1,402	101,561

		606,330

OIL & GAS TRANSMISSION — 0.6%
El Paso Corp.	10,990	189,468
Sempra Energy	4,150	256,802

		446,270

PAPER PRODUCTS — 1.0%
International Paper Co.	6,950	225,041
MeadWestvaco Corp.	3,520	110,176
Smurfit-Stone Container Corp. (a)	8,366	88,345
Temple-Inland, Inc.	1,600	33,360
Weyerhaeuser Co.	3,520	259,565

		716,487

PHARMACEUTICALS — 7.9%
Abbott Laboratories	16,690	937,144
Bristol-Myers Squibb Co.	31,240	828,485
Eli Lilly and Co.	15,010	801,384
Forest Laboratories, Inc. (a)	3,071	111,938
Hospira, Inc. (a)	1,788	76,240
King Pharmaceuticals, Inc. (a)	3,634	37,212
Merck & Co., Inc.	31,859	1,851,325
Mylan Laboratories, Inc.	3,826	53,794
Omnicare, Inc.	2,234	50,958
Wyeth	19,240	850,216

		5,598,696

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 99.0%, continued
PRINTING - COMMERCIAL — 0.2%
R.R. Donnelley & Sons Co.	3,490	$131,713

PUBLISHING — 0.1%
Idearc, Inc.	3,456	60,687

RAILROADS — 0.4%
Norfolk Southern Corp.	5,709	287,962

RAW MATERIALS — 0.1%
Vulcan Materials Co.	1,250	98,863

REAL ESTATE INVESTMENT TRUST — 1.2%
Developers Diversified Realty Corp.	1,930	73,900
Equity Residential	4,380	159,739
General Growth Properties, Inc.	1,060	43,651
HCP INC	3,585	124,686
iStar Financial, Inc.	2,177	56,711
Kimco Realty Corp.	3,630	132,132
Liberty Property Trust	896	25,814
Regency Centers Corp.	1,134	73,132
Vornado Realty Trust	1,855	163,146

		852,911

REAL ESTATE OPERATIONS — 1.8%
AMB Property Corp.	1,540	88,642
Apartment Investment & Management Co.	1,630	56,610
AvalonBay Communities, Inc.	1,350	127,089
Boston Properties, Inc.	1,630	149,650
Duke Realty Corp.	2,380	62,070
Forest City Enterprises, Inc., Class A	1,004	44,618
Forestar Real Estate Group, Inc. (a)	533	12,581
Host Hotels & Resorts, Inc.	9,372	159,699
Macerich Co.	1,250	88,825
Simon Property Group, Inc.	2,210	191,961
SL Green Realty Corp.	945	88,320
UDR, Inc.	2,870	56,970
Ventas, Inc.	2,113	95,613
Weingarten Realty Investors	1,584	49,801

		1,272,449

RECREATIONAL ACTIVITIES — 0.1%
Royal Caribbean Cruises Ltd. (b)	2,260	95,914

RECREATIONAL PRODUCTS — 0.3%
Hasbro, Inc.	3,007	76,919
Mattel, Inc.	6,440	122,618

		199,537

RESIDENTIAL BUILDING CONSTRUCTION — 0.2%
Centex Corp.	1,394	35,212
KB Home	2,285	49,356
Pulte Homes, Inc.	2,159	22,756

		107,324

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 99.0%, continued
RESTAURANTS — 0.9%
McDonald’s Corp.	10,020	$590,278
Wendy’s International, Inc.	2,142	55,349

		645,627

RETAIL — 2.0%
Advance Auto Parts, Inc.	1,755	66,672
Foot Locker, Inc.	1,584	21,637
Home Depot, Inc.	23,433	631,285
J.C. Penney Co., Inc.	1,206	53,052
Limited Brands, Inc.	6,530	123,613
Macy’s, Inc.	6,110	158,066
RadioShack Corp.	1,922	32,405
Sherwin-Williams Co.	1,770	102,731
The Gap, Inc.	9,860	209,821

		1,399,282

SAVINGS & LOANS — 0.3%
Hudson City Bancorp, Inc.	9,810	147,346
People’s United Financial, Inc.	4,914	87,469

		234,815

SEMICONDUCTORS — 0.2%
Intersil Corp.	3,100	75,888
Microchip Technology, Inc.	3,156	99,162

		175,050

SOFTWARE & SERVICES — 0.1%
Cadence Design Systems, Inc. (a)	4,610	78,416

TELECOMMUNICATIONS — 9.4%
AT&T, Inc.	90,360	3,755,361
CenturyTel, Inc.	1,880	77,945
Level 3 Communications, Inc. (a)	8,117	24,676
Sprint Nextel Corp.	42,939	563,789
Telephone & Data Systems, Inc.	1,172	73,367
Verizon Communications, Inc.	44,306	1,935,729
Virgin Media, Inc.	3,830	65,646
Windstream Corp.	8,712	113,430

		6,609,943

TELECOMMUNICATIONS-SERVICES & EQUIPMENT — 0.3%
Embarq Corp.	2,470	122,339
Tellabs, Inc. (a)	16,677	109,068

		231,407

WASTE MANAGEMENT — 0.1%
Republic Services, Inc.	3,180	99,693

TOTAL COMMON STOCKS		69,816,815

SHORT TERM INVESTMENT — 0.3%
Northern Institutional Government Select Portfolio	179,543	179,543

MMA Praxis Value Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

CORPORATE NOTES — 1.1%

COMMUNITY DEVELOPMENT — 1.1%
MMA Community Development Investment, Inc., 2.87%, 12/31/09, (c)+	175,000	$175,000
MMA Community Development Investment, Inc., 4.30%, 12/31/09, (c)+	585,000	585,000

TOTAL CORPORATE NOTES		760,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 1.2%
Northern Institutional Liquid Asset Portfolio	873,035	873,035

TOTAL INVESTMENTS (Cost $67,339,677) — 101.6%		71,629,393
Liabilities in excess of other assets — (1.6%)		(1,122,672)

NET ASSETS — 100.0%		$70,506,721

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of December 31, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 7/02, $175,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $585,000. At December 31, 2007 these securities had an aggregate market value of $760,000, representing 1.1% of net assets.
+	Variable rate security. Rates presented are the rates in effect at December 31, 2007. Date presented reflects next rate change date.

		UNREALIZED
FUTURES CONTRACTS PURCHASED	CONTRACTS	DEPRECIATION

S&P 500 Index Futures Contract, expiring March, 2008 (underlying face amount at value $738,600)	2	$575

See notes to financial statements.

MMA Praxis Value Index Fund

Statement of assets and liabilities
December 31, 2007

ASSETS:
Investments, at value* (cost $65,706,642)	$69,996,358
Investments in affiliates, at value (cost $760,000 )	760,000
Investments held as collateral for securities loaned, at value (cost $873,035)	873,035

Total Investments	71,629,393

Cash held as collateral for futures contracts	36,000
Interest and dividends receivable	116,387
Receivable for capital shares sold	169,102
Prepaid expenses	14,270

Total Assets	71,965,152

LIABILITIES:
Distributions payable to shareholders	263,676
Payable for capital shares redeemed	21,828
Payable for investments purchased	223,594
Payable for securities loaned	873,035
Payable for variation margin on futures contracts	4,150
Accrued expenses and other payables:
Investment advisory fees	11,775
Affiliates	8,458
Distribution fees	14,163
Trustees fees	5,225
Other	32,527

Total Liabilities	1,458,431

NET ASSETS:
Capital	65,941,479
Distributions in excess of net investment income	8,584
Accumulated net realized gain on investments and futures contracts	267,517
Net unrealized appreciation on investments	4,289,716
Unrealized depreciation of futures contracts	(575)

Net Assets	$70,506,721

Net Assets
Class A	$28,208,502
Class B	12,455,485
Class I	29,842,734

Total	$70,506,721

Shares Outstanding (unlimited number of shares authorized with $0.01 par value) Class A	2,787,577
Class B	1,232,279
Class I	2,963,174

Total	6,983,030

Net asset value Class A — Redemption Price Per Share(A)	$10.12

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$10.68

Class B — offering price per share**(A)	$10.11

Class I — offering price per share**(A)	$10.07

*	Includes securities on loan of $846,076.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Value Index Fund

Statement of operations
For the year ended December 31, 2007

INVESTMENT INCOME:
Dividends	$1,974,944
Interest	14,188
Income from securities lending	5,446
Interest from affiliates	25,126

Total Investment Income	2,019,704

EXPENSES:
Investment advisory fees	218,736
Distribution fees — Class A	70,910
Distribution fees — Class B	104,090
Shareholder servicing fees — Class A	70,910
Shareholder servicing fees — Class B	34,697
Administration fees	125,929
Professional fees	11,100
Trustees’ fees and expenses	27,000
Custodian fees	7,000
Other expenses	105,283

Total expenses before reductions/reimbursements	775,655
Expenses waived by Investment Adviser	(17,107)
Expenses reduced by Distributor	(98,668)

Net Expenses	659,880

Net Investment Income	1,359,824

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and futures contracts	2,801,020
Change in unrealized appreciation/depreciation of investments during the year	(9,510,018)
Change in unrealized appreciation/depreciation of futures contracts during the year	(1,263)

Net realized and unrealized loss on investments and futures contracts	(6,710,261)

Net decrease in net assets resulting from operations	$(5,350,437)

See notes to financial statements.

Statement of operations

MMA Praxis Value Index Fund

Statements of changes in net assets

	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

From Investment Activities:
Net investment income	$1,359,824	$821,341
Net realized gain on investments and futures contracts	2,801,020	3,952,768
Change in unrealized appreciation/depreciation of investments and futures contracts during the year	(9,511,281)	6,005,631

Net increase (decrease) in net assets resulting from operations	(5,350,437)	10,779,740

Distributions to Class A Shareholders:
From net investment income	(540,297)	(229,838)
From net realized gain on investment	(943,723)	(1,046,612)

Distributions to Class B Shareholders:
From net investment income	(167,052)	(84,278)
From net realized gain on investment	(415,980)	(653,735)

Distributions to Class I Shareholders:
From net investment income	(657,805)	(473,923)
From net realized gain on investment	(999,025)	(1,273,012)

Change in net assets from distributions to shareholders	(3,723,882)	(3,761,398)

Change in net assets from capital transactions	16,286,095	4,598,465

Change in net assets	7,211,776	11,616,807

Net Assets:
Beginning of year	63,294,945	51,678,138

End of year	$70,506,721	$63,294,945

Accumulated net investment income	$8,584	$5,407

See notes to financial statements.

Statements of changes in net assets

MMA Praxis Value Index Fund
Financial highlights

For a share outstanding throughout the year indicated.

	Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$11.43	$10.09	$9.65	$8.65	$6.72

Investment Activities:
Net investment income	0.17	0.22	0.15	0.12	0.10
Net realized and unrealized gains (losses) from investments	(0.93)	1.82	0.44	1.00	1.93

Total from Investment Activities	(0.76)	2.04	0.59	1.12	2.03

Distributions:
Net investment income	(0.20)	(0.13)	(0.15)	(0.12)	(0.10)
Net realized gain	(0.35)	(0.57)	—	—	—
Tax return of capital	—	—	—	—	— (a)

Total Distributions	(0.55)	(0.70)	(0.15)	(0.12)	(0.10)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$10.12	$11.43	$10.09	$9.65	$8.65

Total Return (excludes sales charge)	(6.66%)	20.41%	6.12%	13.07%	30.38%

Ratios/Supplemental Data:
Net assets at end of year (000)	$28,209	$22,426	$39,874	$33,640	$25,815
Ratio of expenses to average net assets	0.90%	1.11%	1.04%	1.04%	0.95%
Ratio of net investment income to average net assets	1.87%	1.52%	1.55%	1.45%	1.49%
Ratio of expenses to average net assets*	1.18%	1.37%	1.30%	1.48%	1.71%
Portfolio Turnover (b)	33.34%	55.37%	25.25%	24.76%	35.21%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Value Index Fund

Financial highlights, continued

For a share outstanding throughout the year indicated.

	Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$11.41	$10.07	$9.62	$8.64	$6.71

Investment Activities:
Net investment income	0.15	0.10	0.09	0.08	0.07
Net realized and unrealized gains (losses) from investments	(0.96)	1.88	0.45	0.98	1.93

Total from Investment Activities	(0.81)	1.98	0.54	1.06	2.00

Distributions:
Net investment income	(0.14)	(0.07)	(0.09)	(0.08)	(0.07)
Net realized gain	(0.35)	(0.57)	—	—	—

Total Distributions	(0.49)	(0.64)	(0.09)	(0.08)	(0.07)

Paid-in capital from redemption fees	— (a)	— (a)	—	—	—

Net Asset Value, End of Year	$10.11	$11.41	$10.07	$9.62	$8.64

Total Return (excludes redemption charge)	(7.13%)	19.85%	5.61%	12.31%	29.82%

Ratios/Supplemental Data:
Net assets at end of year (000)	$12,455	$13,840	$11,804	$9,155	$5,651
Ratio of expenses to average net assets	1.47%	1.67%	1.59%	1.60%	1.50%
Ratio of net investment income to average net assets	1.29%	0.93%	1.00%	0.91%	0.94%
Ratio of expenses to average net assets*	1.69%	1.89%	1.78%	1.99%	2.21%
Portfolio Turnover (b)	33.34%	55.37%	25.25%	24.76%	35.21%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)	Amount rounds to less than $0.005 per share.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Year Ended	Period Ended
	December 31,	December 31,
	2007	2006 (a)

Net Asset Value, Beginning of Period	$11.38	$10.90

Investment Activities:
Net investment income	0.24	0.12
Net realized and unrealized gains (losses) from investments	(0.97)	1.13

Total from Investment Activities	(0.73)	1.25

Distributions:
Net investment income	(0.23)	(0.20)
Net realized gain	(0.35)	(0.57)

Total Distributions	(0.58)	(0.77)

Net Asset Value, End of Period	$10.07	$11.38

Total Return (excludes redemption charge)	(6.46% )	11.67%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$29,843	$27,029
Ratio of expenses to average net assets	0.65%	0.89%	(c)
Ratio of net investment income to average net assets	2.12%	1.69%	(c)
Ratio of expenses to average net assets*	0.68%	0.95%	(c)
Portfolio Turnover (d)	33.34%	55.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Growth Index Fund
Annual report to shareholders
Portfolio manager’s letter

Because of its focus on investing in companies with growth characteristics, the MMA Praxis Growth Index Fund had significantly less exposure to the financial companies that hindered the return of is sister fund, the MMA Praxis Value Index Fund. Also, the nature of MMA’s screens is such that they only have a minor impact on the weights allocated to economic sectors. After a long period of trailing performance, growth style indexes generally produced returns that beat value style indexes during the year.

Since its inception on May 1, 2007, the performance of the Fund (A share, 4.03 percent), trailed its benchmark, the MSCI U.S. Prime Growth Index, which generated a return of 6.72 percent. A significant portion of the Fund’s underperformance for the period was due to its slight overweight position to financial services and underweight positions in aerospace and oil services companies.

Our experience with the Fund is still quite short, but we expect the impact of MMA’s screens to be less of a factor for this Fund compared to the MMA Praxis Value Index Fund. At a sector level, weights in the Fund are at most 2 percentage points different from benchmark weights. Also, of the top 20 companies in the Fund, only three (Schlumberger, United Technologies, and Boeing), totaling about 3.5 percent of the weight of the Fund, are excluded.

What we know for sure, is that the performance of the Fund will differ from the performance of its benchmark, the MSCI Prime Market Growth Index, depending on the economic conditions prevailing at the time.

Chad Horning, CFA®
MMA Praxis Growth Index Fund Co-manager

MMA Praxis Growth Index Fund

MMA Praxis Growth Index Fund
Performance review

Total returns as of 12/31/07

	Inception	Since
	Date	Inception

Class A	5/1/07	4.03%
Class A*	5/1/07	–1.40%

Class B	5/1/07	3.63%
Class B**	5/1/07	–0.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Growth Index Fund

Performance review (continued)

Growth of $10,000 investment 5/1/07 to 12/31/07

Class A*		Class B		MSCI Prime Growth Index
Date	Balance	Date	Balance	Date	Balance

5/1/2007	9,479	5/1/2007	10,000	5/1/2007	9,479
5/31/2007	9,773	5/31/2007	10,349	5/31/2007	9,763
6/30/2007	9,640	6/30/2007	10,224	6/30/2007	9,621
7/31/2007	9,441	7/31/2007	10,065	7/31/2007	9,422
8/31/2007	9,603	8/31/2007	10,235	8/31/2007	9,573
9/30/2007	9,935	9/30/2007	10,676	9/30/2007	9,906
10/31/2007	10,277	10/31/2007	11,020	10/31/2007	10,237
11/30/2007	9,916	11/30/2007	10,652	11/30/2007	9,877
12/31/2007	9,861	12/31/2007	10,671	12/31/2007	9,823

This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Index Fund from 5/1/07 to 12/31/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

[1]	The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market. This index targets for inclusion 750 companies and represents, as of October 29, 2004, approximately 86% of the capitalization of the US equity market.) The MSCI US Prime Market Growth Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Growth Index Fund
Schedule of portfolio investments
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%
ADVERTISING — 0.4%
Omnicom Group, Inc.	2,164	$102,855

ADVERTISING AGENCIES — 0.3%
Interpublic Group of Companies, Inc. (a)	3,070	24,898
Lamar Advertising Co.	500	24,035
Monster Worldwide, Inc. (a)	922	29,873

		78,806

AIRLINES — 0.4%
AMR Corp. (a)	1,604	22,504
Southwest Airlines Co.	4,552	55,534
UAL Corp. (a)	630	22,466

		100,504

APPAREL MANUFACTURERS — 0.7%
Coach, Inc. (a)	1,787	54,646
NIKE, Inc. — Class B	1,706	109,594
Polo Ralph Lauren Corp.	466	28,794

		193,034

ASSET MANAGEMENT — 0.6%
Franklin Resources, Inc.	767	87,767
Janus Capital Group, Inc.	954	31,339
Legg Mason, Inc.	657	48,060

		167,166

AUTO & TRUCK PARTS — 0.1%
WABCO Holdings, Inc.	726	36,365

BANKS — 1.4%
Berkshire Hathaway, Inc. — Class B (a)	41	194,176
Northern Trust Corp.	500	38,290
State Street Corp.	1,744	141,613

		374,079

BEVERAGES — 2.7%
Coca-Cola Company	3,165	194,236
PepsiCo, Inc.	7,048	534,943

		729,179

BROADCAST SERVICES & PROGRAMMING — 0.4%
Discovery Holding Co. (a)	1,477	37,132
Liberty Global, Inc. — Class A (a)	991	38,837
Liberty Global, Inc. — Series C (a)	1,068	39,078

		115,047

BROADCASTING/CABLE — 3.5%
Cablevision Systems Corp. — Class A (a)	1,580	38,710
Comcast Corp. — Class A (a)	9,367	171,041
Comcast Corp. — Special Class A (a)	4,649	84,240
DIRECTV Group, Inc. (a)	2,831	65,453
EchoStar Communications Corp. — Class A (a)	1,182	44,585
Liberty Media Corp. — Capital (a)	613	71,408

Schedule of portfolio investments

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
News Corp. — Class A	9,060	$185,639
Time Warner Cable — Class A (a)	1,190	32,844
Walt Disney Co.	7,758	250,429

		944,349

BROKERAGE SERVICES — 1.2%
Charles Schwab Corp.	5,716	146,044
Goldman Sachs Group, Inc.	634	136,342
TD Ameritrade Holding Corp. (a)	2,170	43,530

		325,916

BUSINESS SERVICES — 2.0%
Accenture Ltd.	3,093	111,440
Automatic Data Processing, Inc.	2,422	107,852
IntercontinentalExchange, Inc. (a)	280	53,900
Iron Mountain, Inc. (a)	1,191	44,091
Johnson Controls, Inc.	2,880	103,795
Paychex, Inc.	1,862	67,442
Quanta Services, Inc. (a)	1,121	29,415
The Shaw Group, Inc. (a)	420	25,385

		543,320

CHEMICALS — GENERAL — 0.8%
Air Products & Chemicals, Inc.	759	74,860
Praxair, Inc.	1,521	134,928

		209,788

COMMERCIAL SERVICES — 0.1%
Equifax, Inc.	968	35,196

COMMUNICATIONS SERVICES — 0.6%
American Tower Corp. (a)	2,123	90,440
Crown Castle International Corp. (a)	1,424	59,238

		149,678

COMPUTER STORAGE DEVICES — 1.0%
EMC Corp. (a)	9,500	176,035
Micron Technology, Inc. (a)	3,732	27,057
Network Appliance, Inc. (a)	1,711	42,707
SanDisk Corp. (a)	977	32,407

		278,206

COMPUTERS & PERIPHERALS — 11.0%
Apple, Inc. (a)	3,806	753,892
Cisco Systems, Inc. (a)	26,544	718,546
Dell, Inc. (a)	9,618	235,737
Hewlett-Packard Co.	11,460	578,501
International Business Machines Corp.	5,859	633,358
Sun Microsystems, Inc. (a)	4,157	75,366

		2,995,400

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
CONGLOMERATES — 1.3%
3M Co.	2,975	$250,852
Emerson Electric Co.	1,854	105,048

		355,900

CONSTRUCTION — 0.5%
Fluor Corp.	431	62,805
Joy Global, Inc.	781	51,405
Martin Marietta Materials, Inc.	246	32,620

		146,830

CONSUMER FINANCIAL SERVICES — 1.6%
American Express Co.	4,679	243,402
Discover Financial Services	2,055	30,989
MasterCard, Inc. — Class A	334	71,877
Western Union Co.	3,103	75,341

		421,609

CONSUMER GOODS & SERVICES — 1.9%
Procter & Gamble Co.	6,857	503,441

CONTAINERS — PAPER & PLASTIC — 0.1%
Owens-Illinois, Inc. (a)	675	33,413

COSMETICS & TOILETRIES — 1.1%
Avon Products, Inc.	2,221	87,796
Clorox Co.	731	47,639
Colgate-Palmolive Co.	2,162	168,550

		303,985

E-COMMERCE — 1.3%
Amazon.com, Inc. (a)	1,415	131,086
eBay, Inc. (a)	4,880	161,967
Liberty Media Corp. — Interactive (a)	2,924	55,790

		348,843

ELECTRIC UTILITIES — 0.6%
AES Corp. (a)	3,618	77,389
Allegheny Energy, Inc.	678	43,128
NRG Energy, Inc. (a)	1,189	51,531

		172,048

ELECTRONIC & ELECTRICAL — GENERAL — 0.1%
Harman International Industries, Inc.	367	27,052

FINANCIAL SERVICES — 2.4%
Bank of New York Mellon Corp.	4,402	214,642
CME Group, Inc.	222	152,292
Moody’s Corp.	1,102	39,341
Nymex Holdings, Inc.	453	60,525
NYSE Euronext	613	53,803

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
SLM Corp.	2,299	$46,302
T. Rowe Price Group, Inc.	1,250	76,100

		643,005

FOOD PROCESSING — 0.7%
Campbell Soup Co.	1,174	41,947
Hershey Foods Corp.	920	36,248
Kellogg Co.	1,229	64,436
Wm. Wrigley Jr., Co.	914	53,515

		196,146

FOOD STORES — 0.6%
Kroger Co.	1,755	46,876
Sysco Corp.	2,671	83,362
Whole Foods Market, Inc.	639	26,071

		156,309

HEALTH CARE SERVICES — 0.6%
AmerisourceBergen Corp.	687	30,826
Covance (a)	290	25,120
DaVita, Inc. (a)	500	28,175
Laboratory Corp. of America Hldgs. (a)	696	52,568
Quest Diagnostics, Inc.	729	38,564

		175,253

HOTELS & MOTELS — 0.4%
Marriott International, Inc. — Class A	1,669	57,046
Starwood Hotels & Resorts Worldwide, Inc.	1,160	51,075

		108,121

INDUSTRIAL GOODS — 0.6%
Fastenal Co.	772	31,204
Illinois Tool Works, Inc.	2,290	122,607

		153,811

INSURANCE — 3.4%
Aetna, Inc.	2,362	136,358
AFLAC, Inc.	2,166	135,657
CIGNA Corp.	1,018	54,697
Coventry Health Care, Inc. (a)	837	49,592
Health Net, Inc. (a)	720	34,776
Humana, Inc. (a)	819	61,679
Principal Fianncial Group, Inc.	1,160	79,854
Prudential Financial, Inc.	1,035	96,296
The Progressive Corp.	3,096	59,319
WellPoint, Inc. (a)	2,390	209,676

		917,904

INTERNET INFORMATION PROVIDERS — 3.1%
Google, Inc. — Class A (a)	1,025	708,767
Yahoo!, Inc. (a)	5,347	124,371

		833,138

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
IRON & STEEL — 0.6%
Allegheny Technologies, Inc.	775	$66,960
Nucor Corp.	1,586	93,923

		160,883

MACHINERY — 0.8%
AGCO Corp. (a)	400	27,192
Deere & Co.	2,060	191,827

		219,019

MANUFACTURING — 1.0%
Cummins, Inc.	444	56,552
PACCAR Inc.	1,760	95,885
Terex Corp. (a)	566	37,113
Tyco International Ltd.	2,288	90,719

		280,269

MEDICAL — BIOMEDICAL/GENETIC — 0.8%
Amgen, Inc. (a)	4,918	228,392

MEDICAL EQUIPMENT & SUPPLIES — 4.1%
Baxter International, Inc.	2,971	172,467
Becton, Dickinson & Co.	1,256	104,976
C.R. Bard, Inc.	608	57,638
DENTSPLY International, Inc.	953	42,904
Hologic, Inc. (a)	626	42,969
Intuitive Surgical, Inc. (a)	167	54,192
Medtronic, Inc.	5,020	252,355
St. Jude Medical, Inc. (a)	1,622	65,918
Stryker Corp.	1,330	99,378
Thermo Fisher Scientific, Inc. (a)	2,005	115,648
Waters Corp. (a)	460	36,372
Zimmer Holdings, Inc. (a)	1,126	74,485

		1,119,302

OFFICE EQUIPMENT & SERVICES — 0.1%
Xerox Corp.	1,846	29,887

OIL & GAS EXPLORATION, PRODUCTION & SERVICES — 2.1%
ENSCO International Inc.	968	57,712
EOG Resources, Inc.	1,198	106,922
Foster Wheeler, Ltd. (a)	328	50,847
Transocean, Inc.	1,422	203,560
XTO Energy, Inc.	2,741	140,791

		559,832

OIL & GAS OPERATIONS — 2.2%
Chesapeake Energy Corp.	2,224	87,181
Noble Corp.	1,331	75,215
Pride International, Inc. (a)	1,243	42,138
Questar Corp.	650	35,165
Southwestern Energy Co. (a)	940	52,377

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
Sunoco, Inc.	364	$26,368
The Williams Companies, Inc.	2,824	101,043
Ultra Petroleum Corp. (a)	848	60,632
Valero Energy Corp.	1,693	118,560

		598,679

OIL WELL SERVICES & EQUIPMENT — 1.8%
Cameron International Corp. (a)	1,050	50,537
Diamond Offshore Drilling, Inc.	383	54,386
FMC Technologies, Inc.	586	33,226
Grant Prideco, Inc. (a)	765	42,465
National-Oilwell Varco, Inc. (a)	1,602	117,683
Smith International, Inc.	959	70,822
Weatherford International, Inc. (a)	1,553	106,536

		475,655

PHARMACEUTICALS — 6.5%
Abbott Laboratories	2,731	153,346
Allergan, Inc.	1,505	96,681
Amylin Pharmaceuticals, Inc. (a)	722	26,714
Biogen Idec, Inc. (a)	1,275	72,573
Cardinal Health, Inc.	1,654	95,519
Celgene Corp. (a)	1,714	79,204
Express Scripts Inc. — Class A (a)	1,025	74,825
Forest Laboratories, Inc. (a)	640	23,328
Genentech, Inc. (a)	1,795	120,391
Genzyme Corp. (a)	1,006	74,887
Gilead Sciences, Inc. (a)	4,168	191,769
McKesson Corp.	1,470	96,300
Millennium Pharmaceuticals, Inc. (a)	9,006	134,910
Schering-Plough Corp.	6,575	175,158
UnitedHealth Group, Inc.	5,669	329,935

		1,745,540

PRINTING & PUBLISHING — 0.4%
Dun & Bradstreet Corp.	377	33,414
McGraw-Hill Companies, Inc.	1,635	71,629

		105,043

RAILROADS — 0.3%
CSX Corp.	2,103	92,490

REAL ESTATE INVESTMENT TRUST — 0.3%
General Growth Properties, Inc.	699	28,785
Public Storage, Inc.	554	40,669

		69,454

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
REAL ESTATE OPERATIONS — 0.6%
CB Richard Ellis Group, Inc. (a)	1,269	$27,347
ProLogis	1,217	77,134
Simon Property Group, Inc.	533	46,296

		150,777

RECREATIONAL PRODUCTS — 0.2%
Harley-Davidson, Inc.	1,254	58,574

RESTAURANTS — 1.3%
McDonald’s Corp.	2,680	157,879
Starbucks Corp. (a)	3,485	71,338
Tim Hortons, Inc.	830	30,652
Yum! Brands, Inc.	2,531	96,861

		356,730

RETAIL — 7.4%
American Eagle Outfitters, Inc.	1,087	22,577
AutoZone, Inc. (a)	352	42,208
Bed Bath & Beyond, Inc. (a)	1,489	43,762
Best Buy Co., Inc.	1,811	95,349
Costco Wholesale Corp.	2,043	142,520
CVS Caremark Corp.	6,572	261,237
GameStop Corp. — Class A (a)	713	44,284
J.C. Penny Company, Inc.	780	34,312
Kohl’s Corp. (a)	1,413	64,715
Medco Health Solutions, Inc. (a)	1,188	120,463
Nordstrom, Inc.	1,033	37,942
Office Depot, Inc. (a)	1,556	21,644
Sears Holding Corp. (a)	417	42,555
Staples, Inc.	3,312	76,408
Target Corp.	3,590	179,500
TJX Companies, Inc.	2,205	63,350
Walgreen Co.	4,244	161,612
Wal-Mart Stores, Inc.	11,239	534,189

		1,988,627

RETAIL — BUILDING PRODUCTS — 0.5%
Lowe’s Companies, Inc.	6,474	146,442

SCHOOLS & EDUCATIONAL SERVICES — 0.2%
Apollo Group, Inc. (a)	697	48,895

SEMICONDUCTORS — 6.2%
Advanced Micro Devices, Inc. (a)	2,641	19,808
Altera Corp.	1,694	32,728
Analog Devices, Inc.	2,872	91,042
Applied Materials, Inc.	5,298	94,092
Broadcom Corp. — Class A (a)	1,633	42,687
Cypress Semiconductor Corp. (a)	920	33,148
First Solar, Inc. (a)	181	48,352

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
Intel Corp.	25,136	$670,125
KLA-Tencor Corp.	606	29,185
Lam Research Corp. (a)	3,081	133,192
Marvell Technology Group, Ltd. (a)(b)	2,119	29,624
MEMC Electronic Materials, Inc. (a)	1,081	95,658
National Semiconductor Corp.	1,860	42,110
NVIDIA Corp. (a)	2,505	85,220
SunPower Corp. — Class A (a)	180	23,470
Texas Instruments, Inc.	5,829	194,689

		1,665,130

SOFTWARE & COMPUTER SERVICES — 8.5%
Activision, Inc. (a)	1,586	47,104
Adobe Systems, Inc. (a)	2,385	101,911
Autodesk, Inc. (a)	1,184	58,916
CA, Inc.	2,471	61,651
Citrix Systems, Inc. (a)	1,003	38,124
Cognizant Technology Solutions Corp. (a)	1,687	57,257
Electronic Arts, Inc. (a)	1,372	80,139
Intuit, Inc. (a)	1,610	50,892
McAfee, Inc. (a)	986	36,975
Microsoft Corp.	36,936	1,314,921
NAVTEQ (a)	479	36,212
Oracle Corp. (a)	17,965	405,650

		2,289,752

SOFTWARE & SERVICES — 1.1%
Akamai Technologies, Inc. (a)	848	29,341
BEA Systems, Inc. (a)	1,499	23,654
BMC Software, Inc. (a)	1,125	40,095
Fiserv, Inc. (a)	877	48,665
IMS Health, Inc.	1,456	33,546
Symantec Corp. (a)	3,713	59,928
VeriSign, Inc. (a)	1,482	55,738

		290,967

TELECOMMUNICATIONS — 2.9%
Corning, Inc.	6,945	166,611
Juniper Networks, Inc. (a)	2,343	77,788
Motorola, Inc.	9,946	159,534
NII Holdings, Inc. — Class B (a)	856	41,362
Qualcomm, Inc.	7,327	288,316
Qwest Communications International, Inc.	7,179	50,325

		783,936

TRANSPORTATION SERVICES — 1.5%
C.H. Robinson Worldwide, Inc.	866	46,868
Expeditors International of Washington, Inc.	1,086	48,522

MMA Praxis Growth Index Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.9%, continued
Fedex Corp.	1,279	$114,048
United Parcel Service, Inc. — Class B	2,745	194,128

		403,566

TOTAL COMMON STOCKS		26,743,537

SHORT TERM INVESTMENT — 0.2%
Northern Institutional Government Select Portfolio	57,502	57,502

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 0.1%
Northern Institutional Liquid Asset Portfolio	29,189	29,189

CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
MMA Community Development Investment, Inc., 2.87%, 12/31/09, (c)+	60,000	60,000
MMA Community Development Investment, Inc., 4.30%, 12/31/09, (c)+	180,000	180,000

TOTAL CORPORATE NOTES		240,000

TOTAL INVESTMENTS (Cost $27,610,246) — 100.1%		27,070,228
Liabilities in excess of other assets — (0.1%)		(18,293)

NET ASSETS — 100.0%		$27,051,935

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of December 31, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 12/01, $60,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $180,000. At December 31, 2007, these securities had an aggregate market value of $240,000, representing 0.9% of net assets.
+	Variable rate security. Rates presented are the rates in effect at December 31, 2007. Date presented reflects next rate change date.

See notes to financial statements.

MMA Praxis Growth Index Fund

Statement of assets and liabilities
December 31, 2007

ASSETS:
Investments, at value* (cost $27,341,057)	$26,801,039
Investments in affiliates, at value (cost $240,000 )	240,000
Investments held as collateral for securities loaned, at value (cost $29,189)	29,189

Total Investments	27,070,228

Interest and dividends receivable	20,786
Receivable for capital shares sold	89,743
Prepaid expenses	44,530

Total Assets	27,225,287

LIABILITIES:
Distributions payable to shareholders	872
Payable for capital shares redeemed	3,627
Payable for investments purchased	108,133
Payable for securities loaned	29,189
Accrued expenses and other payables:
Affiliates	4,778
Distribution fees	832
Other	25,921

Total Liabilities	173,352

NET ASSETS:
Capital	27,622,784
Accumulated net investment income	449
Accumulated net realized loss on investments	(31,280)
Net unrealized depreciation on investments	(540,018)

Net Assets	$27,051,935

Net Assets
Class A	$2,232,268
Class B	617,003
Class I	24,202,664

Total	$27,051,935

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	214,587
Class B	59,577
Class I	2,325,159

Total	2,599,323

Net asset value Class A — Redemption Price Per Share(A)	$10.40

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$10.98

Class B — offering price per share**(A)	$10.36

Class I — offering price per share**(A)	$10.41

*	Includes securities on loan of $28,142.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Growth Index Fund

Statement of operations
For the period ended December 31, 2007 (a)

INVESTMENT INCOME:
Dividends	$37,961
Interest	2,557
Income from securities lending	8
Interest from affiliates	311

Total Investment Income	40,837

EXPENSES:
Investment advisory fees	8,709
Distribution fees — Class A	1,861
Distribution fees — Class B	1,453
Shareholder servicing fees — Class A	1,861
Shareholder servicing fees — Class B	484
Administration fees	4,245
Professional fees	18,568
Supplies	16,000
Trustees’ fees and expenses	12,000
Registration fees	8,811
Custodian fees	560
Other expenses	9,599

Total expenses before reductions/reimbursements	84,151
Expenses reimbursed by Investment Adviser	(53,285)
Expenses reduced by Distributor	(2,245)

Net Expenses	28,621

Net Investment Income	12,216

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(37,356)
Change in unrealized appreciation/depreciation of investments during the period	(540,018)

Net realized and unrealized loss on investments	(577,374)

Net decrease in net assets resulting from operations	$(565,158)

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements.

Statement of operations

MMA Praxis Growth Index Fund

Statement of changes in net assets

Period Ended
December 31,
2007 (a)

From Investment Activities:
Net investment income	$12,216
Net realized loss on investments	(37,356)
Change in unrealized appreciation/depreciation of investments during the period	(540,018)

Net decrease in net assets resulting from operations	(565,158)

Distributions to Class A Shareholders:
From net realized gain on investment	(571)

Distributions to Class B Shareholders:
From net realized gain on investment	(159)

Distributions to Class I Shareholders:
From net investment income	(11,747)
From net realized gain on investment	(6,286)

Change in net assets from distributions to shareholders	(18,763)

Change in net assets from capital transactions	27,635,856

Change in net assets	27,051,935

Net Assets:
Beginning of period	—

End of period	$27,051,935

Accumulated net investment income	$449

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements.

Statement of changes in net assets

MMA Praxis Growth Index Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Period Ended
	December 31,
	2007 (a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	0.02
Net realized and unrealized gains from investments	0.38

Total from Investment Activities	0.40

Distributions:
Net realized gain	—	(b)

Paid-in capital from redemption fees	—	(b)

Net Asset Value, End of Period	$10.40

Total Return (excludes sales charge)	4.03%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$2,232
Ratio of expenses to average net assets	1.16%	(d)
Ratio of net investment income to average net assets	0.68%	(d)
Ratio of expenses to average net assets*	3.65%	(d)
Portfolio Turnover (e)	36.64%

*	During the period certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Growth Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Period Ended
	December 31,
	2007 (a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	—	(b)
Net realized and unrealized gains from investments	0.36

Total from Investment Activities	0.36

Paid-in capital from redemption fees	—	(b)

Net Asset Value, End of Period	$10.36

Total Return (excludes redemption charge)	3.63%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$617
Ratio of expenses to average net assets	1.71%	(d)
Ratio of net investment income to average net assets	0.12%	(d)
Ratio of expenses to average net assets*	4.14%	(d)
Portfolio Turnover (e)	36.64%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Growth Index Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Period Ended
	December 31,
	2007 (a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	—	(b)
Net realized and unrealized gains from investments	0.42

Total from Investment Activities	0.42

Distributions:
Net investment income	(0.01)
Net realized gain	—	(b)

Total Distributions	(0.01)

Net Asset Value, End of Period	$10.41

Total Return (excludes redemption charge)	4.18%	(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$24,203
Ratio of expenses to average net assets	0.82%	(d)
Ratio of net investment income to average net assets	0.34%	(d)
Ratio of expenses to average net assets*	2.41%	(d)
Portfolio Turnover (e)	36.64%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Annual report to shareholders
Portfolio manager’s letter

The year was dominated by two events. First, we had the relatively short-lived first quarter downturns driven in late February by a sharp decline in the Chinese equity market following the introduction of measures by the authorities in an attempt to control market excesses and speculative behavior by investors. That was followed in mid March by the initial, but temporary, bout of market weakness connected to the United States sub-prime mortgage market. The recovery in late March and through the second quarter proved to be of short duration as the festering subprime fallout resurfaced with a vengeance during the third quarter and proved to be severe, longer lasting, and broader in its global impact. It has had a major effect on global liquidity and economic growth, the financial strength of many leading banks and other institutions, and on interest rate policies around the world. Within that background, we adopted a cautious approach in the portfolio.

The largest change was a sizeable reduction in exposure to Financials, starting during the second quarter and resulting in a move from a modest overweight position at the start of the year to a substantial underweight by year end. Eliminations included ABN AMRO, which was taken over later in the year, and ING Group in Netherlands, Irish Life & Permanent, Japan’s Mizuho Financial Group, Sumitomo Financial Group and Mitsubishi UFJ Financial Group and European real estate companies British Land and IVG Immobilien. Holdings that were cut meaningfully include Royal Bank of Scotland (0.17%), Deutsche Bank (0.38%), UBS (0.47%), and CNP Assurances (0.25%).

We selectively added exposure within the sector through new holdings Munich Re-Insurance (0.6%) and Commonwealth Bank of Australia (0.71%). Significant weight was added to Consumer Staples through Carrefour (4.7%), the French supermarket giant, now the portfolio’s second largest weight, and Unilever (1.79%), the U.K. household goods leader. Within Consumer Discretionary, we added to Adidas (4.55%), the sports apparel leader, moving it to the largest weight in the portfolio by year end, and increased exposure to leading tire manufacturers by increasing France’s Michelin and initiating an exposure to Finland’s Nokian Renkaat (1.07%), a specialist in the heavy winter tire segment. These moves more than offset the reduction of Toyota (0.24%) and the elimination of Sharp, two Japanese holdings vulnerable to the impact of a weakening U.S. currency.

Utilities saw the introduction of a number of new names in France’s Suez (1.21%) and Gaz de France (0.73%), as well as United Utilities (0.27%) and National Grid (0.23%) in the U.K. Finally, we switched emphasis in Materials from BHP Billiton (0.34%) to Rio Tinto (2.62%), which is the subject of a bid by BHP. Geographically, the changes resulted in sizeable reductions in both Japan and the U.K in favor of increased weights in Europe and, to a small extent, in Canada. The reduction in Japan followed similar action in 2006 and was driven by the failure of that economy and market to show positive signs of recovery and growth. We have concerns about difficulties in the domestic U.K. economy and this led us to lighten our exposure there. In addition to the net increase in Europe, there was also some rotation among individual countries.

France, Germany, Finland, and Greece were the larger increases but these moves were driven more by stock specific decisions rather than by top-down country allocation influences.

Contributors to performance
The MMA Praxis International Fund (A Share, 12.59%) outperformed its benchmark, the MSCI EAFE Index (11.17%), during 2007. In a year of strong absolute returns, with some holdings producing returns in excess of 100 percent, stock outperformance was the larger contributor to the Fund’s superior showing. Also helping were our overweights in Telecom Services, one of the year’s best performing sectors, and IT. The highest contributing sectors over the year were Telecom Services, Consumer Discretionary, Information Technology, and Consumer Staples. The leading individual holdings in the four sectors, respectively, were Telefonica (3.63%), Adidas (4.55%), Nintendo (2.66%), and Carrefour (4.7%).

Spain’s Telefonica, a telecom services company with international reach, outperformed as it raised revenue and earnings projections for both Spain and Latin America through 2010. Investors also reacted favorably to management’s goal of increasing the stock dividend by 16 percent in 2008. Nintendo’s rise was based on the performance of its Wii gaming console and the DLite household gaming product which gave it a leading position in its marketplace. The France-based supermarket chain Carrefour strengthened on increased market understanding of the benefits of the company’s restructuring potential. Adidas, the German sports apparel leader, provided a strong boost. Its outlook is buoyed by the likely benefits from the 2008 European soccer

MMA Praxis International Fund

championship and Olympic Games. Outperformance from our holdings in Materials almost matched the impact of the underweight position we had in this outperforming sector.

Meaningful contributions came from the large weight in Brazil’s Companhia Vale do Rio Doce (CVRD) (1.24%), the world’s leading iron ore producer, and from the smaller weight in Evraz, the Russian steel producer. Both of these stocks returned in excess of 100 percent over the year, a feat also achieved by Rio Tinto (2.62%) in that sector, following the takeover interest shown by BHP. Finally, our underweighting of Financials stocks helped. Geographically, U.K. and Japan led the way on the back of stock outperformances in each, as well as our underweights in what were two of the weakest performing regions. Both Emerging Markets and Europe as a whole contributed positively with Brazil and Spain the respective leading countries.

Detractors from performance
Utilities and Industrials were the larger detracting regions. We were underweight both sectors over the year as a whole, and our stock results lagged the market. In other areas, Sony (0.36%) and Canon (1.07%) were among the weaker individual holdings while cash levels in a period of strong absolute returns also detracted as markets showed strength.

On a geographic basis, developed Asia ex-Japan was the only negative performer due to our underweight in Australia which returned over 30 percent in 2007.

Strategy and outlook
While the origin of the subprime mortgage crisis was the excesses in the U.S. real estate market, its impact has been felt in wider credit markets both in the U.S. and internationally. Banks have begun to recognize credit losses related to subprime and to collateralized debt obligations (CDOs) and to write down the value of balance sheet assets. We have also seen a series of financial institutions raising capital and restricting debt activity. As credit has become increasingly scarce and more expensive, we have seen a slowdown in mergers and acquisitions, initial public stock offerings, and new debt issuance. We expect to see further write-downs of asset values during the first quarter of 2008, as well as additional attempts to raise capital and to cut dividends. These actions will be widespread and not just limited to U.S. banks. Consequently, we expect financial stocks will continue to underperform until adjustments have been made and are fully reflected in equity prices. As loans become more expensive, we expect to see economic slowdown and consumer retrenchment, particularly in the U.S. This will lead to negative earnings consequences for the broader market.

Policy makers in both the U.S. and internationally have been active and accommodating, a stance that should dampen the negative effects of the crisis. It is also important to note we have entered this period of uncertainty with generally strong corporate balance sheets internationally and moderate valuations. Despite these potential supports, equities should struggle if corporate earnings suffer. We believe the United Kingdom is the market outside the U.S. that is most likely to suffer. We have underweighted it. While not showing the same credit excesses of the U.S., the U.K. suffers from over-inflated real estate prices, an over-valued currency, and is likely to enter a period of consumer retrenchment and slower growth. We expect U.K. policymakers to respond by loosening monetary policy and we should, therefore, see a weaker currency.

Continental Europe and, to a lesser extent, Japan have also shown the effects of tightening credit. However, continental Europe has benefited from a wave of reductions in corporate and personal taxes, which in many countries are now at lower levels than in the U.S. In addition, the European Union has been on a constant expansion, with new member states joining regularly. This spurs productivity by lowering aggregate labor costs. In addition, economic growth tends to move at a faster pace in the new states than in existing members. Asia ex-Japan and other global emerging markets have been much more immune to the effects of the global credit crunch, but we believe they are vulnerable. In particular, we are noting the beginning of a slowdown in the hot Australian real estate market. We expect a continued appreciation of the Chinese yuan versus the U.S. dollar in 2008.

As equity investors, we are cautious about the immediate environment but enthusiastic that we should eventually see some great opportunities to accumulate shares in the financial sector as well as the broader market. The timing of the market recovery is uncertain, but long-term investors will undoubtedly benefit from the ensuing gains, which could be substantial. In the meantime, we are focused on investing in companies that are presenting non-cyclical earnings growth. We are also noting attractive valuations and restructuring stories in some companies.

Francis X. Claró, CFA®
MMA Praxis International Fund Manager

MMA Praxis International Fund
Performance review

Average annual total returns as of 12/31/07

	Inception				Since
	Date	1 Year	3 Year	5 Year	Inception
Class A	5/12/99	12.59%	14.96%	17.32%	6.54%
Class A*	5/12/99	6.67%	12.91%	16.07%	5.97%
Class B	4/1/97	11.86%	14.21%	16.56%	6.04%
Class B**	4/1/97	7.86%	13.44%	16.45%	6.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis International Fund
Performance review

Growth of $10,000 Investment 12/31/97 to 12/31/07

				MSCI EAFE - index
Class A - load		Class B - no load		performance/gross
Date	Balance	Date	Balance	Date	Balance

12/31/1997	9,479	12/31/1997	10,000	12/31/1997	10,000
3/31/1998	11,032	3/31/1998	11,638	3/31/1998	11,479
6/30/1998	11,745	6/30/1998	12,391	6/30/1998	11,609
9/30/1998	10,214	9/30/1998	10,775	9/30/1998	9,966
12/31/1998	11,752	12/31/1998	12,398	12/31/1998	12,034
3/31/1999	11,995	3/31/1999	12,655	3/31/1999	12,210
6/30/1999	12,527	6/30/1999	13,215	6/30/1999	12,528
9/30/1999	13,237	9/30/1999	13,939	9/30/1999	13,087
12/31/1999	16,741	12/31/1999	17,605	12/31/1999	15,319
3/31/2000	17,127	3/31/2000	17,993	3/31/2000	15,311
6/30/2000	15,591	6/30/2000	16,355	6/30/2000	14,714
9/30/2000	14,350	9/30/2000	15,036	9/30/2000	13,535
12/31/2000	13,356	12/31/2000	13,974	12/31/2000	13,181
3/31/2001	11,479	3/31/2001	11,997	3/31/2001	11,380
6/30/2001	10,914	6/30/2001	11,382	6/30/2001	11,281
9/30/2001	9,123	9/30/2001	9,495	9/30/2001	9,707
12/31/2001	9,960	12/31/2001	10,354	12/31/2001	10,385
3/31/2002	10,078	3/31/2002	10,477	3/31/2002	10,444
6/30/2002	9,528	6/30/2002	9,885	6/30/2002	10,242
9/30/2002	7,640	9/30/2002	7,917	9/30/2002	8,225
12/31/2002	8,039	12/31/2002	8,310	12/31/2002	8,758
3/31/2003	7,208	3/31/2003	7,444	3/31/2003	8,046
6/30/2003	8,437	6/30/2003	8,701	6/30/2003	9,621
9/30/2003	8,991	9/30/2003	9,254	9/30/2003	10,407
12/31/2003	10,219	12/31/2003	10,508	12/31/2003	12,188
3/31/2004	10,644	3/31/2004	10,915	3/31/2004	12,724
6/30/2004	10,285	6/30/2004	10,531	6/30/2004	12,780
9/30/2004	10,219	9/30/2004	10,452	9/30/2004	12,751
12/31/2004	11,757	12/31/2004	12,000	12/31/2004	14,710
3/31/2005	11,681	3/31/2005	11,898	3/31/2005	14,695
6/30/2005	11,512	6/30/2005	11,709	6/30/2005	14,585
9/30/2005	12,536	9/30/2005	12,732	9/30/2005	16,107
12/31/2005	13,186	12/31/2005	13,380	12/31/2005	16,771
3/31/2006	14,269	3/31/2006	14,449	3/31/2006	18,360
6/30/2006	14,178	6/30/2006	14,336	6/30/2006	18,533
9/30/2006	14,511	9/30/2006	14,644	9/30/2006	19,272
12/31/2006	15,865	12/31/2006	15,983	12/31/2006	21,276
3/31/2007	16,299	3/31/2007A	16,421	3/31/2007	22,159
6/30/2007	17,323	6/30/2007A	17,452	6/30/2007	23,637
9/30/2007	17,943	9/30/2007A	18,077	9/30/2007	24,164
12/31/2007	17,863	12/31/2007A	17,984	12/31/2007	23,751

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 12/31/97 to 12/31/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97.

[1]	The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Performance review

MMA Praxis International Fund

Schedule of portfolio investments
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.7%
ARGENTINA — 0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.4%
IRSA Inversiones y Representaciones S.A. (a)	52,996	$771,622

AUSTRALIA — 1.3%
BANKS — 0.7%
Commonwealth Bank of Australia	24,985	1,294,254

TRANSPORTATION INFRASTRUCTURE — 0.6%
Macquarie Airports	167,345	594,046
Macquarie Infrastructure Group (b)	187,770	498,679

		1,092,725

		2,386,979

BELGIUM — 1.8%
CHEMICALS — 0.5%
Umicore	3,817	947,354

DIVERSIFIED FINANCIALS — 1.3%
Compagnie Nationale a Portefeuille (CNP)/National Portefeuille Maatschappij (NPM)	3,900	280,308
Groupe Bruxelles Lambert S.A. (a)	1,358	40
Groupe Bruxelles Lambert S.A. (b)	15,677	2,011,151

		2,291,499

		3,238,853

BERMUDA — 0.2%
INSURANCE — 0.2%
Catlin Group Ltd.	46,681	355,126

BRAZIL — 1.5%
METALS & MINING — 1.3%
Companhia Vale do Rio Doce ADR (b)	69,577	2,273,081

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Tim Participacoes ADR (b)	11,131	389,028

		2,662,109

CANADA — 1.3%
MEDIA — 1.3%
Yellow Pages Income Fund	166,749	2,332,506

FINLAND — 2.8%
AUTO COMPONENTS — 1.1%
Nokian Renkaat Oyj	55,692	1,955,460

COMMUNICATIONS EQUIPMENT — 1.4%
Nokia Oyj	69,098	2,675,347

MACHINERY — 0.3%
KCI Konecranes Oyj	16,000	550,814

		5,181,621

FRANCE — 19.7%
AUTO COMPONENTS — 2.2%
Compagnie Generale des Etablissments Michelin	34,870	3,996,343

BANKS — 1.2%
BNP Paribas S.A.	20,356	2,205,741

BUILDING PRODUCTS — 0.9%
Compagnie de Saint-Gobain	16,818	1,583,463

Schedule of portfolio investments

MMA Praxis International Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.7% continued
CHEMICALS — 1.4%
Rhodia SA(a)	66,275	$2,554,435

ELECTRICAL EQUIPMENT — 1.1%
Schneider Electric S.A.	15,145	2,049,257

FOOD PRODUCTS — 0.8%
Groupe DANONE	15,957	1,430,411

FOOD RETAIL — 4.8%
Carrefour S.A.	110,704	8,612,915

GAS UTILITIES — 0.7%
Gaz de France	22,735	1,327,688

HOTELS, RESTAURANTS & LEISURE — 0.8%
Sodexho Alliance S.A.	23,808	1,459,867

INSURANCE — 1.4%
Axa	54,672	2,186,241
CNP Assurances	3,524	457,845

		2,644,086

MEDIA — 1.7%
Vivendi Universal S.A.	68,146	3,122,011

MULTI UTILITIES — 1.2%
Suez SA	32,580	2,215,126

OFFICE ELECTRONICS — 0.8%
Neopost S.A.	14,361	1,477,928

WIRELESS TELECOMMUNICATION SERVICES — 0.7%
Bouygues S.A.	14,935	1,242,857

		35,922,128

GERMANY — 12.7%
CAPITAL MARKETS — 0.4%
Deutsche Bank AG	5,381	702,959

CHEMICALS — 0.4%
BASF AG	4,758	703,402

CONSTRUCTION & ENGINEERING — 0.6%
Bilfinger Berger AG	15,300	1,160,651

HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Fresenius AG	40,656	3,372,617

INSURANCE — 2.0%
Allianz AG	9,346	2,020,521
Muenchener Rueckversicherungs-Gesellschaft AG	8,286	1,607,117

		3,627,638

MULTI UTILITIES — 1.8%
RWE AG	23,822	3,354,452

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Patrizia Immobilien AG (b)	52,657	391,305

SOFTWARE — 0.8%
SAP AG	26,909	1,399,370

TEXTILES, APPAREL & LUXURY GOODS — 4.7%
Adidas-Salomon AG	112,098	8,335,136

		23,047,530

MMA Praxis International Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.7% continued
GREECE — 1.8%
BANKS — 1.4%
Alpha Credit Bank A.E	20,690	$752,144
Greek Postal Savings Bank S.A.	42,422	766,748
National Bank of Greece SA	12,895	884,455

		2,403,347

DIVERSIFIED FINANCIALS — 0.4%
Hellenic Exchanges S.A.	23,049	807,615

		3,210,962

HONG KONG — 2.8%
DIVERSIFIED FINANCIALS — 0.5%
Guoco Group Ltd.	63,000	843,544

MEDIA — 0.3%
Television Broadcasts Ltd.	94,000	564,813

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.7%
Chinese Estates Holdings Ltd.	376,000	682,838
Hysan Development Company Ltd.	230,000	656,334

		1,339,172

WIRELESS TELECOMMUNICATION SERVICES — 1.3%
China Unicom Ltd.	1,062,000	2,438,061

		5,185,590

IRELAND — 0.4%
BANKS — 0.1%
Anglo Irish Bank Corp. plc	10,279	165,376

CONSTRUCTION MATERIALS — 0.3%
CRH plc	16,800	581,789

		747,165

ISRAEL — 0.9%
PHARMACEUTICALS — 0.9%
Teva Pharmaceutical Industries Ltd. (b)	36,167	1,681,042

ITALY — 2.4%
BANKS — 1.5%
Intesa SanPaolo	136,397	995,173
UniCredito Italiano S.p.A	222,920	1,848,581

		2,843,754

DIVERSIFIED FINANCIALS — 0.5%
IFI-Istituto Finanziario Industriale S.p.A. (a)	25,356	862,537

TEXTILES, APPAREL & LUXURY GOODS — 0.4%
Geox S.p.A	37,802	758,855

		4,465,146

JAPAN — 10.7%
AUTOMOBILES — 0.2%
Toyota Motor Corp.	8,100	439,036

BANKS — 0.6%
Bank of Yokohama Ltd.	163,000	1,146,785

MMA Praxis International Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.7% continued
CHEMICALS — 1.1%
Hitachi Chemical Co. Ltd.	19,200	$443,667
Tokuyama Corp.	79,000	796,132
Toray Industries, Inc. (b)	103,000	808,768

		2,048,567

CONSTRUCTION & ENGINEERING — 0.3%
Okumura Corp. (b)	122,000	596,671

CONSUMER FINANCE — 0.5%
Orix Corp.	5,290	906,233

ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.5%
Keyence Corp.	3,800	940,153

GAS UTILITIES — 0.8%
Tokyo Gas Co. Ltd.	299,000	1,403,302

HOUSEHOLD DURABLES — 0.4%
Sony Corp.	11,800	656,526

INSURANCE — 0.4%
Mitsui Sumitomo Insurance Co.	63,000	615,103
Sony Financial Holdings, Inc.	23	88,132

		703,235

MACHINERY — 0.7%
Fanuc Ltd.	4,900	478,413
THK CO. Ltd	37,400	760,183

		1,238,596

MEDIA — 0.4%
Toho Co. Ltd. (b)	31,600	716,023

OFFICE ELECTRONICS — 1.1%
CANON, Inc.	42,000	1,959,887

PERSONAL PRODUCTS — 0.4%
Shiseido Company Ltd.	29,000	688,338

SOFTWARE — 3.0%
Nintendo Co. Ltd.	8,100	4,862,836
Square Enix Co. Ltd. (b)	26,300	807,161

		5,669,997

SPECIALTY RETAIL — 0.3%
Yamada Denki Co. Ltd.	4,800	550,061

		19,663,410

MEXICO — 0.2%
CONSTRUCTION MATERIALS — 0.2%
Cemex SAB de C.V. (a)(b)	16,814	434,642

NETHERLANDS — 4.2%
CHEMICALS — 0.7%
Akzo Nobel N.V.	16,038	1,282,900

DIVERSIFED TELECOMMUNICATION SERVICES — 0.5%
Koninklijke (Royal) KPN N.V.	50,163	911,056

FOOD PRODUCTS — 1.8%
Unilever NV	89,227	3,276,237

HOUSEHOLD DURABLES — 0.6%
Philips Electronics N.V.	26,266	1,132,013

MMA Praxis International Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.7% continued
SEMICONDUCTOR EQUIPMENT — 0.6%
ASML Holding N.V.	33,537	$1,060,532

		7,662,738

NORWAY — 1.6%
DIVERSIFED TELECOMMUNICATION SERVICES — 0.9%
Telenor ASA	69,200	1,652,562

OIL, GAS & CONSUMABLE FUELS — 0.7%
Statoil ASA	41,300	1,284,639

		2,937,201

RUSSIA — 0.6%
WIRELESS TELECOMMUNICATION SERVICES — 0.6%
AFK Sistema	28,469	1,188,581

SINGAPORE — 1.2%
BANKS — 0.4%
DBS Group Holdings Ltd.	48,000	689,425

INDUSTRIAL CONGLOMERATES — 0.8%
Keppel Corp., Ltd.	170,000	1,533,445

		2,222,870

SOUTH KOREA — 0.5%
AUTOMOBILES — 0.1%
Hyundai Motor Co. Ltd. GDR (b)	14,605	272,091

FOOD PRODUCTS — 0.4%
Lotte Confectionary Co. Ltd. (a)	350	631,843

		903,934

SPAIN — 5.4%
BANKS — 0.7%
Banco Santander Central Hispano S.A.	62,956	1,359,397

DIVERSIFED TELECOMMUNICATION SERVICES — 3.6%
Telefonica S.A.	204,924	6,647,802

DIVERSIFIED FINANCIAL SERVICES — 0.5%
Criteria Caixacorp S.A. (a)	112,330	847,866

SPECIALTY RETAIL — 0.6%
Industria de Diseno Textil, S.A.	17,124	1,050,515

		9,905,580

SWEDEN — 0.3%
BUILDING PRODUCTS — 0.3%
Assa Abloy AB	28,800	578,049

SWITZERLAND — 9.7%
CAPITAL MARKETS — 0.5%
UBS AG	18,526	856,694

CHEMICALS — 1.0%
Lonza Group AG	14,960	1,813,973

DIVERSIFIED FINANCIALS — 0.5%
Pargesa Holding AG	8,963	1,000,591

FOOD PRODUCTS — 4.0%
Lindt & Spruengli AG	281	972,087
Nestle S.A.	13,564	6,224,488

		7,196,575

MMA Praxis International Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.7% continued
INSURANCE — 0.4%
Swiss Re	11,599	$823,492

PHARMACEUTICALS — 3.3%
Novartis AG	54,785	3,002,381
Roche Holding AG	17,972	3,102,258

		6,104,639

		17,795,964

TAIWAN — 0.7%
DIVERSIFED TELECOMMUNICATION SERVICES — 0.6%
Chunghwa Telecom Co. Ltd.	548,569	1,114,492

SEMICONDUCTOR EQUIPMENT — 0.1%
United Microelectronics Corp. ADR	415,557	258,186

		1,372,678

UNITED KINGDOM — 13.6%
BANKS — 1.1%
HSBC Holdings plc (b)	33,600	567,534
Lloyds TSB Group plc	116,897	1,095,946
Royal Bank of Scotland Group plc	36,271	319,879

		1,983,359

CONTAINERS — 0.3%
Rexam plc	62,428	518,942

FOOD RETAIL — 0.3%
Tesco plc (a)	67,443	639,332

HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Smith & Nephew plc	39,576	455,936

INSURANCE — 0.2%
Amlin plc	59,664	353,161

METALS & MINING — 3.0%
BHP Billiton plc	20,053	615,790
Rio Tinto plc	45,379	4,792,533

		5,408,323

MULTI UTILITIES — 0.5%
National Grid plc	25,669	425,225
United Utilities plc	32,741	491,651

		916,876

OIL, GAS & CONSUMABLE FUELS — 5.6%
BG Group plc	61,496	1,404,715
BP plc	363,778	4,443,807
Royal Dutch Shell plc — Class A	99,117	4,156,043

		10,004,565

PHARMACEUTICALS — 0.6%
GlaxoSmithKline plc	44,372	1,127,258

MMA Praxis International Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 98.7% continued
WIRELESS TELECOMMUNICATION SERVICES — 1.8%
Vodafone Group plc	866,414	$3,231,951

		24,639,703

TOTAL COMMON STOCKS		180,493,729

PREFERRED STOCK — 0.4%
GERMANY — 0.4%
AUTOMOBILES — 0.4%
Porsche AG (a)	404	814,606

CORPORATE NOTES — 1.2%
COMMUNITY DEVELOPMENT — 1.2%
DOMESTIC — 1.2%
MMA Community Development Investment, Inc., 2.87%, 12/31/09, (c)+	895,000	895,000
MMA Community Development Investment, Inc., 4.30%, 12/31/09, (c)+	1,380,000	1,380,000

TOTAL CORPORATE NOTES		2,275,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 4.6%
Northern Institutional Liquid Asset Portfolio	8,440,835	8,440,835

TOTAL INVESTMENTS (Cost $147,183,050) — 104.9%		192,024,170
Liabilities in excess of other assets — (4.9)%		(8,947,228)

NET ASSETS — 100.0%		$183,076,942

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of December 31, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 12/01, $895,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $1,380,000. At December 31, 2007 these securities had an aggregate market value of $2,275,000, representing 1.2% of net assets.
+	Variable rate security. Rates presented are the rates in effect at December 31, 2007. Date presented reflects next rate change date.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Liability Company

See notes to financial statements.

MMA Praxis International Fund

Statement of assets and liabilities
December 31, 2007

ASSETS:
Investments, at value* (cost $136,467,215)	$181,308,335
Investments in affiliates, at value (cost $2,275,000)	2,275,000
Investments held as collateral for securities loaned, at value (cost $8,440,835)	8,440,835

Total Investments	192,024,170

Cash	799,755
Foreign currency contracts receivable	103,386
Unrealized appreciation on foreign forward currency exchange contracts	88
Interest and dividends receivable	227,435
Receivable for capital shares sold	282,193
Receivable for investments sold	18,606
Tax reclaim receivable	304,758
Prepaid expenses	22,087

Total Assets	193,782,478

LIABILITIES:
Distributions payable to shareholders	114,942
Payable for capital shares redeemed	142,242
Payable for investments purchased	1,527,929
Payable for foreign currency contracts	104,211
Payable for foreign currency	14,934
Payable for securities loaned	8,440,835
Unrealized depreciation on foreign currency exchange contracts	51,948
Accrued expenses and other payables:
Investment advisory fees	139,215
Affiliates	25,409
Distribution fees	25,084
Trustees fees	4,135
Other	114,652

Total Liabilities	10,705,536

NET ASSETS:
Capital	137,231,172
Distributions in excess of net investment income	(1,727,083)
Accumulated net realized gain on investments and foreign currency transactions	2,731,733
Net unrealized appreciation on investments and foreign currency translations	44,841,120

Net Assets	$183,076,942

Net Assets
Class A	$50,709,413
Class B	22,366,976
Class I	110,000,553

Total	$183,076,942

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	3,288,826
Class B	1,476,703
Class I	7,147,900

Total	11,913,429

Net asset value
Class A — Redemption Price Per Share (A)	$15.42

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share [(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$16.27

Class B — offering price per share**(A)	$15.15

Class I — offering price per share**(A)	$15.39

*	Includes securities on loan of $7,617,058.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.
See notes to financial statements.

Statement of assets and liabilities

MMA Praxis International Fund

Statement of operations
For the year ended December 31, 2007

INVESTMENT INCOME:
Dividends	$4,894,778
Foreign tax withholding	(594,212)
Interest	(1,290)
Income from securities lending	51,554
Interest from affiliates	75,464

Total Investment Income	4,426,294

EXPENSES:
Investment advisory fees	1,623,015
Administration fees	294,654
Distribution fees — Class A	121,357
Distribution fees — Class B	176,139
Shareholder servicing fees — Class A	121,357
Shareholder servicing fees — Class B	58,713
Reimbursement of Fund expenses paid by Adviser	94,164
Custodian fees	144,000
Professional fees	76,277
Trustees’ fees and expenses	27,000
Other expenses	216,490

Total expenses before reductions/reimbursements	2,953,166
Expenses reduced by Distributor	(144,842)

Net Expenses	2,808,324

Net Investment Income	1,617,970

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	15,823,897
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the year	3,764,696

Net realized and unrealized gain on investments and foreign currency transactions	19,588,593

Net increase in net assets resulting from operations	$21,206,563

See notes to financial statements.

Statement of operations

MMA Praxis International Fund

Statements of changes in net assets

	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

From Investment Activities:
Net investment income	$1,617,970	$1,407,169
Net realized gain on investments and foreign currency transactions	15,823,897	14,968,084
Change in unrealized appreciation/depreciation of investments and foreign currency translations during the year	3,764,696	12,974,631

Net increase in net assets resulting from operations	21,206,563	29,349,884

Distributions to Class A Shareholders:
From net investment income	(674,131)	(390,536)
From net realized gain on investment	(1,204,979)	—

Distributions to Class B Shareholders:
From net investment income	(172,308)	(120,020)
From net realized gain on investment	(540,811)	—

Distributions to Class I Shareholders:
From net investment income	(1,919,613)	(1,439,082)
From net realized gain on investment	(2,732,636)	—

Change in net assets from distributions to shareholders	(7,244,478)	(1,949,638)

Change in net assets from capital transactions	1,493,703	(6,332,799)

Change in net assets	15,455,788	21,067,447

Net Assets:
Beginning of year	167,621,154	146,553,707

End of year	$183,076,942	$167,621,154

Distributions in excess of net investment income	$(1,727,083)	$(1,302,855)

See notes to financial statements.

Statements of changes in net assets

MMA Praxis International Fund

Financial highlights

For a share outstanding throughout the year indicated.

	Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$14.23	$11.94	$10.78	$9.43	$7.45

Investment Activities:
Net investment income	0.12	0.16	0.08	0.01	0.04
Net realized and unrealized gains from investments	1.65	2.26	1.22	1.37	2.00

Total from Investment Activities	1.77	2.42	1.30	1.38	2.04

Distributions:
Net investment income	(0.21)	(0.13)	(0.14)	(0.03)	(0.06)
Net realized gain	(0.37)	—	—	—	—

Total Distributions	(0.58)	(0.13)	(0.14)	(0.03)	(0.06)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net Asset Value, End of Year	$15.42	$14.23	$11.94	$10.78	$9.43

Total Return (excludes sales charge)	12.59%	20.31%	12.16%	14.68%	27.53%

Ratios/Supplemental Data:
Net assets at end of year (000)	$50,709	$44,837	$121,173	$115,687	$97,396
Ratio of expenses to average net assets	1.72%	1.76%	1.58%	1.63%	1.50%
Ratio of net investment income to average net assets	0.75%	0.85%	0.74%	0.16%	0.49%
Ratio of expenses to average net assets*	1.97%	2.09%	1.90%	2.01%	2.14%
Portfolio Turnover (b)	59.13%	82.77%	71.93%	81.85%	145.51%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis International Fund

Financial highlights, continued

For a share outstanding throughout the year indicated.

	Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2007	2006	2005	2004		2003

Net Asset Value, Beginning of Year	$13.99	$11.77	$10.62	$9.32		$7.39

Investment Activities:
Net investment loss	(0.06)	(0.06)	(0.01)	(0.05)		(0.01)
Net realized and unrealized gains from investments	1.70	2.34	1.22	1.35		1.98

Total from Investment Activities	1.64	2.28	1.21	1.30		1.97

Distributions:
Net investment income	(0.11)	(0.06)	(0.06)	—	(a)	(0.04)
Net realized gain	(0.37)	—	—	—		—

Total Distributions	(0.48)	(0.06)	(0.06)	—		(0.04)

Paid-in capital from redemption fees (a)	—	—	—	—		—

Net Asset Value, End of Year	$15.15	$13.99	$11.77	$10.62		$9.32

Total Return (excludes redemption charge)	11.86%	19.45%	11.50%	13.95%		26.73%

Ratios/Supplemental Data:
Net assets at end of year (000)	$22,367	$24,186	$25,381	$24,094		$21,468
Ratio of expenses to average net assets	2.37%	2.41%	2.23%	2.28%		2.15%
Ratio of net investment income to average net assets	0.11%	0.17%	0.10%	(0.49%	)	(0.15% )
Ratio of expenses to average net assets*	2.46%	2.57%	2.39%	2.51%		2.63%
Portfolio Turnover (b)	59.13%	82.77%	71.93%	81.85%		145.51%

*	During the year, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Amount rounds to less than $0.005 per share.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund

Financial highlights continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Year Ended	Period Ended
	December 31,	December 31,
	2007	2006 (a)

Net Asset Value, Beginning of Period	$14.20	$13.52

Investment Activities:
Net investment income	0.17	0.10
Net realized and unrealized gains from investments	1.65	0.78

Total from Investment Activities	1.82	0.88

Distributions:
Net investment income	(0.26)	(0.20)
Net realized gain	(0.37)	—

Total Distributions	(0.63)	(0.20)

Net Asset Value, End of Period	$15.39	$14.20

Total Return (excludes redemption charge)	13.02%	6.61%	(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$110,001	$98,598
Ratio of expenses to average net assets	1.31%	1.28%	(c)
Ratio of net investment income to average net assets	1.13%	1.23%	(c)
Ratio of expenses to average net assets*	1.31%	1.39%	(c)
Portfolio Turnover (d)	59.13%	82.77%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Small Cap Fund
Annual report to shareholders
Portfolio manager’s letter

The MMA Praxis Small Cap Fund (A Shares) returned (5.00) percent versus the Russell 2000’s decline of (5.33) percent since the Fund’s inception on May 1, 2007. Over this relatively short period, we invested the Fund into a diversified portfolio of competitively advantaged smaller companies.

The second half of 2007 was a difficult period for small companies as it marked the first time since 2002 that the benchmark declined two consecutive quarters. It was also the first negative year since 2002. This was the result of investors adopting a more risk-averse posture as the realities of the sub-prime credit issues became clearer. In addition to the ongoing concern of the sub-prime credit issues and a weakening consumer, the market continued to wrestle with slowing economic conditions and weaker earnings growth. The Federal Reserve Board is aware of these challenges and has been lowering interest rates since last fall in an attempt to head off a consumer-led recession. It appears the Fed still has an opportunity to reduce interest rates further in the first half of 2008. With attractive valuations and record levels of cash on the sidelines, lower interest rates should boost investor confidence as we progress through the year and, hopefully, lead to a more prosperous 2008.

The Fund continues to be overweight in the Healthcare, Energy, and Industrial sectors and underweight in the Financial and Utilities sectors. We have been investing in slightly larger companies and continue to have the Fund tilted toward growth companies. Recently, we’ve been increasing our Healthcare and Energy sector weightings given their higher earnings visibility and have been reducing our Consumer and Technology sector investments. While it’s been a challenging environment to generate positive returns, we do believe our investment strategy should have us well positioned going forward.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities, and to purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk of the portfolio.

Steve R. Purvis, CFA, co-portfolio manager
Luther King Capital Management

MMA Praxis Small Cap Fund

MMA Praxis Small Cap Fund
Performance review

Total returns as of 12/31/07

	Inception	Since
	Date	Inception

Class A	5/1/07	–5.00%
Class A*	5/1/07	–9.95%

Class B	5/1/07	–5.50%
Class B**	5/1/07	–9.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

**	The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge (“CDSC”). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

Performance review

MMA Praxis Small Cap Fund

Performance review (continued)

Growth of $10,000 investment from 5/1/07 to 12/31/07

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Fund from 5/1/07 to 12/31/07, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by a third party. In such instances, and without this activity, total return would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

[1]	The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Small Cap Fund

Schedule of portfolio investments
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 91.5%
AUTO COMPONENTS — 1.7%
Drew Industries, Inc. (a)	4,650	$127,410
Tenneco, Inc. (a)	6,000	156,420

		283,830

AUTOMOBILES — 1.0%
Thor Industris, Inc.	4,300	163,443

BIOTECHNOLOGY — 2.7%
Kendle International, Inc. (a)	4,450	217,694
Parexel International Corp. (a)	5,050	243,915

		461,609

CAPITAL MARKETS — 3.9%
FCStone Group, Inc. (a)	5,650	260,069
GFI Group, Inc. (a)	2,250	215,370
Penson Worldwide, Inc. (a)	13,750	197,313

		672,752

CHEMICALS — 1.3%
Airgas, Inc.	4,300	224,073

COMMERCIAL BANKS — 3.3%
City Bank	4,950	110,979
First State Bancorporation, Inc.	9,100	126,490
Glacier Bancorp, Inc.	7,600	142,424
UCBH Holdings, Inc.	13,700	193,992

		573,885

COMMERCIAL SERVICES & SUPPLIES — 4.7%
Diamond Management & Technology Consultants, Inc.	23,950	174,117
Knoll, Inc.	11,150	183,195
Mobile Mini, Inc. (a)	550	10,197
The Geo Group, Inc. (a)	8,450	236,599
Waste Connections, Inc. (a)	6,750	208,574

		812,682

COMMUNICATIONS EQUIPMENT — 3.0%
Arris Group, Inc. (a)	16,200	161,676
MasTec, Inc. (a)	6,750	68,648
Powerwave Technologies, Inc. (a)	23,950	96,519
SBA Communications Corp. (a)	5,400	182,735

		509,578

COMPUTERS & PERIPHERALS — 0.9%
Brocade Communications Systems, Inc. (a)	21,950	161,113

DISTRIBUTORS — 1.0%
LKQ Corp. (a)	8,150	171,313

DIVERSIFIED CONSUMER SERVICES — 3.2%
Capella Education Co. (a)	4,200	274,932
Coinstar, Inc. (a)	6,500	182,975
K12, Inc. (a)	3,700	95,756

		553,663

Schedule of portfolio investments

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 91.5%, continued
ELECTRONIC EQUIPMENT & INSTRUMENTS — 4.6%
Anixter International (a)	2,400	$149,448
Franklin Electric Co., Inc.	3,100	118,637
MTS Systems Corp.	5,200	221,884
Rofin-Sinar Technologies, Inc. (a)	6,400	307,904

		797,873

ENERGY EQUIPMENT & SERVICES — 6.0%
Atwood Oceanics, Inc. (a)	2,900	290,696
Core Laboratories N.V. (a)(b)	2,550	318,035
Dril-Quip, Inc. (a)	4,450	247,687
Superior Well Services, Inc. (a)	8,400	178,248

		1,034,666

FOOD PRODUCTS — 1.6%
UAP Holding Corp.	7,150	275,990

HEALTH CARE EQUIPMENT & SUPPLIES — 8.4%
Conceptus, Inc. (a)	9,900	190,476
Haemonetics Corp. (a)	2,300	144,946
Inverness Medical Innovations, Inc. (a)	3,650	205,057
Meridian Bioscience, Inc.	9,250	278,239
MWI Veterinary Supply, Inc. (a)	5,900	236,000
Symmetry Medical, Inc. (a)	11,050	192,602
Wright Medical Group, Inc. (a)	7,300	212,941

		1,460,261

HEALTH CARE PROVIDERS & SERVICES — 2.3%
inVentiv Health, Inc. (a)	7,250	224,460
PSS World Medical, Inc. (a)	8,800	172,216

		396,676

HEALTH CARE TECHNOLOGY — 0.8%
The TriZetto Group, Inc. (a)	7,900	137,223

HOTELS, RESTAURANTS & LEISURE — 2.6%
Great Wolf Resorts, Inc. (a)	14,950	146,660
IHOP Corp.	4,200	153,636
Life Time Fitness, Inc. (a)	3,050	151,524

		451,820

HOUSEHOLD DURABLES — 1.8%
Tempur-Pedic International, Inc.	6,200	161,014
Universal Electronics, Inc. (a)	4,500	150,480

		311,494

INDUSTRIAL CONGLOMERATES — 0.9%
Raven Industries, Inc.	3,900	149,721

INSURANCE — 2.1%
Argo Group International(a)(b)	3,509	147,834
Max Capital Group Ltd. (b)	7,650	214,124

		361,958

INTERNET SOFTWARE & SERVICES — 0.5%
Blackboard, Inc. (a)	2,050	82,513

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 91.5%, continued
IT CONSULTING & SERVICES — 1.3%
MoneyGram International, Inc.	8,750	$134,487
Ness Technologies, Inc. (a)	8,750	80,763

		215,250

MACHINERY — 6.0%
CIRCOR International, Inc.	4,600	213,256
CLARCOR, Inc.	7,450	282,877
Kaydon Corp.	4,400	239,976
Nordson Corp.	5,050	292,697

		1,028,806

MARINE — 3.4%
Kirby Corp. (a)	6,200	288,176
Quintana Maritime, Ltd.	12,650	290,697

		578,873

METALS & MINING — 1.9%
Haynes International, Inc. (a)	1,550	107,725
Silgan Holdings, Inc.	4,300	223,342

		331,067

OIL, GAS & CONSUMABLE FUELS — 4.7%
Cabot Oil & Gas Corp.	6,050	244,239
Carrizo Oil & Gas, Inc. (a)	2,050	112,238
Parallel Petroleum Corp. (a)	11,350	200,101
PetroQuest Energy, Inc. (a)	17,550	250,964

		807,542

PHARMACEUTICALS — 2.2%
American Oriental Bioengineering, Inc. (a)	11,750	130,190
Bentley Pharmaceuticals, Inc. (a)	16,250	245,213

		375,403

REAL ESTATE — 1.3%
Potlatch Corp.	5,000	222,200

SEMICONDUCTORS — 1.0%
RF Micro Devices, Inc. (a)	31,400	179,294

SOFTWARE — 6.9%
Blackbaud, Inc.	4,850	135,994
i2 Technologies, Inc. (a)	12,250	154,350
Lawson Software, Inc. (a)	20,100	205,824
Nuance Communications, Inc. (a)	16,000	298,879
TIBCO Software, Inc. (a)	25,300	204,171
Wind River Systems, Inc. (a)	21,750	194,228

		1,193,446

SPECIALTY RETAIL — 2.5%
Conn’s, Inc. (a)	8,800	150,568
Jos. A. Bank Clothiers, Inc. (a)	5,650	160,743
Tractor Supply Co. (a)	3,050	109,617

		420,928

MMA Praxis Small Cap Fund

Schedule of portfolio investments, continued
December 31, 2007

	SHARES	VALUE

COMMON STOCKS — 91.5%, continued
TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Build-A-Bear-Workshop, Inc. (a)	13,050	$182,048

TRADING COMPANIES & DISTRIBUTORS — 0.9%
WESCO International, Inc. (a)	3,850	152,614

TOTAL COMMON STOCKS		15,735,607

SHORT TERM INVESTMENT — 6.6%
Northern Institutional Government Select Portfolio	1,127,834	1,127,834

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING — 3.5%
Northern Institutional Liquid Asset Portfolio	598,903	598,903

CORPORATE NOTES — 1.2%
COMMUNITY DEVELOPMENT — 1.2%
MMA Community Development Investment, Inc., 2.87%, 12/31/09,(c) +	80,000	80,000
MMA Community Development Investment, Inc., 4.30%, 12/31/09,(c) +	120,000	120,000

TOTAL CORPORATE NOTES		200,000

TOTAL INVESTMENTS (Cost $18,509,977) — 102.8%		$17,662,344
Liabilities in excess of other assets — (2.8)%		(488,791)

NET ASSETS — 100.0%		$17,173,553

(a)	Non-income producing securities.
(b)	All or part of this security was on loan, as of December 31, 2007.
(c)	Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.87% - 12/01, $80,000 and MMA Community Development Investment, Inc., 4.30% - 12/01, $120,000. At December 31, 2007, these securities had an aggregate market value of $200,000, representing 1.2% of net assets.
+	Variable rate security. Rates presented are the rates in effect at December 31, 2007. Date presented reflects next rate change date.

See notes to financial statements.

MMA Praxis Small Cap Fund

Statement of assets and liabilities
December 31, 2007

ASSETS:
Investments, at value* (cost $17,711,074)	$16,863,441
Investments in affiliates, at value (cost $200,000 )	200,000
Investments held as collateral for securities loaned, at value (cost $598,903)	598,903

Total Investments	17,662,344

Interest and dividends receivable	15,904
Receivable for capital shares sold	111,670
Prepaid expenses	16,849

Total Assets	17,806,767

LIABILITIES:
Distributions payable to shareholders	12,300
Payable for securities loaned	598,903
Accrued expenses and other payables:
Affiliates	4,508
Distribution fees	502
Other	17,001

Total Liabilities	633,214

NET ASSETS:
Capital	18,178,977
Accumulated net realized loss on investments	(157,791)
Net unrealized depreciation on investments	(847,633)

Net Assets	$17,173,553

Net Assets
Class A	$1,398,193
Class B	369,516
Class I	15,405,844

Total	$17,173,553

Shares Outstanding (unlimited number of shares authorized with $0.01 par value)
Class A	147,202
Class B	39,084
Class I	1,620,918

Total	1,807,204

Net asset value
Class A — Redemption Price Per Share (A)	$9.50

Class A — Maximum Sales Charge	5.25%

Class A — Maximum Offering Price Per Share
[(100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent]	$10.03

Class B — offering price per share**(A)	$9.45

Class I — offering price per share**(A)	$9.50

*	Includes securities on loan of $586,148.
**	Redemption price per share varies by length of time shares are held.
(A)	Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

Statement of assets and liabilities

MMA Praxis Small Cap Fund

Statement of operations
For the period ended December 31, 2007 (a)

INVESTMENT INCOME:
Dividends	$36,317
Interest	31,296
Income from securities lending	228
Interest from affiliates	245

Total Investment Income	68,086

EXPENSES:
Investment advisory fees	32,148
Administration fees	5,446
Distribution fees — Class A	1,317
Distribution fees — Class B	944
Shareholder servicing fees — Class A	1,317
Shareholder servicing fees — Class B	315
Custodian fees	560
Professional fees	19,935
Trustees’ fees and expenses	12,000
Registration fees	8,928
Other expenses	11,202

Total expenses before reductions/reimbursements	94,112
Expenses reimbursed by Investment Adviser	(38,292)
Expenses reduced by Distributor	(1,443)

Net Expenses	54,377

Net Investment Income	13,709

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(157,791)
Change in unrealized appreciation/depreciation of investments during the period	(847,633)

Net realized and unrealized loss on investments	(1,005,424)

Net decrease in net assets resulting from operations	$(991,715)

(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements.

Statement of operations

MMA Praxis Small Cap Fund

Statement of changes in net assets

Period Ended
December 31,
2007(a)

From Investment Activities:
Net investment income	$13,709
Net realized loss on investments	(157,791)
Change in unrealized appreciation/depreciation of investments during the period	(847,633)

Net decrease in net assets resulting from operations	(991,715)

Distributions to Class I Shareholders:
From net investment income	(14,506)

Change in net assets from capital transactions	18,179,774

Change in net assets	17,173,553

Net Assets:
Beginning of period	—

End of period	$17,173,553

Accumulated net investment income	$—

For the period May 1, 2007 (commencement of operations) through December 31, 2007.

See notes to financial statements.

Statement of changes in net assets

MMA Praxis Small Cap Fund

Financial highlights

For a share outstanding throughout the period indicated.

	Class A Shares

	Period Ended
	December 31,
	2007 (a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	—	(b)
Net realized and unrealized loss from investments	(0.50)

Total from Investment Activities	(0.50)

Paid-in capital from redemption fees	—	(b)

Net Asset Value, End of Period	$9.50

Total Return (excludes sales charge)	(5.00%	) (c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$1,398
Ratio of expenses to average net assets	1.65%	(d)
Ratio of net investment loss to average net assets	(0.04%	) (d)
Ratio of expenses to average net assets*	3.78%	(d)
Portfolio Turnover (e)	30.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Financial highlights

MMA Praxis Small Cap Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class B Shares

	Period Ended
	December 31,
	2007 (a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment loss	(0.02	) (b)
Net realized and unrealized loss from investments	(0.53)

Total from Investment Activities	(0.55)

Net Asset Value, End of Period	$9.45

Total Return (excludes redemption charge)	(5.50%	)(c)

Ratios/Supplemental Data:
Net assets at end of period (000)	$370
Ratio of expenses to average net assets	2.28%	(d)
Ratio of net investment loss to average net assets	(0.68%	)(d)
Ratio of expenses to average net assets*	4.15%	(d)
Portfolio Turnover (e)	30.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Small Cap Fund

Financial highlights, continued

For a share outstanding throughout the period indicated.

	Class I Shares

	Period Ended
	December 31,
	2007 (a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	0.01
Net realized and unrealized loss from investments	(0.50)

Total from Investment Activities	(0.49)

Distributions:
Net investment income	(0.01)

Net Asset Value, End of Period	$9.50

Total Return (excludes redemption charge)	(4.91%	)(b)

Ratios/Supplemental Data:
Net assets at end of period (000)	$15,406
Ratio of expenses to average net assets	1.35%	(c)
Ratio of net investment income to average net assets	0.47%	(c)
Ratio of expenses to average net assets*	2.18%	(c)
Portfolio Turnover (d)	30.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Mutual Funds

Notes to financial statements
December 31, 2007

1. Organization:
The MMA Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund, the MMA Praxis International Fund and the MMA Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund.

The Funds currently offer three classes of shares; Class A, Class B and Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds’ Board of Trustees. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money Market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

Notes to financial statements

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the “Valuation Procedures”). The Valuation Procedures contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Core Stock Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of December 31, 2007, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

Settlement	To Receive/		Initial	Market	Net Unrealized	Net Unrealized
Date	To Deliver		Value	Value	Appreciation	Depreciation

Contracts to Buy
1/2/08	1,866,705	HKD	$241,887	$241,975	$88	$—
1/2/08	84,961	EUR	$124,407	$124,040	$—	$367
1/2/08	180,237	EUR	$263,327	$263,139	$—	$187
1/3/08	267,149	EUR	$393,147	$390,026	$—	$3,120
1/2/08	102,273	GBP	$204,081	$203,145	$—	$936
1/3/08	101,806	GBP	$202,879	$201,621	$—	$1,259

Contracts to Sell
2/15/08	6,400,000	EUR	$9,307,136	$9,353,215	$—	$46,079

					$88	$51,948

HKD - Hong Kong Dollar
EUR - Euro
GBP - Great British Pound

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures contracts) to hedge or manage risks associated with a Funds’ securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to MMA Capital Management’s (the “Adviser”) ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements:

The Funds may enter into event-linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A “buyer” of credit protection agrees to pay a premium to a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium from a counterparty and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, to be invested in the Northern Institutional Liquid Asset Portfolio, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above.

The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is shown net of fees on the Statement of Operations. For the year ended December 31, 2007, the Funds had securities on loan as follows:

	Fee paid to	Market	Market Value
	Northern Trust	Value of	of Loaned
	Company	Collateral	Securities

Intermediate Income Fund	$7,649	$9,085,421	$8,824,320
Core Stock Fund	24,171	9,740,070	9,392,149
Value Index Fund	3,614	873,035	846,076
Growth Index Fund	5	29,189	28,142
International Fund	34,356	8,440,835	7,617,058
Small Cap Fund	148	598,903	586,148

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the “Adviser”), MMA Community Development Investments, Inc. (“MMA CDI”). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from the net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, the Growth Index Fund, the International Fund, and the Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets to the Trust or another reasonable basis. Expenses specific to a class can be charged directly to that class.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

3. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2007 were as follows:

	Purchases	Sales

Intermediate Income Fund	$56,129,647	$45,974,247
Core Stock Fund	39,939,755	72,356,827
Value Index Fund	37,728,098	23,837,746
Growth Index Fund	28,512,985	1,192,074
International Fund	103,171,025	104,132,463
Small Cap Fund	17,797,629	1,056,599

4. Related Party Transactions:
Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the “Adviser”) (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows: 0.50% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund; 0.30% for the Growth Index Fund; 0.90% for the International Fund and 0.85% for the Small Cap Fund. The Advisor has retained various Sub-Advisors to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Adviser (not the Funds) pays the Sub-Adviser a fee for these services. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund, Davis Selected Advisers, L.P. serves as the sub-adviser to the Core Stock Fund, and Luther King Capital Management serves as the sub-adviser to the Small Cap Fund.

The Adviser entered into expense limitation agreements pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses).

Effective May 1, 2007, the Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A, Class B, and Class I of each Fund to exceed 0.85%, 1.30% and 0.60%, respectively, for the Intermediate Income Fund; 1.43%, 2.08%, and 1.18%, respectively, for the Core Stock Fund; 0.94%, 1.49%, and 0.69%, respectively, for the Value Index Fund; 0.94%, 1.49%, and 0.69%, respectively, for the Growth Index Fund; 1.67%, 2.32% and 1.42%, respectively, for the International Fund; and 1.45%, 2.10%, and 1.20%, respectively, for the Small Cap Fund. The Adviser has agreed to maintain these expense limitations with regard to the Funds through April 30, 2008. For the year ended December 31, 2007, the Adviser waived investment advisory fees and/

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

or reimbursed other operating expenses in the Intermediate Income Fund, Value Index Fund, Growth Index Fund, and Small Cap Fund in the amount of $397,438, $17,107, $53,285, and $38,292, respectively. For the year ended December 31, 2007, the Core Stock Fund and International Fund repaid the Adviser in the amounts of $259,764 and $94,164 for fees waived during the year ended December 31, 2004, respectively.

As of December 31, 2007 the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund	Fees Waived	Repayment Expires	Balance

Intermediate Income Fund	2005	2008	$134,653
	2006	2009	299,777
	2007	2010	397,438

			$831,868

Value Index Fund	2006	2009	$9,996
	2007	2010	17,107

			$27,103

Growth Index Fund	2007	2010	$53,285

International Fund	2006	2009	$875

Small Cap Fund	2007	2010	$38,293

During the year ended December 31, 2007, amounts subject to repayment to the Adviser expired as follows:

Fund	Balance

Intermediate Income Fund	$365,525
Core Stock Fund	186,793
International Fund	133,798

JPMorgan Chase Bank, N.A. (JPMorgan) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund.

IFS Fund Distributors, Inc. (“Underwriter”) is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $11,851, $29,485, $24,472, $6,906, $22,023, and $2,039 from underwriting and broker commissions on the sale of shares of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund, respectively, for the year ended December 31, 2007. In addition, the Underwriter collected $13,085, $25,421, $6,142, $28, $4,967, and $29 of contingent deferred sales loads of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund, and Small Cap Fund, respectively. For the year ended December 31, 2007, the Distributor waived distribution fees in the Intermediate Income Fund, Core Stock Fund, Value Index Fund, Growth Index Fund, International Fund and Small Cap Fund in the amount $169,880, $322,058, $98,668, $2,245, $144,842 and $1,443, respectively.

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of each Fund may each pay an annual fee of up to 0.50% of average daily net assets of such Fund’s Class A shares. The Adviser or Underwriter may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Class B shares of each Fund may

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

each pay an annual fee of up to 1.00% of the average daily net assets of such Fund’s Class B shares. The Adviser or Underwriter may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution. Class I shares do not have a 12b-1 plan.

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Trust and providing administrative support services to the Funds’ Compliance Program and Chief Compliance Officer. JPMorgan receives a quarterly fee from each Fund.

Certain officers of the Trust are affiliated with the Adviser and/or JPMorgan. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

5.	Capital Share Transactions:
Transactions in shares of the Funds are summarized below:

	Intermediate Income Fund		Core Stock Fund		Value Index Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006	2007	2006

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$13,915,045	$23,368,669	$25,371,205	$53,164,019	$12,710,096	$10,532,393
Dividends reinvested	1,763,808	3,662,931	2,723,533	4,346,989	1,307,946	1,182,575
Cost of shares redeemed	(8,679,295)	(219,524,652)	(19,894,052)	(180,382,298)	(4,533,501)	(33,573,159)
Redemption fees	692	324	590	492	880	49

Class A Share Transactions	$7,000,250	$(192,492,728)	$8,201,276	$(122,870,798)	$9,485,421	$(21,858,142)

Class B Shares:
Proceeds from shares issued	$1,829,132	$1,528,574	$3,552,134	$4,217,838	$2,125,152	$2,903,509
Dividends reinvested	864,685	980,447	1,159,006	3,583,895	573,155	721,496
Cost of shares redeemed	(7,496,421)	(11,364,388)	(24,423,732)	(42,019,845)	(2,537,831)	(3,118,121)
Redemption fees	1,016	21	164	346	23	12

Class B Share Transactions	$(4,801,588)	$(8,855,346)	$(19,712,428)	$(34,217,766)	$160,499	$506,896

Class I Shares:
Proceeds from shares issued	$9,607,207	$217,127,370	$8,221,824	$169,448,285	$9,523,435	$34,150,512
Dividends reinvested	7,553,164	4,708,496	4,492,513	8,008,878	1,244,627	1,447,608
Cost of shares redeemed	(13,958,578)	(19,466,940)	(21,511,780)	(11,392,602)	(4,127,887)	(9,648,409)
Redemption fees	—	—	111	—	—	—

Class I Share Transactions	$3,201,793	$202,368,926	$(8,797,332)	$166,064,561	$6,640,175	$25,949,711

Net increase (decrease) from capital transactions	$5,400,455	$1,020,852	$(20,308,484)	$8,975,997	$16,286,095	$4,598,465

Share Transactions:
Class A Shares:
Issued	1,440,818	2,424,912	1,618,754	3,635,980	1,095,812	977,633
Reinvested	182,827	381,386	182,161	284,489	126,189	104,969
Redeemed	(900,127)	(23,152,922)	(1,267,619)	(12,209,841)	(397,045)	(3,072,964)

Change in Class A Shares	723,518	(20,346,624)	533,296	(8,289,372)	824,956	(1,990,362)

Class B Shares:
Issued	189,223	158,841	237,624	296,580	184,412	268,930
Reinvested	89,556	102,142	81,942	244,969	55,780	64,342
Redeemed	(774,839)	(1,178,373)	(1,629,984)	(2,982,376)	(220,898)	(291,985)

Change in Class B Shares	(496,060)	(917,390)	(1,310,418)	(2,440,827)	19,294	41,287

Class I Shares:
Issued	997,625	22,925,879	526,581	11,470,215	826,681	3,122,110
Reinvested	783,714	491,461	298,118	522,432	121,331	128,668
Redeemed	(1,447,469)	(2,042,001)	(1,364,384)	(757,818)	(360,906)	(874,710)

Change in Class I Shares	333,870	21,375,339	(539,685)	11,234,829	587,106	2,376,068

Net increase (decrease) from share transactions	561,328	111,325	(1,316,807)	504,630	1,431,356	426,993

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

			Small Cap Fund
Growth Index Fund		International Fund
	Period	Year	Year	Period
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2007(A)	2007	2006	2007(A)

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,236,602	$12,399,906	$13,741,809	$1,490,927
Dividends reinvested	451	1,778,682	366,496	—
Cost of shares redeemed	(21,201)	(12,067,541)	(109,243,398)	(14,619)
Redemption fees	204	427	4,888	2

Class A Share Transactions	$2,216,056	$2,111,474	$(95,130,205)	$1,476,310

Class B Shares:
Proceeds from shares issued	$633,681	$2,098,794	$2,088,970	$407,246
Dividends reinvested	144	698,317	116,352	—
Cost of shares redeemed	(20,533)	(6,551,560)	(7,689,316)	(18,002)
Redemption fees	74	31	167	—

Class B Share Transactions	$613,366	$(3,754,418)	$(5,483,827)	$389,244

Class I Shares:
Proceeds from shares issued	$24,794,311	$14,291,436	$102,907,600	$16,343,180
Dividends reinvested	16,814	4,190,613	1,127,601	2,206
Cost of shares redeemed	(4,691)	(15,345,402)	(9,753,968)	(31,166)

Class I Share Transactions	$24,806,434	$3,136,647	$94,281,233	$16,314,220

Net increase (decrease) from capital transactions	$27,635,856	$1,493,703	$(6,332,799)	$18,179,774

Share Transactions:
Class A Shares:
Issued	216,607	818,318	1,063,909	148,658
Reinvested	43	117,758	27,289	—
Redeemed	(2,063)	(797,123)	(8,088,650)	(1,456)

Change in Class A Shares	214,587	138,953	(6,997,452)	147,202

Class B Shares:
Issued	61,543	141,820	164,400	40,862
Reinvested	14	47,335	9,082	—
Redeemed	(1,980)	(441,009)	(601,902)	(1,778)

Change in Class B Shares	59,577	(251,854)	(428,420)	39,084

Class I Shares:
Issued	2,323,992	927,663	7,598,524	1,623,945
Reinvested	1,616	277,709	84,548	232
Redeemed	(449)	(1,000,551)	(739,993)	(3,259)

Change in Class I Shares	2,325,159	204,821	6,943,079	1,620,918

Net increase (decrease) from share transactions	2,599,323	91,920	(482,793)	1,807,204

(A)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

6.	Federal Income Tax Information:
The character of dividends paid to shareholders for federal income tax purposes during the years ended December 31, 2007 and 2006 was as follows:

	Intermediate
	Income Fund		Core Stock Fund		Value Index Fund
	2007	2006	2007	2006	2007	2006

From ordinary income	$12,852,931	$11,713,875	$3,904,243	$154,509	$2,232,453	$971,847
From long-term capital gains	—	—	5,000,878	16,168,098	1,491,429	2,789,551

Total distributions	$12,852,931	$11,713,875	$8,905,121	$16,322,607	$3,723,882	$3,761,398

	Growth Index Fund	International Fund		Small Cap Fund
	2007	2007	2006	2007

From ordinary income	$18,741	$2,104,886	$1,949,638	$14,506
From long-term capital gains	22	5,139,592	—	—

Total distributions	$18,763	$7,244,478	$1,949,638	$14,506

The following information is computed on a tax basis for each item as of December 31, 2007:

	Intermediate	Core	Value	Growth		Small
	Income	Stock	Index	Index	International	Cap
	Fund	Fund	Fund	Fund	Fund	Fund

Tax cost of portfolio investments	$288,191,568	$304,636,681	$67,973,451	$23,419,317	$149,625,417	$18,527,364

Gross unrealized appreciation	3,967,683	48,993,974	10,721,891	4,656,199	48,236,801	610,171
Gross unrealized depreciation	(3,101,587)	(20,133,826)	(7,065,949)	(1,005,288)	(5,838,048)	(1,475,191)

Net unrealized appreciation (depreciation)	866,096	28,860,148	3,655,942	3,650,911	42,398,753	(865,020)
Undistributed ordinary income	—	—	—	448	—	—
Undistributed long-term capital gains	—	—	908,837	—	3,486,770	—
Capital loss carryforward	(2,767,210)	—	—	—	—	(31,958)
Post-October losses	—	(22,108)	—	(11,996)	(39,753)	(108,446)
Other temporary differences	(152)	(287,405)	(463)	(4,210,212)	—	—

Accumulated earnings (deficit)	$(1,901,266)	$28,550,635	$4,564,316	$(570,849)	$45,845,770	$(1,005,424)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

As of December 31, 2007, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Amount	Expires

Intermediate Income Fund	$125,672	2008
	532,675	2009
	673,793	2010
	157,433	2012
	1,277,637	2014

	$2,767,210

Small Cap Fund	$31,958	2015

During the year ended December 31, 2007, the following Funds utilized capital loss carryforwards:

Intermediate Income Fund	$145,269
Core Stock Fund	2,829,151
International Fund	7,268,447

MMA Praxis Mutual Funds

Notes to financial statements, continued
December 31, 2007

Certain reclassification, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present each Fund’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds for the year ended December 31, 2007:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Losses)

Intermediate Income Fund	$—	$742,105	$(742,105)
Core Stock Fund	(487,096)	(257,712)	744,808
Value Index Fund	—	8,507	(8,507)
Growth Index Fund	(13,072)	(20)	13,092
International Fund	—	723,854	(723,854)
Small Cap Fund	(797)	797	—

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and was to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

7.	In-Kind Transfer of Securities:
On December 10, 2007, the Growth Index Fund Class I issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transfer for GAAP purposes and at their original cost for tax purposes. The book/tax difference is temporary in nature and will reverse as these in-kind securities are sold.

Shares Issued	Book Cost	Tax Cost

2,216,616	$23,552,319	$18,789,017

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of the
MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MMA Praxis Mutual Funds (comprised of the MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock Fund, MMA Praxis Value Index Fund, MMA Praxis Growth Index Fund, MMA Praxis International Fund, and MMA Small Cap Fund) (collectively, the Funds) as of December 31, 2007, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MMA Praxis Mutual Funds at December 31, 2007, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 28, 2008

Report of Independent Registered Public Accounting Firm

MMA Praxis Mutual Funds
Additional fund information (unaudited)
December 31, 2007

Security Allocation:
The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following industries as of the year ended December 31, 2007.

Intermediate Income Fund
Percentage of
Security Allocation	Net Assets

Fannie Mae	26.2%
Freddie Mac	27.8%
Corporate Bonds	19.6%
Commerical Mortgage Backed Securities	10.4%
Federal Home Loan Bank	3.3%
Securities Lending Collateral	3.2%
Short Term Investments	2.8%
Asset Backed Securities	2.0%
Government National Mortgage Assoc.	1.6%
Tennessee Valley Authority	1.4%
Corporate Notes	1.1%
Federal Farm Credit Bank	0.7%
Preferred Stocks	0.7%
Mutual Funds	0.5%
Municipal Bonds	0.4%
Small Business Administration	0.3%
Collateralized Mortgage Obligations	0.2%
Interest Only Bonds	0.2%

Total	102.4%

Core Stock Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	95.7%
Short Term Investments	4.0%
Securities Lending Collateral	3.1%
Commerical Paper	2.6%
Corporate Notes	1.4%

Total	106.8%

Value Index Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	99.0%
Securities Lending Collateral	1.2%
Corporate Notes	1.1%
Short Term Investments	0.3%

Total	101.6%

Growth Index Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	98.9%
Corporate Notes	0.9%
Short Term Investments	0.2%
Securities Lending Collateral	0.1%

Total	100.1%

International Fund
Percentage of
Security Allocation	Net Assets

France	19.7%
United Kingdom	13.6%
Germany	12.7%
Japan	10.7%
Switzerland	9.7%
Spain	5.4%
Securities Lending Collateral	4.6%
Netherlands	4.2%
Finland	2.8%
Hong Kong	2.8%
Italy	2.4%
Belgium	1.8%
Greece	1.8%
Norway	1.6%
Brazil	1.5%
Australia	1.3%
Canada	1.3%
Corporate Notes - Domestic	1.2%
Singapore	1.2%
Israel	0.9%
Taiwan	0.7%
Russia	0.6%
South Korea	0.5%
Argentina	0.4%
Ireland	0.4%
Preferred Stock	0.4%
Sweden	0.3%
Bermuda	0.2%
Mexico	0.2%

Total	104.9%

Small Cap Fund
Percentage of
Security Allocation	Net Assets

Common Stocks	91.5%
Short Term Investments	6.6%
Securities Lending Collateral	3.5%
Corporate Notes	1.2%

Total	102.8%

Additional fund information

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2007

Dividend Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction:

Intermediate Income Fund	1%
Core Stock Fund	97%
Value Index Fund	93%
Growth Index Fund	100%
International Fund	3%
Small Cap Fund	100%

Proxy Voting:
The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub- Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

Expense Comparison:
As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2007

Actual Expenses:
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/07	12/31/07	7/1/07-12/31/07	7/1/07-12/31/07

Intermediate Income Fund
Class A	$1,000.00	$1,053.00	$4.55	0.88%
Class B	1,000.00	1,050.40	6.87	1.33%
Class I	1,000.00	1,054.40	3.26	0.63%
Core Stock Fund
Class A	1,000.00	946.70	7.16	1.46%
Class B	1,000.00	943.90	10.29	2.10%
Class I	1,000.00	948.70	5.11	1.04%
Value Index Fund
Class A	1,000.00	892.60	3.82	0.80%
Class B	1,000.00	889.90	6.43	1.35%
Class I	1,000.00	893.20	2.67	0.56%
Growth Index Fund
Class A	1,000.00	1,022.90	5.81	1.14%
Class B	1,000.00	1,021.00	8.56	1.68%
Class I	1,000.00	1,024.40	3.93	0.77%
International Fund
Class A	1,000.00	1,031.10	8.75	1.71%
Class B	1,000.00	1,027.60	12.06	2.36%
Class I	1,000.00	1,032.40	7.07	1.38%
Small Cap Fund
Class A	1,000.00	923.20	7.80	1.61%
Class B	1,000.00	919.30	10.84	2.24%
Class I	1,000.00	924.10	6.40	1.32%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

Hypothetical Example for Comparison Purposes:
The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2007

relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	7/1/07	12/31/07	7/1/07-12/31/07	7/1/07-12/31/07

Intermediate Income Fund
Class A	$1,000.00	$1,020.77	$4.48	0.88%
Class B	1,000.00	1,018.50	6.77	1.33%
Class I	1,000.00	1,022.03	3.21	0.63%
Core Stock Fund
Class A	1,000.00	1,017.85	7.43	1.46%
Class B	1,000.00	1,014.62	10.66	2.10%
Class I	1,000.00	1,019.96	5.30	1.04%
Value Index Fund
Class A	1,000.00	1,021.17	4.08	0.80%
Class B	1,000.00	1,018.40	6.87	1.35%
Class I	1,000.00	1,022.38	2.85	0.56%
Growth Index Fund
Class A	1,000.00	1,019.46	5.80	1.14%
Class B	1,000.00	1,016.74	8.54	1.68%
Class I	1,000.00	1,021.32	3.92	0.77%
International Fund
Class A	1,000.00	1,016.59	8.69	1.71%
Class B	1,000.00	1,013.31	11.98	2.36%
Class I	1,000.00	1,018.25	7.02	1.38%
Small Cap Fund
Class A	1,000.00	1,017.09	8.19	1.61%
Class B	1,000.00	1,013.91	11.37	2.24%
Class I	1,000.00	1,018.55	6.72	1.32%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

INFORMATION FOR SHAREHOLDERS REGARDING APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT WITH MMA CAPITAL MANAGEMENT

Board Consideration and Approval of Advisory and Sub-advisory Agreements
Section 15(c) of the 1940 Act requires that each mutual fund’s board of trustees, including a majority of trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review and approve the Fund’s investment advisory and sub-advisory agreements. At its November 19, 2007 meeting, the Funds’ Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved the renewal of the Funds’ Advisory and Sub-advisory Agreements (the “Agreements”) for one additional year.

In reaching its decision to renew the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings between October and November 2007.

In determining to renew the Agreements for one additional year, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2007

independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate.

The Board’s conclusions with respect to the Agreements were based in part on the Board’s consideration of the Agreements in prior years. The Board also observed that there are a range of investment options available to shareholders of the Funds, including a wide variety of mutual funds offered by competitors to MMA Praxis Mutual Funds, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board’s decision to renew the Agreements was not based on any single factor. Each member of the Board may have weighed certain factors differently. A discussion of factors that figured prominently in the Board’s decision to renew the Agreements is provided below.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT WITH MMA CAPITAL MANAGEMENT
In approving the continuation of the Investment Advisory Agreement between each of the Funds and Menno Insurance Service, Inc., d/b/a MMA Capital Management, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board examined the nature, quality and extent of services MMA Capital Management provides to the Funds. Among other things, the Board considered MMA Capital Management’s experience in serving as investment manager of the Funds, including the experience of senior personnel at MMA Capital Management providing services to the Funds. The Board also considered MMA Capital Management’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, in overseeing the sub-advisers’ compliance with the Funds’ investment objectives and policies, and in implementing Board directives as they relate to the Funds. In addition, the Board considered MMA Capital Management’s track record and experience providing portfolio management services to the Funds that do not have sub-advisers. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by MMA Capital Management.

Investment Performance of the Funds and MMA
In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed year-to-date and historical performance data for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer groups. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions regarding the Funds that do not have sub-advisers: Intermediate Income Fund: while the performance of the Fund relative to its peer funds was somewhat weak over the reported periods, the Fund had outperformed its benchmark on a gross fee basis; Value Index Fund: while the performance of the Fund relative to its peer funds was somewhat weak over the reported periods, its peer fund were not limited in their stock selection by SRI criteria; Growth Index Fund: in light of the Fund’s short operating history, meaningful long-term performance comparisons were unavailable.

Costs of Services and Profitability of MMA and Affiliates
The Board then reviewed information and data regarding the costs of providing the advisory services to the Funds and the profits to be realized by MMA Capital Management and its affiliates from their relationship with the Funds. Representatives of MMA Capital Management addressed the Board’s questions concerning guidelines for manager selection, payment of platform fees, revenue sharing arrangements and expense waivers and reimbursements. In their review of the Funds’ total expenses, the Board considered MMA Capital Management’s fee, as well as other Fund expenses, such as transfer agent fees, custodial, legal and audit fees. The Board also noted the effects of MMA Capital Management’s voluntary expense waivers and expense reimbursements on fees and expense levels. As part of its review, the Board considered the expense ratios and profitability information by Fund compared to peer group fund expense

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2007

ratios and profitability information. In addition, the Board reviewed the fee structures and other information provided by MMA Capital Management regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Funds of the services provided to the Funds by MMA Capital Management were fair.

Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of the Funds’ shareholders. MMA Capital Management represented to the Board that MMA Capital Management would consider appropriate breakpoints as the Funds grow in size, but that the Funds’ asset values had not yet reached levels at which economies of scale could be realized. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that current asset levels did not warrant breakpoints at this time.

Other Benefits
The Board discussed the extent to which MMA Capital Management and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from MMA Capital Management’s relationship with the Funds. The Board noted that MMA Capital Management had voluntarily discontinued the practice of generating soft dollar credits to purchase third-party research services in 2004. The Board also considered other potential benefits to MMA Capital Management and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN
In approving the continuation of the Sub-Investment Advisory Agreement between Menno Insurance Service, Inc., d/b/a MMA Capital Management, and Evergreen Investment Management Company, LLC, with respect to portfolio management of MMA Praxis International Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Evergreen provides to the International Fund. Among other things, the Board considered Evergreen’s experience in serving as sub-adviser to the Fund, including the experience of senior personnel at Evergreen providing portfolio management and other services to the Funds. The Board considered Evergreen’s compliance capabilities, its compliance record with respect to the International Fund, and the quality of communication among MMA Capital Management, Evergreen and the Board. The Board also considered Evergreen’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered Evergreen’s track record and experience providing portfolio management services to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Fund by Evergreen.

Investment Performance of the International Fund and Evergreen
The Board reviewed year-to-date and historical performance data for the International Fund, and considered the Fund’s historical performance relative to its benchmark and peer group. In addition, the Board considered the impact of SRI criteria on performance and steps Evergreen would be taking to address performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the performance of the Fund relative to its peer funds was somewhat weak over the reported periods, its peer funds were not limited in their stock selection by SRI criteria. The Board noted that this effect may be more pronounced for

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2007

international stock selection. The Board also acknowledged that Evergreen was taking steps to strengthen its research and analysis capabilities.

Costs of Services and Profitability of Evergreen and Affiliates
The Board considered the costs of the services provided by Evergreen to the International Fund and the profits to be realized by Evergreen and its affiliates from their relationship with the International Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Fund of the services provided by Evergreen were fair.

Economies of Scale
The Board noted that Evergreen’s sub-advisory fee schedule currently incorporates breakpoints. The Board also acknowledged Evergreen’s representation that Evergreen would consider additional breakpoints as assets in the International Fund grow to levels where economies of scale would be realized.

Other Benefits
The Board considered the extent to which Evergreen or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Evergreen’s relationship with the International Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Evergreen did not derive material benefits, other than its sub-advisory fees and certain soft dollar arrangements, from its relationship with the International Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH DAVIS
In approving the continuation of the Sub-Investment Advisory Agreement between Menno Insurance Service, Inc., d/b/a MMA Capital Management, and Davis Selected Advisers, L.P., with respect to portfolio management of MMA Praxis Core Stock Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Davis provides to the Core Stock Fund. Among other things, the Board considered Davis’s experience in serving as sub-adviser to the Fund, including the experience of senior personnel at Davis providing portfolio management and other services to the Funds. The Board considered Davis’s compliance capabilities, its compliance record with respect to the Core Stock Fund, and the quality of communication among MMA Capital Management, Davis and the Board. The Board also considered Davis’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered Davis’s track record and experience providing portfolio management services to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Core Stock Fund by Davis.

Investment Performance of the Core Stock Fund and Davis
The Board reviewed year-to-date and historical performance data for the Core Stock Fund, and considered the Fund’s historical performance relative to its benchmark and peer group. The Board also considered the impact of SRI criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the performance of the Fund relative to its peer funds has been relatively weak over the reported periods, MMA Capital Management expressed confidence that Davis’s management style will benefit the Core Stock Fund in the long term and provide for satisfactory long-term performance, and noted that Davis appears to have appropriate personnel and resources to deliver solid returns over the long term.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2007

Costs of Services and Profitability of Davis and Affiliates
The Board considered the costs of the services provided by Davis to the Core Stock Fund and the profits to be realized by Davis and its affiliates from their relationship with the Core Stock Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Core Stock Fund of the services provided by Davis were fair.

Economies of Scale
The Board noted that Davis’s sub-advisory fee schedule currently incorporates break-points. The Board also acknowledged Davis’s belief that the current fee schedule anticipates economies of scale that would be realized as assets in the Core Stock Fund grow.

Other Benefits
The Board considered the extent to which Davis or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Davis’s relationship with the Core Stock Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Davis did not derive material benefits, other than its sub-advisory fees, from its relationship with the Core Stock Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT
In approving the Sub-Investment Advisory Agreement between MMA Capital Management and Luther King Capital Management, with respect to portfolio management of the MMA Praxis Small Cap Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services
The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund. Among other things, the Board considered Luther King Capital Management’s experience in serving as sub-adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to the Funds. The Board considered Luther King Capital Management’s compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among MMA Capital Management, Luther King Capital Management and the Board. The Board also considered Luther King Capital Management’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management
The Board reviewed the Small Cap Fund’s investment objective and strategies, including its SRI processes and philosophies. The Board also reviewed year-to-date performance data for the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the performance of the Fund relative to its benchmark index was favorable since the Fund’s inception, the Fund’s operating history was relatively short.

Costs of Services and Profitability of Luther King Capital Management and Affiliates
The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

MMA Praxis Mutual Funds
Additional fund information, continued (unaudited)
December 31, 2007

Economies of Scale
The Board noted that Luther King Capital Management’s sub-advisory fee schedule does not incorporate breakpoints. The Board also acknowledged Luther King Capital Management’s statement that the current fee schedule reflects existing economies of scale.

Other Benefits
The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and certain soft dollar arrangements, from its relationship with the Small Cap Fund.

MMA Praxis Mutual Funds
Management of the Trust (unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 977-2947.

	Position with the
	Company, Term		Number of	Other
	of Office and		Portfolios in	Trusteeships
	Length of	Principal Occupation During	Fund Complex Overseen	Held by
Name, Age and Address	Time Served	the Past Five Years	by Trustee	Trustee

Interested Trustees[1]

Howard L. Brenneman* 1110 North Main Street Goshen, IN 46528 Birth date: 3/26/40	Chairman and Trustee, Indefinite, since 12/2/93	Self-Employed Consultant, Consult Inc. (2006 - present); President and CEO, Mennonite Mutual Aid (December 1991 - 2005)	6	N/A

Larry Miller 1110 North Main Street Goshen, IN 46528 Birth date: 8/11/49	Trustee, Indefinite since 2/19/07	President and CEO of MMA InSource, Inc. (January 2007 - present); President and CEO of Mennonite Financial Federal Credit Union (September 1990 - December 2006)	6	Chair of Board of Directors of MMA Trust Company

[1]	This Trustee is an “interested” person under the Investment Company Act of 1940 because of his affiliation with the Adviser.

Independent Trustees

Bruce Harder* 1110 North Main Street Goshen, IN 46528 Birth date: 1/17/41	Trustee, Indefinite, since 2/11/00	Retired; Executive Director for Finance and Administration, Tri-Met, the Tri-County Metropolitan Transportation District of Oregon, public transportation system for Portland, Oregon (1986 - 2003); Chairman of the Board, Mennonite Mutual Aid, Goshen Indiana (1997 - 2003)	6	N/A

Karen Klassen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Birth date: 1/22/56	Trustee, Indefinite, since 12/2/93	Professor, Bluffton University (September 2001 -present)	6	N/A

R. Clair Sauder 1110 North Main Street Goshen, IN 46528 Birth date: 1/11/43	Trustee, Indefinite, since 6/30/02	Partner, Encore Enterprises, LLC, retail home furnishings (May 2001 - present); Partner, C&D Enterprises Unlimited, commercial real estate (1982 -present)	6	Mennonite Economic Development Associates; National Penn Investors Trust Company; MicroVest Capital General Partners, LLC; Hometown Heritage Bank

Donald E. Showalter, Esq. 1110 North Main Street Goshen, IN 46528 Birth date: 2/23/41	Trustee, Indefinite, since 12/2/93	Senior Partner, the law firm of Wharton, Aldhizer, & Weaver (June 1965 - present); Director, Rockingham Heritage Bank (April 1998 - present)	6	N/A

Candace L. Smith 1110 North Main Street Goshen, IN 46528 Birth date: 7/10/58	Trustee, Indefinite since 11/16/07	CFO, MicroVest Capital Management LLC (July 2005 - present); Investment Committee Member, Clean Tech Fund LP (2004 - present); Self-Employed Consultant (2003-2005); COO, Environmental Enterprises Assistance Fund (1999 -2003)	6	N/A

Don E. Weaver 1110 North Main Street Goshen, IN 46528 Birth date: 11/14/62	Trustee, Indefinite since 5/21/07	CFO, Hesston College (2006 - present); CIO, Koch Industries and Flint Hills Resources (1987 - 2006)	6	N/A

Management of the Trust

MMA Praxis Mutual Funds
Management of the Trust, continued (unaudited)

Position with the
	Company, Term of Office	Principal Occupation
Name, Age and Address	and Length of Time Served	During the Past Five Years

Officers

John L. Liechty 1110 North Main Street Goshen, IN 46528 Birth date: 6/12/54	President, Indefinite, since 8/19/97	Executive Management, Mennonite Mutual Aid (1976 -present)
Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Birth Date: 9/19/56	Vice President, Indefinite, since 12/2/93	Financial Services Operation Manager, Mennonite Mutual Aid (1981 - present); President, MMA Securities, Inc. (2003 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - present)
Steven T. McCabe 303 Broadway, Suite 900 Cincinnati, OH 45202 Birth Date: 6/5/64	Treasurer, Indefinite, since 9/25/05	Vice President Fund Accounting and Financial Reporting of JPMorgan Chase Bank, N.A. (2004-Present); Vice President-Custody Services (2003-2004) Fifth Third Bank; Assistant Vice President and Director of Mutual Fund Accounting (1997-2003) Fifth Third Bank
Brian E. Hirsch 303 Broadway, Suite 1100 Cincinnati, OH 45202 Birth date: 12/29/56	Chief Compliance Officer, Indefinite, since 9/25/05	Senior Vice President-Compliance of IFS Financial Services, Inc., Director of Compliance of Fort Washington Brokerage Services, Inc.; Chief Compliance Officer of Puglisi & Co. from 2001 until 2002
Jay S. Fitton 303 Broadway, Suite 900 Cincinnati, OH 45202 Birth Date: 1/31/70	Secretary, Indefinite, since 5/22/06	Assistant Vice President and Senior Counsel of JPMorgan Chase Bank, N.A.

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2080003

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent”, as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. Audit fees totaled $94,000 for the December 31, 2007 fiscal year and $61,100 for the December 31, 2006 fiscal year, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.
(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2007 or December 31, 2006 fiscal years.
(c) Tax Fees. Tax fees totaled $13,700 for the December 31, 2007 fiscal year and $8,600 for the December 31, 2006 fiscal year and consisted of fees for tax compliance services during both years.
(d) All Other Fees. There were no other fees for the December 31, 2007 or December 31, 2006 fiscal years.
(e) (1) Audit Committee Pre-Approval Policies.
     (A) Audit Services
     Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also “delegation” below.)
     (B) Permissible Non-Audit Services
     The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x1 or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence. (see also “delegation” below.) pre-approval by the committee of non-audit services is not required so Long as:
          (1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;
          (2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and
          (3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).
     (C) Delegation
     The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.
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1 non-audit services that are prohibited by rule 2-01(c)(4) of regulation s-x include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (viii) broker-dealer, investment adviser, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.
(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable
(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $13,700 for the fiscal year ended December 31, 2007 and $8,600 for the fiscal year ended December 31, 2006.
(h) Not applicable
Item 5. Audit Committee of Listed Registrants.
Not applicable
Item 6. Schedule of Investments.
The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics for Senior Financial Officers was filed on March 11, 2005 with Form N-CSR for period ending December 31, 2004 and is hereby incorporated by reference.
(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) MMA Praxis Mutual Funds

By (Signature and Title)

/s/ John L. Liechty

John L. Liechty President

Date: March 3, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John L. Liechty

John L. Liechty President

Date: March 3, 2008

By (Signature and Title)

/s/ Steven T. McCabe

Steven T. McCabe Treasurer

Date: March 4, 2008